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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

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Filed by a Party other than the Registrant ☐
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☐	Preliminary Proxy Statement
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☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12
ACCURAY INCORPORATED
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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NOTICE OF
2007 ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON DECEMBER 12, 2007

To our Stockholders:

        You are cordially invited to attend our 2007 Annual Meeting of Stockholders, which will be held at the Four Seasons Hotel—San Francisco, located at 757 Market Street, San Francisco, California 94103 on Wednesday December 12, 2007. We are holding the annual meeting for the following purposes:

  1.
  To elect two Class I directors to hold office until our 2010 Annual Meeting of Stockholders, or until their respective successors have been duly elected or appointed;

  2.
  To approve the 2007 Incentive Award Plan;

  3.
  To ratify the appointment of Grant Thornton LLP as our independent registered public accounting firm for the fiscal year ending June 30, 2008; and

  4.
  To transact any other business as may properly come before the meeting, including any motion to adjourn to a later date to permit further solicitation of proxies, if necessary, or any adjournment or postponement of the meeting.

        These items of business to be transacted at the meeting are more fully described in the proxy statement, which is part of this notice.

        The meeting will begin promptly at 10:00 a.m. PST and check-in will begin at 9:30 a.m. PST. Only holders of record of shares of our common stock at the close of business on October 31, 2007, the record date, are entitled to notice of, to attend and to vote at the meeting and any adjournments or postponements of the meeting.

        For a period of at least 10 days prior to the meeting, a complete list of stockholders entitled to vote at the meeting will be available and open to the examination of any stockholder for any purpose germane to the meeting during normal business hours at our principal executive offices.

        All stockholders are cordially invited to attend the meeting in person. Even if you plan to attend the meeting, please complete, sign and date the enclosed proxy card and return it promptly in the postage-paid return envelope in order to ensure that your vote will be counted if you later decide not to, or are unable to, attend the meeting. Even if you have given your proxy, you may still attend and vote in person at the meeting after revoking your proxy prior to the meeting.

By order of the Board of Directors,

Euan S. Thomson, Ph.D. President and Chief Executive Officer

Sunnyvale, California
November 12, 2007

i

Employment Change of Control and Severance Agreements	58
The CyberKnife Society	59
Investors' Rights Agreement	59
Consulting Agreements	60
Indemnification Officers and Directors	60
Other Arrangements	60
Review, Approval or Ratification of Transactions with Related Parties	61
WHERE YOU CAN FIND ADDITIONAL INFORMATION	61
Stockholders Sharing the Same Address	61
OTHER MATTERS	62
Appendix A Charter of the Audit Committee of the Board of Directors	A-1
Appendix B 2007 Incentive Award Plan	B-1

ii

PROXY STATEMENT FOR
2007 ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON DECEMBER 12, 2007

        This proxy statement is furnished to our stockholders as of October 31, 2007, the record date, in connection with the solicitation of proxies by our board of directors for use at our annual meeting of stockholders, to be held at the Four Seasons Hotel—San Francisco, located at 757 Market Street, San Francisco, California 94103 on Wednesday December 12, 2007 at 10:00 a.m. PST and at and at any adjournments or postponements of the meeting. This proxy statement and the proxy card, together with a copy of our Annual Report on Form 10-K for our fiscal year ended June 30, 2007, is first being mailed to our stockholders on or about November 12, 2007.

QUESTIONS AND ANSWERS REGARDING THIS SOLICITATION
AND VOTING AT THE MEETING

Why am I receiving this proxy statement?	You are receiving this proxy statement from us because you were a stockholder of record at the close of business on the record date of October 31, 2007. As a stockholder of record, you are invited to attend our annual meeting of stockholders and are entitled to vote on the items of business described in this proxy statement. This proxy statement contains important information about the meeting and the items of business to be transacted at the meeting. You are strongly encouraged to read this proxy statement, which includes information that you may find useful in determining how to vote.
Who is entitled to attend and vote at the meeting?
Only holders of record of shares of our common stock at the close of business on October 31, 2007 (the record date) are entitled to notice of, to attend and to vote at the meeting and any adjournments or postponements of the meeting.
How many shares are outstanding?
On the record date, 54,581,364 shares of our common stock were issued and outstanding and held by approximately 275 holders of record. Each share of common stock outstanding on the record date is entitled to one vote.

How many shares must be present or represented to conduct business at the meeting (that is, what constitutes a quorum)?
The presence at the meeting, in person or represented by proxy, of the holders of at least a majority of the shares of our common stock, issued and outstanding on the record date and entitled to vote at the meeting, will constitute a quorum for the transaction of business. If, however, a quorum is not present, in person or represented by proxy, then either the chairman of the meeting or the stockholders entitled to vote at the meeting may adjourn the meeting until a later time.
What items of business will be voted on at the meeting?	The items of business to be voted on at the meeting are as follows:
	1.	The election of two Class I directors to hold office until our 2010 Annual Meeting of Stockholders, or until their respective successors have been duly elected or appointed;
	2.	The approval of the 2007 Incentive Award Plan; and
	3.	The ratification of the appointment of Grant Thornton LLP as our independent registered public accounting firm for the fiscal year ending June 30, 2008.
What happens if additional matters are presented at the meeting?
The only items of business that our board of directors intends to present at the meeting are set forth in this proxy statement. As of the date of this proxy statement, no stockholder has advised us of the intent to present any other matter, and we are not aware of any other matters to be presented at the meeting. If any other matter or matters are properly brought before the meeting, the person(s) named as your proxyholder(s) will have the discretion to vote your shares on the matters in accordance with their best judgment and as they deem advisable.
How does the board of directors recommend that I vote?
Our board of directors recommends that you vote your shares "FOR" the election of each of the director nominees identified in this proxy statement, "FOR" the approval of the 2007 Incentive Award Plan and "FOR" the ratification of the appointment of Grant Thornton LLP.
What shares can I vote at the meeting?
You may vote all of the shares you owned as of October 31, 2007, the record date, including shares held directly in your name as the stockholder of record and all shares held for you as the beneficial owner through a broker, trustee or other nominee such as a bank.
What is the difference between holding shares as a stockholder of record and as a beneficial owner?
Most of our stockholders hold their shares through a broker or other nominee rather than directly in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially.

Stockholders of Record. If your shares are registered directly in your name with our transfer agent, Mellon Investor Services LLC, you are considered, with respect to those shares, the stockholder of record, and these proxy materials are being sent directly to you by us. As the stockholder of record, you have the right to vote in person at the meeting or direct the proxyholder how to vote your shares on your behalf at the meeting by fully completing, signing and dating the enclosed proxy card and returning it to us in the enclosed postage-paid return envelope.

Beneficial Owner. If your shares are held in a brokerage account or by a trustee or another nominee, you are considered the beneficial owner of shares held in street name, and these proxy materials are being forwarded to you together with a voting instruction card by your broker, trustee or other nominee. As the beneficial owner, you have the right to direct your broker, trustee or nominee to vote your shares as you instruct in the voting instruction card. The broker, trustee or other nominee may either vote in person at the meeting or grant a proxy and direct the proxyholder to vote your shares at the meeting as you instruct in the voting instruction card. You may also vote in person at the meeting, but only after you obtain a "legal proxy" from the broker, trustee or nominee that holds your shares, giving you the right to vote your shares at the meeting. Your broker, trustee or nominee has enclosed or provided a voting instruction card for you to use in directing the broker, trustee or nominee how to vote your shares.
How can I vote my shares without attending the meeting?
As discussed previously, whether you hold shares directly as the stockholder of record or as a beneficial owner, you may direct how your shares are voted without attending the meeting by completing and returning the enclosed proxy card or voting instruction card. If you provide specific instructions with regard to items of business to be voted on at the meeting, your shares will be voted as you instruct on those items. Proxies properly signed, dated and submitted to us that do not contain voting instructions and are not revoked prior to the meeting will be voted "FOR" the election of each of the director nominees identified in this proxy statement, "FOR" the approval of the 2007 Incentive Award Plan and "FOR" the ratification of the appointment of Grant Thornton LLP.

How can I vote my shares in person at the meeting?
Shares held in your name as the stockholder of record may be voted in person at the meeting. Shares held beneficially in street name may be voted in person only if you obtain a legal proxy from the broker, trustee or nominee that holds your shares giving you the right to vote the shares at the meeting. You should be prepared to present photo identification for admittance. Please also note that if you are not a stockholder of record but hold shares through a broker, trustee or nominee, you will need to provide proof of beneficial ownership as of the record date, such as your most recent brokerage account statement, a copy of the voting instruction card provided by your broker, trustee or nominee, or other similar evidence of ownership. The meeting will begin promptly at 10:00 a.m. PST. Check-in will begin at 9:30 a.m. PST. Even if you plan to attend the meeting, we recommend that you also complete, sign and date the enclosed proxy card or voting instruction card and return it promptly in the accompanying postage-paid return envelope in order to ensure that your vote will be counted if you later decide not to, or are unable to, attend the meeting.
Can I change my vote or revoke my proxy?
You may change your vote or revoke your proxy at any time prior to the vote at the meeting. If you are the stockholder of record, you may change your vote by granting a new proxy bearing a later date, which automatically revokes the earlier proxy, by providing a written notice of revocation to our Corporate Secretary prior to your shares being voted, or by attending the meeting and voting in person. Attendance at the meeting will not cause your previously granted proxy to be revoked unless you specifically so request.

If you are a beneficial owner, you may change your vote by submitting a new voting instruction card to your broker, trustee or nominee, or, if you have obtained a legal proxy from your broker, trustee or nominee giving you the right to vote your shares, by attending the meeting and voting in person.
Is my vote confidential?
Proxy cards, voting instructions, ballots and voting tabulations that identify individual stockholders are handled in a manner that protects your voting privacy. Your vote will not be disclosed, except as required by law to Mellon Investor Services LLC, our transfer agent, to allow for the tabulation of votes and certification of the vote, and to facilitate a successful proxy solicitation.

How are votes counted and what vote is required to approve each item?
Each outstanding share of our common stock entitles the holder to one vote per share on each matter considered at the meeting. Stockholders are not entitled to cumulate their votes in the election of directors or with respect to any matter submitted to a vote of the stockholders. The election of directors requires a plurality of the votes cast for the election of directors and, accordingly, the two director nominees receiving the highest number of affirmative "FOR" votes at the meeting will be elected to serve as Class I directors. You may vote either "FOR" or "WITHHOLD" your vote for the director nominees. A properly executed proxy marked "WITHHOLD" with respect to the election of one or more directors will not be voted with respect to the director or directors indicated, although it will be counted for purposes of determining whether there is a quorum.

The approval of the 2007 Incentive Award Plan requires a majority of the votes cast. You may vote either "FOR" or "AGAINST" approval of the 2007 Incentive Award Plan, or you may abstain. A properly executed proxy marked "ABSTAIN" with respect to the approval of the 2007 Incentive Award Plan will not be voted with respect to approval of the 2007 Incentive Award Plan, although it will be counted for purposes of determining both whether there is a quorum and the total number of votes cast with respect to the proposal.

Stockholder ratification of the appointment of Grant Thornton LLP as our independent registered public accounting firm for the fiscal year ending June 30, 2008 is not required by law or by governing instruments. However, our board of directors is submitting the selection of Grant Thornton LLP to our stockholders for ratification as a matter of good corporate governance and practice. The ratification of the appointment of Grant Thornton LLP requires a majority of the votes cast. You may vote either "FOR" or "AGAINST" ratification of the appointment, or you may abstain. A properly executed proxy marked "ABSTAIN" with respect to the ratification of the appointment will not be voted with respect to such ratification, although it will be counted for purposes of determining both whether there is a quorum and the total number of votes cast with respect to the proposal. If the stockholders fail to ratify the appointment, the audit committee of our board of directors will reconsider whether or not to retain that firm.

What is a "broker non-vote"?
Under the rules that govern brokers and banks who have record ownership of our shares of common stock that are held in street name for their clients such as you, who are the beneficial owners of the shares, brokers and banks have the discretion to vote such shares on routine matters. The election of directors and the ratification of the appointment of independent registered public accounting firms are considered routine matters.

Therefore, if you do not otherwise instruct your broker or bank, the broker or bank may vote your shares on these matters. Approval of the 2007 Incentive Award Plan is considered non-routine, and therefore your broker or bank does not have the discretionary authority to vote your shares on this matter. A "broker non-vote" occurs when a broker or bank expressly instructs on a proxy card that it is not voting on a matter, whether routine or non-routine.
How are "broker non-votes" counted?
Broker non-votes will be counted as present for the purpose of determining the presence or absence of a quorum for the transaction of business, but they will not be counted in tabulating the voting result for any particular proposal.
How are abstentions counted?
If you return a proxy card that indicates an abstention from voting on all matters, the shares represented by your proxy will be counted as present for the purpose of determining both the presence of a quorum and the total number of votes cast with respect to a proposal (other than the election of directors), but they will not be counted in tabulating the voting results for any particular proposal. As a result, an abstention will have the same effect as a vote against a proposal.
What happens if the meeting is adjourned?
If our annual meeting is adjourned to another time and place, no additional notice will be given of the adjourned meeting if the time and place of the adjourned meeting is announced at the annual meeting, unless the adjournment is for more than 30 days, in which case a notice of the adjourned meeting will be given to each stockholder of record entitled to vote at the adjourned meeting. At the adjourned meeting, we may transact any items of business that might have been transacted at the annual meeting.
Who will serve as inspector of elections?	A representative of Mellon Investor Services LLC, our transfer agent, will tabulate the votes and act as inspector of elections at the meeting.

What should I do in the event that I receive more than one set of proxy materials?
You may receive more than one set of these proxy solicitation materials, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you may receive a separate voting instruction card for each brokerage account in which you hold shares. In addition, if you are a stockholder of record and your shares are registered in more than one name, you may receive more than one proxy card. Please complete, sign, date and return each proxy card and voting instruction card that you receive to ensure that all your shares are voted.
Who is soliciting my vote and who will bear the costs of this solicitation?
The enclosed proxy is being solicited on behalf of our board of directors. We will bear the entire cost of solicitation of proxies, including preparation, assembly, printing and mailing of this proxy statement. In addition to solicitation by mail, our directors, officers and employees may also solicit proxies in person, by telephone, by electronic mail or by other means of communication. We will not pay any additional compensation to our directors, officers or other employees for soliciting proxies. Copies of the proxy materials will be furnished to brokerage firms, banks, trustees, custodians and other nominees holding beneficially owned shares of our common stock, who will forward the proxy materials to the beneficial owners. We may reimburse brokerage firms, banks, trustees, custodians and other agents for the costs of forwarding the proxy materials. Our costs for forwarding proxy materials will not be significant.
Where can I find the voting results of the meeting?	We intend to announce preliminary voting results at the meeting, and publish the final voting results in our quarterly report on Form 10-Q for the second quarter of fiscal year 2008.
What is the deadline for submitting proposals for consideration at next year's annual meeting of stockholders or to nominate individuals to serve as directors?	As a stockholder, you may be entitled to present proposals for action at a future meeting of stockholders, including director nominations.

Stockholder Proposals

        For a stockholder proposal to be considered for inclusion in our proxy statement for the annual meeting to be held in 2008, the proposal must be in writing and received by our Corporate Secretary at our principal executive offices no later than July 15, 2008. If the date of next year's annual meeting is more than 30 days before or 30 days after the anniversary date of this year's annual meeting, the deadline for inclusion of proposals in our proxy statement will instead be a reasonable time before we begin to print and mail our proxy materials. Stockholder proposals must comply with the requirements of Rule 14a-8 of the Securities Exchange Act of 1934, as amended, and any other applicable rules established by the Securities and Exchange Commission, or SEC. In addition, our bylaws establish an advance notice procedure with regard to certain matters, including stockholder proposals not included in our proxy statement, to be brought before an annual meeting of stockholders. In general, notice must be received at our principal executive offices not less than 90 calendar days before nor more than 120 calendar days before the one year anniversary of the date on which we first mailed our proxy statement to stockholders in connection with the previous year's annual meeting of stockholders. Therefore, to be presented at our 2008 annual meeting of stockholders, such a proposal must be received by us after July 15, 2008 but no later than August 14, 2008. If the date of the annual meeting is more than 30 days earlier or more than 30 days later than such anniversary date, notice must be received not later than the close of business on the later of 120 calendar days in advance of such annual meeting or ten calendar days following the date on which public announcement of the date of the meeting is first made. Our bylaws also specify requirements as to the form and content of a stockholder's notice. All stockholder proposals should be addressed to:

  Corporate Secretary
  Accuray Incorporated
  1310 Chesapeake Terrace
  Sunnyvale, California 94089

Nomination of Director Candidates

        Any proposals for director candidates for consideration by our board of directors must be in writing and include the nominee's name and qualifications for board membership and should be directed to our Corporate Secretary at our principal executive offices. Our bylaws also require that any proposal for nomination of directors include the consent of each nominee to serve as a member of our board of directors, if so elected. Stockholders are also advised to review our bylaws, which contain additional requirements with respect to stockholder nominees for our board of directors. In addition, the stockholder must give timely notice to our Corporate Secretary in accordance with the provisions of our bylaws, which require that the notice be received by our Corporate Secretary no earlier than July 15, 2008 and no later than August 14, 2008.

PROPOSAL ONE—ELECTION OF DIRECTORS

Classes of the Board of Directors

        Our Amended and Restated Certificate of Incorporation provides that our board of directors shall be divided into three classes, designated as Class I, Class II and Class III, respectively, with the classes of directors serving for staggered three-year terms. Our board of directors currently consists of six directors, divided evenly among the three classes.

        The names of each member of our board of directors, including each nominee for election to our board of directors, the class in which they serve, their ages as of August 31, 2007, principal occupation and length of service on the board of directors, are as follows:

Name	Term Expires	Age	Principal Occupation	Director Since
Class I Directors
Robert S. Weiss(1)(2)(3)	2007	60	Chief Executive Officer, The Cooper Companies, Inc.	2007
Li Yu (1)(2)(3)	2007	66	Chairman of the Board, President and Chief Executive Officer, Preferred Bank	2004
Class II Directors
John R. Adler, Jr., M.D.	2008	53	Professor of Neurosurgery and Radiation Oncology, Stanford University; Co-founder, Accuray Incorporated	1990
Ted T.C. Tu	2008	51	President, President International Development Corporation	2004
Class III Directors
Euan S. Thomson, Ph.D.	2009	44	President and Chief Executive Officer, Accuray Incorporated	2002
Wayne Wu(1)(2)(3)	2009	44	President, Pacific Health Investment, Inc.	1998

(1)
Member of the Compensation Committee

(2)
Member of the Audit Committee

(3)
Member of the Nominating and Corporate Governance Committee

Director Nominees

        Our board of directors has nominated Robert S. Weiss and Li Yu for re-election as Class I directors. Each nominee for director has consented to being named in this proxy statement and has indicated a willingness to serve if elected. Although we do not anticipate that any nominee will be unavailable for election, if a nominee is unavailable for election, the persons named as proxyholders will use their discretion to vote for any substitute nominee in accordance with their best judgment as they deem advisable.

        Robert S. Weiss has served as a member of our board of directors since January 2007. Mr. Weiss is the Chief Executive Officer of The Cooper Companies, Inc., or Cooper, a global specialty medical products company, a position to which he was appointed effective November 1, 2007. From January 2005 through October 2007, Mr. Weiss served as the Executive Vice President and Chief Operating Officer of Cooper. Prior to that, he served as Cooper's Executive Vice President since October 1995 and Chief Financial Officer from September 1989 to January 2005. Mr. Weiss also served as Cooper's Treasurer from September 1989 to March 2002. From March 1984 until October 1995 he served at Cooper in various roles, including Senior Vice President, Vice President and Corporate

Controller. Mr. Weiss also serves on the board of directors of Cooper. Mr. Weiss holds a B.S. in Accounting from the University of Scranton.

        Li Yu has served as a member of our board of directors since June 2004. Since December 1991, Mr. Yu has served as the Chairman of the board of directors and, since January 1993, as the President and Chief Executive Officer of Preferred Bank, a financial institution. From 1987 until December 1991, Mr. Yu served as President of Greenway International, a privately held real estate investment company. From 1982 to 1987, he served as Chairman of the Board of California Pacific National Bank, which was acquired by an entity subsequently acquired by Bank of America. Mr. Yu holds an M.B.A. from the University of California, Los Angeles.

        If elected, Messrs. Weiss and Yu will hold office as Class I directors until our annual meeting of stockholders to be held in 2010, assuming that their respective successors have been duly elected, or until their earlier death, resignation or removal.

Board of Directors' Recommendation

        THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR EACH OF THE TWO NOMINEES FOR CLASS I DIRECTOR LISTED ABOVE.

Directors Whose Terms Extend Beyond the 2007 Annual Meeting

        Euan S. Thomson, Ph.D. has served as our Chief Executive Officer and a member of our board of directors since March 2002 and as our President since October 2002. Prior to joining our company, Dr. Thomson served as Chief Executive Officer of Photoelectron Corporation, a medical device company, and held various positions as a medical physicist within the United Kingdom National Health Service. He also previously worked as a consultant for other medical device companies, including Varian Oncology Systems and Radionics, Inc. Dr. Thomson holds a B.S. in Physics, an M.S. in Radiation Physics and a Ph.D. in Physics, with an emphasis on stereotactic brain radiotherapy, each from the University of London.

        Dr. Thomson, our President and Chief Executive Officer and one of our continuing directors, served during various periods from March 1999 to February 2002 as President, Chief Executive Officer and a member of the board of directors of Photoelectron Corporation, a publicly held medical device company. In July 2003, Photoelectron Corporation filed for bankruptcy. Dr. Thomson did not have any involvement in the business or affairs of Photoelectron Corporation from the time of his departure through the time it filed for bankruptcy.

        Wayne Wu has served as a member of our board of directors since April 1998 and the Chairman of our board of directors since May 2004. Since June 2005, Mr. Wu has been the President of Pacific Health Investment, Inc., a life science investments company. From February 1998 through May 2005, he served as manager of Pacific Republic Capital Group, a life science investments fund. Mr. Wu holds a B.S. in Mathematics from the National Central University in Taiwan and an M.A. in Mathematics from the University of Southern California. Mr. Wu also serves on the Board of Directors of Green Tree Investment Company, a chain of upscale budget business hotels in the People's Republic of China.

        John R. Adler, Jr., M.D. is one of our founders and has served as a member of our board of directors since December 1990. From September 1999 through May 2004, Dr. Adler served as Chairman of our board of directors, and from October 1999 to March 2002, as our Chief Executive Officer. From January 1995 until July 1999, he served as the Vice Chairman of our board of directors. Since July 1987, Dr. Adler has been a member of the faculty at Stanford University and a Professor of Neurosurgery and Radiation Oncology at Stanford University since September 1998. Dr. Adler also serves on the editorial boards of Computer-Aided Surgery, The Journal of Medical Robotics and Computer Assisted Surgery, Chinese Journal of Clinical Oncology and Technology in Cancer Research

and Treatment. Dr. Adler holds an A.B. in Biochemistry from Harvard College and an M.D. from Harvard Medical School.

        Ted T.C. Tu has served as a member of our board of directors since May 2004. Since May 2005, Mr. Tu has served as the president of President International Development Corporation, an investment holding company, and since January 2006, Mr. Tu has been the president of President Life Sciences Co., Ltd. From May 2000 to May 2005, Mr. Tu served as Executive Vice President of President International Development Corporation. Mr. Tu holds a B.A. in Industry and Business Administration from National Taiwan University and an M.B.A. from the University of Houston.

PROPOSAL TWO—

PROPOSAL TO APPROVE THE 2007 INCENTIVE AWARD PLAN

2007 Incentive Award Plan

        Prior to our initial public offering, our board of directors and our stockholders adopted and approved the Accuray Incorporated 2007 Incentive Award Plan, or 2007 Incentive Award Plan, for the benefit of employees and consultants of our company and our subsidiaries and members of our board of directors. Our board of directors believes that the 2007 Incentive Award Plan promotes the success and enhances the value of our company by continuing to link the personal interests of participants to those of our stockholders and by providing participants with an incentive for outstanding performance. As of August 31, 2007, options to purchase 765,519 shares of our common stock and 690,035 restricted stock units were outstanding under the 2007 Incentive Award Plan.

        Section 162(m) of the Internal Revenue Code of 1986, as amended, or the Code, generally limits the deductibility of compensation paid to certain executive officers of a publicly-held corporation to $1.0 million in any taxable year of the corporation. Certain types of compensation, including "qualified performance-based compensation," are exempt from this deduction limitation. In order to qualify for the exemption for qualified performance-based compensation, Section 162(m) of the Code generally requires that:

  •
  The compensation be paid solely upon account of the attainment of one or more pre-established objective performance goals;

  •
  The performance goals must be established by a compensation committee comprised of two or more "outside directors";

  •
  The material terms of the performance goals must be disclosed to and approved by the shareholders; and

  •
  The compensation committee of "outside directors" must certify that the performance goals have indeed been met prior to payment.

        Section 162(m) contains a special rule for stock options and stock appreciation rights, or SARs, which provides that stock options and SARs will satisfy the qualified performance-based compensation exception if the awards are made by a qualifying compensation committee, the plan sets forth the maximum number of shares that can be granted to any person within a specified period and the compensation is based solely on an increase in the stock price after the grant date.

        The 2007 Incentive Award Plan has been designed to permit our compensation committee to grant stock options and other awards which will qualify as qualified performance-based compensation under Section 162(m) of the Code. Notwithstanding these general requirements for qualified performance based compensation, however, Section 162(m) contains a transition rule for compensation plans of corporations which are privately held and which become publicly held in an initial public offering, which generally provides that compensation paid under a plan that existed prior to the initial public offering will not be subject to Section 162(m) until the earliest to occur of:

  •
  The first material modification of the plan;

  •
  The issuance of all of the shares of stock reserved for issuance under the plan;

  •
  The expiration of the plan; or

  •
  The first meeting of stockholders at which directors are to be elected that occurs after the close of the third calendar year following the calendar year in which the corporation's initial public offering was consummated (the earliest such event, the "Transition Date").

        Pursuant to the transition rule described above, awards made under our 2007 Incentive Award Plan are presently not subject to Section 162(m). Notwithstanding the availability of the transition rule, however, our board of directors believes that it is desirable to submit the 2007 Incentive Award Plan for stockholder approval in accordance with Section 162(m) in order to enable our compensation committee to grant awards under the 2007 Annual Incentive Plan that qualify as "qualified performance-based compensation" after the expiration of the transition period should the compensation committee desire to do so.

        If the 2007 Incentive Award Plan is not approved by our stockholders at this annual meeting, the plan will continue to remain in effect and we will continue to rely on the exemption from Section 162(m) afforded to us by the transition rule described above for compensation paid pursuant to the 2007 Incentive Award Plan. During or after the expiration of the transition period, we will evaluate whether we will resubmit the 2007 Incentive Award Plan for stockholder approval in accordance with Section 162(m) or continue to maintain the 2007 Incentive Award Plan without shareholder approval and grant awards under the plan that will not qualify as "qualified performance-based compensation" under Section 162(m).

        The following description of the material features and provisions of the 2007 Incentive Award Plan is qualified in its entirety by reference to the terms of the plan, a copy of which is attached to this proxy statement as Appendix B.

Shares Available for Awards

        Subject to certain adjustments set forth in the plan, the maximum number of shares of our common stock that may be issued or awarded under the 2007 Incentive Award Plan is 4,500,000 shares. In addition, the number of shares that may be issued or awarded under the plan will be automatically increased on the first day of each of our fiscal years during the term of the plan, commencing on July 1, 2008, by a number of shares equal to the lesser of: (1) 3% of our outstanding capital stock on such date; (2) 1,500,000 shares; or (3) a lesser amount determined by our board of directors. If any shares covered by an award granted under the plan are forfeited, or if an award expires or terminates, the shares covered by the award will again be available for grant under the plan. With respect to the exercise of stock appreciation rights, only the number of shares actually issued upon such exercise will be counted against the shares available under the plan.

Awards

        The 2007 Incentive Award Plan provides for the grant of incentive stock options, nonqualified stock options, restricted stock, stock appreciation rights, performance shares, performance stock units, dividend equivalents, stock payments, deferred stock, restricted stock units, performance bonus awards, and performance-based awards to eligible individuals. Except as otherwise provided by the plan administrator, no award granted under the plan may be assigned, transferred or otherwise disposed of by the grantee, except by will or the laws of descent and distribution.

        The maximum number of shares of our common stock which may be subject to awards granted to any one participant during any calendar year is 500,000 and the maximum amount that may be paid to a participant in cash during any calendar year with respect to cash-based awards is $1,000,000. However, these limits will not apply until the Transition Date.

Stock Options

        Stock options, including both nonqualified stock options and incentive stock options, within the meaning of Section 422 of the Code, may be granted under the 2007 Incentive Award Plan. The option exercise price of all stock options granted pursuant to the plan will not be less than 100% of the fair market value of our stock on the date of grant. No incentive stock option may be granted to a grantee who owns more than 10% of our stock unless the exercise price is at least 110% of the fair market value at the time of grant. Notwithstanding whether an option is designated as an incentive stock option, to the extent that the aggregate fair market value of the shares with respect to which such option is exercisable for the first time by any optionee during any calendar year exceeds $100,000, such excess will be treated as a nonqualified stock option.

        Payment of the exercise price of an option may be made in cash or, with the consent of the plan administrator, shares of our stock with a fair market value on the date of delivery equal to the exercise price of the option or exercised portion thereof or other property acceptable to the plan administrator (including the delivery of a notice that the participant has placed a market sell order with a broker with respect to shares then issuable upon exercise of the option, and that the broker has been directed to pay a sufficient portion of the net proceeds of the sale to us in satisfaction of the option exercise price). However, no participant who is a member of our board of directors or an "executive officer" of our company within the meaning of Section 13(k) of the Securities Exchange Act of 1934, as amended, or Exchange Act, will be permitted to pay the exercise price of an option in any method which would violate Section 13(k) of the Exchange Act.

        Stock options may be exercised as determined by the plan administrator, but in no event after the tenth anniversary of the date of grant. However, in the case of an incentive stock option granted to a person who owns more than 10% of our stock on the date of grant, such term will not exceed five years.

Restricted Stock

        Eligible employees, consultants and directors may be issued restricted stock in such amounts and on such terms and conditions as determined by the plan administrator. Restricted stock will be evidenced by a written restricted stock agreement. The restricted stock agreement will contain restrictions on transferability and other such restrictions as the plan administrator may determine, including, without limitation, limitations on the right to vote restricted stock or the right to receive dividends on the restricted stock. These restrictions may lapse separately or in combination at such times, pursuant to such circumstances, in such installments, or otherwise, as the plan administrator determines at the time of grant of the award or thereafter.

Stock Appreciation Rights

        A stock appreciation right, or SAR, is the right to receive payment of an amount equal to the excess of the fair market value of a share of our stock on the date of exercise of the SAR over the fair market value of a share of our stock on the date of grant of the SAR. The plan administrator may issue SARs in such amounts and on such terms and conditions as it may determine, consistent with the terms of the plan. The plan administrator may elect to pay SARs in cash, in our stock or in a combination of cash and our stock.

Other Awards Under the Plan

        The 2007 Incentive Award Plan provides that the plan administrator may also grant or issue performance shares, performance stock units, dividend equivalents, stock payments, deferred stock, restricted stock units, performance bonus awards and performance-based awards or any combination thereof to eligible employees, consultants and directors. The term of each such grant or issuance will be set by the plan administrator in its discretion. The plan administrator may establish the exercise price or purchase price, if any, of any such award.

        Payments with respect to any such award will be made in cash, in our stock or in a combination of cash and our stock, as determined by the plan administrator. Any such award will be subject to such additional terms and conditions as determined by the plan administrator and will be evidenced by a written award agreement.

        Performance shares.    Awards of performance shares are denominated in a number of shares of our stock and may be linked to any one or more performance criteria determined appropriate by the plan administrator, in each case on a specified date or dates or over any period or periods determined by the plan administrator.

        Performance stock units.    Awards of performance stock units are denominated in unit equivalent of shares of our stock and/or units of value, including dollar value of shares of our stock, and may be linked to any one or more performance criteria determined appropriate by the plan administrator, in each case on a specified date or dates or over any period or periods determined by the plan administrator.

        Dividend equivalents.    Dividend equivalents are rights to receive the equivalent value (in cash or our stock) of dividends paid on our stock. They represent the value of the dividends per share paid by us, calculated with reference to the number of shares that are subject to any award held by the participant.

        Stock payments.    Stock payments include payments in the form of our stock, options or other rights to purchase our stock made in lieu of all or any portion of the compensation that would otherwise be paid to the participant. The number of shares will be determined by the plan administrator and may be based upon specific performance criteria determined appropriate by the plan administrator, determined on the date such stock payment is made or on any date thereafter.

        Deferred stock.    Deferred stock may be awarded to participants and may be linked to any performance criteria determined to be appropriate by the plan administrator. Stock underlying a deferred stock award will not be issued until the deferred stock award has vested, pursuant to a vesting schedule or performance criteria set by the plan administrator, and unless otherwise provided by the plan administrator, recipients of deferred stock generally will have no rights as a stockholder with respect to such deferred stock until the time the vesting conditions are satisfied and the stock underlying the deferred stock award has been issued.

        Restricted stock units.    Restricted stock units may be granted to any participant in such amounts and subject to such terms and conditions as determined by the plan administrator. At the time of grant, the plan administrator will specify the date or dates on which the restricted stock units will become fully vested and nonforfeitable, and may specify such conditions to vesting as it deems appropriate. At the time of grant, the plan administrator will specify the maturity date applicable to each grant of restricted stock units which will be no earlier than the vesting date or dates of the award and may be determined at the election of the participant. On the maturity date, we will transfer to the participant one unrestricted, fully transferable share of our stock for each restricted stock unit scheduled to be paid out on such date and not previously forfeited.

        Performance bonus awards.    Any participant selected by the plan administrator may be granted a cash bonus payable upon the attainment of performance goals that are established by the plan administrator and relate to any one or more performance criteria determined appropriate by the plan administrator on a specified date or dates or over any period or periods determined by the plan administrator. Any such cash bonus paid to a "covered employee" within the meaning of Section 162(m) of the Code may be a performance-based award as described below.

        Performance-based awards.    The plan administrator may grant awards to employees who are or may be "covered employees," as defined in Section 162(m) of the Code, that are intended to be qualified performance-based compensation within the meaning of Section 162(m) of the Code in order to preserve the deductibility of these awards for federal income tax purposes. Participants are only entitled to receive payment for a performance-based award for any given performance period to the extent that pre-established performance goals set by the plan administrator for the period are satisfied. With regard to a particular performance period, the plan administrator will have the discretion to select the length of the performance period, the type of performance-based awards to be granted, and the goals that will be used to measure the performance for the period. In determining the actual size of an individual performance-based award for a performance period, the plan administrator may reduce or eliminate (but not increase) the award. Generally, a participant will have to be employed by us or any of our qualifying subsidiaries on the date the performance-based award is paid to be eligible for a performance-based award for any period. Stock options and SARs granted under the 2007 Incentive Award Plan will generally satisfy the exception for qualified performance-based compensation since they will be made by a qualifying compensation committee, the plan sets forth the maximum number of shares of our common stock which may be subject to awards granted to any one participant during any calendar year, and the per share exercise price of options and SARs must be at least equal to the fair market value of a share of our common stock on the date of grant.

Administration

        With respect to stock option grants and other awards granted to our independent directors, the 2007 Incentive Award Plan will be administered by our full board of directors. With respect to all other awards, the plan must be administered by a committee consisting of at least two directors, each of whom qualifies as a non-employee director pursuant to Rule 16b of the Exchange Act, an "outside director" pursuant to Section 162(m) of the Code and an independent director under the rules of the principal securities market on which our shares are traded. This committee is currently our compensation committee. In addition, our board may at any time exercise any rights and duties of the committee under the plan except with respect to matters which under Rule 16b-3 under the Exchange Act or Section 162(m) of the Code are required to be determined in the sole discretion of the committee.

        The plan administrator will have the exclusive authority to administer the plan, including, but not limited to, the power to determine award recipients, the types and sizes of awards, the price and timing of awards and the acceleration or waiver of any vesting restriction. Only our employees and employees of our qualifying corporate subsidiaries are eligible to be granted options that are intended to qualify as "incentive stock options" under Section 422 of the Code.

Eligibility

        Persons eligible to participate in the 2007 Incentive Award Plan include all members of our board of directors (six individuals) and all employees and consultants of our company and our subsidiaries, as determined by the plan administrator (approximately 500 individuals).

Forfeiture of Unvested Awards

        Except as otherwise determined by the plan administrator, in the event that the employment or services of the holder of an award is terminated, the unvested portion of the award will generally be forfeited and will cease to vest or become exercisable after the termination. However, the plan administrator may provide in any award agreement that an award will vest in whole or in part in the event of a termination in certain cases.

Foreign Participants

        In order to comply with the laws in other countries in which we and our subsidiaries operate or have persons eligible to participate in the plan, the plan administrator will have the power to determine which of our subsidiaries will be covered by the plan, determine which of our directors, employees and consultants outside the United States are eligible to participate in the plan, modify the terms and conditions of any award granted to such eligible individuals to comply with applicable foreign laws, establish subplans and modify any terms and procedures (with certain exceptions), and take any action that it deems advisable with respect to local governmental regulatory exemptions or approvals. For example, in May 2007, our board of directors approved subplans pursuant to which options and restricted stock units may be granted to our employees in France. We may adopt additional subplans pursuant to which stock options or restricted stock units may be granted to employees in other countries

Adjustments

        If there is any stock dividend, stock split, combination or exchange of shares, merger, consolidation, spin-off, recapitalization or other distribution (other than normal cash dividends) of our assets to stockholders, or any other change affecting the shares of our stock or the share price of our stock, the plan administrator will make proportionate adjustments to any or all of the following in order to reflect such change: (i) the aggregate number and type of shares that may be issued under the plan, (ii) the terms and conditions of any outstanding awards (including, without limitation, any applicable performance targets or criteria with respect thereto), and (iii) the grant or exercise price per share for any outstanding awards under the plan. Any adjustment affecting an award intended as "qualified performance-based compensation" will be made consistent with the requirements of Section 162(m) of the Code. The plan administrator also has the authority under the 2007 Incentive Award Plan to take certain other actions with respect to outstanding awards in the event of a corporate transaction, including provision for the cash-out, termination, assumption or substitution of such awards.

Change of Control

        Except as may otherwise be provided in any written agreement between the participant and us, in the event of a change of control of our company in which awards are not converted, assumed, or replaced by the successor, such awards will become fully exercisable and all forfeiture restrictions on such awards will lapse. Upon, or in anticipation of, a change of control, the plan administrator may cause any and all awards outstanding under the 2007 Incentive Award Plan to terminate at a specific time in the future and will give each participant the right to exercise such awards during a period of time as the plan administrator, in its sole and absolute discretion, determines.

Termination or Amendment

        With the approval of our board of directors, the plan administrator may terminate, amend, or modify the 2007 Incentive Award Plan at any time. However, stockholder approval will be required for any amendment to the extent necessary and desirable to comply with any applicable law, regulation or stock exchange rule, to increase the number of shares available under the plan, to permit the grant of options with an exercise price below fair market value on the date of grant, or to extend the exercise period for an option beyond ten years from the date of grant. In addition, absent stockholder approval, no option may be amended to reduce the per share exercise price of the shares subject to such option below the per share exercise price as of the date the option was granted and, except to the extent permitted by the plan in connection with certain changes in capital structure, no option may be granted in exchange for, or in connection with, the cancellation or surrender of an option having a higher per share exercise price.

United States Federal Income Tax Consequences Associated With the Plan

        The federal income tax consequences of the 2007 Incentive Award Plan under current federal income tax law are summarized in the following discussion which deals with the general tax principles applicable to the 2007 Incentive Award Plan and is intended for general information only. The following discussion of federal income tax consequences does not purport to be a complete analysis of all of the potential tax effects of the 2007 Incentive Award Plan. It is based upon laws, regulations, rulings and decisions now in effect, all of which are subject to change. Foreign, state and local tax laws, and estate and gift tax considerations are not discussed, and may vary depending on individual circumstances and from locality to locality.

        Section 409A of the Code.    Certain types of awards under the 2007 Incentive Award Plan, including deferred stock and restricted stock units, may constitute, or provide for, a deferral of compensation subject to Section 409A of the Code. Unless certain requirements set forth in Section 409A are complied with, holders of such awards may be taxed earlier than would otherwise be the case (e.g., at the time of vesting instead of the time of payment) and may be subject to an additional 20% penalty tax (and, potentially, certain interest penalties). To the extent applicable, the 2007 Incentive Award Plan and awards granted under the plan will be structured and interpreted to comply with Section 409A of the Code and the Department of Treasury regulations and other interpretive guidance that may be issued under Section 409A. To the extent determined necessary or appropriate by the plan administrator, the 2007 Incentive Award Plan and applicable award agreements may be amended to exempt the applicable awards from Section 409A of the Code or to comply with Section 409A.

        Non-qualified stock options.    For federal income tax purposes, if a participant is granted non-qualified stock options under the 2007 Incentive Award Plan, he or she will not have taxable income on the grant of the option, nor will we be entitled to any deduction. Generally, upon the exercise of a non-qualified stock option, the grantee will recognize ordinary income, and we will be entitled to a deduction, in an amount equal to the difference between the fair market value of our common stock on the date of exercise and the option exercise price. The grantee's basis for the stock for purposes of determining his or her gain or loss on subsequent disposition of such shares generally will be the fair market value of our common stock on the date the option is exercised. Any subsequent gain or loss will be generally taxable as capital gain or loss.

        Incentive stock options.    There is no taxable income to the grantee when an incentive stock option is granted or when the option is exercised. However, the amount by which the fair market value of the shares at the time of exercise exceeds the option exercise price will be an "item of adjustment" for the grantee for purposes of the alternative minimum tax. Gain realized by the grantee on the sale of an incentive stock option is taxable at capital gains rates, and no tax deduction is available to us, unless the grantee disposes of the shares within (a) two years after the date of grant of the option or (b) one year after the date the shares were transferred to the grantee. If the shares of our common stock are sold or otherwise disposed of before the end of either the one-year or two-year period specified above, the difference between the option exercise price and the fair market value of the shares on the date of the option's exercise will be taxed at ordinary income rates, and we will be entitled to a deduction to the extent the grantee must recognize ordinary income. If such a sale or disposition takes place in the year in which the option is exercised, the income the grantee recognizes upon the sale or disposition of the shares will not be considered income for alternative minimum tax purposes. Otherwise, if the grantee sells or otherwise disposes the shares before the end of either the one-year or two-year period specified above, the maximum amount that will be included as alternative minimum tax income is the gain, if any, the grantee recognizes on the disposition of the shares.

        An incentive stock option exercised more than three months after the grantee terminates employment, other than by reason of death or disability, will be taxed as a non-qualified stock option, and the grantee will have been deemed to have received income on the exercise taxable at ordinary income rates. We will be entitled to a tax deduction equal to the ordinary income, if any, realized by the grantee.

        Restricted stock.    For federal income tax purposes, the grantee generally will not have taxable income on the grant of restricted stock, nor will we then be entitled to any deduction, unless the grantee makes a valid election under Section 83(b) of the Code. However, when restrictions on shares of restricted stock lapse, such that the shares are no longer subject to a substantial risk of forfeiture, the grantee generally will recognize ordinary income, and we will be entitled to a corresponding deduction, for an amount equal to the difference between the fair market value of the shares at the date such restrictions lapse over the purchase price for the restricted stock.

        Stock appreciation rights.    No taxable income is realized upon the receipt of a SAR, but upon exercise of the SAR, the fair market value of the shares received, determined on the date of exercise of the SAR, or the amount of cash received in lieu of shares, must be treated as compensation taxable as ordinary income to the grantee in the year of such exercise. We will be entitled to a deduction for compensation paid in the same amount which the grantee realized as ordinary income.

        Performance shares.    The grantee generally will not realize taxable income at the time of the grant of the performance shares, and we will not be entitled to a deduction at that time. When the award is paid, whether in cash or our common stock, the grantee will have ordinary income, and we will be entitled to a corresponding deduction.

        Performance stock units.    The grantee generally will not realize taxable income at the time of the grant of the performance stock units, and we will not be entitled to a deduction at that time. When the award is paid, whether in cash or our common stock, the grantee will have ordinary income, and we will be entitled to a corresponding deduction.

        Dividend equivalents.    The grantee generally will not realize taxable income at the time of the grant of the dividend equivalents, and we will not be entitled to a deduction at that time. When a dividend equivalent is paid, the grantee will recognize ordinary income, and we will be entitled to a corresponding deduction.

        Stock payments.    If the grantee receives a stock payment in lieu of a cash payment that would otherwise have been made, he or she generally will be taxed as if the cash payment has been received, and we will have a deduction in the same amount.

        Deferred stock.    The grantee generally will not have taxable income upon the issuance of the deferred stock and we will not then be entitled to a deduction. However, when deferred stock vests and is issued to the grantee, he or she will realize ordinary income and we will be entitled to a deduction in an amount equal to the difference between the fair market value of the shares at the date of issuance over the purchase price, if any, for the deferred stock. Deferred stock may be subject to Section 409A of the Code, and the failure of any award of deferred stock that is subject to Section 409A to comply with Section 409A may result in taxable income to the grantee upon the grant or vesting of the award. Furthermore, an additional 20% penalty tax may be imposed pursuant to Section 409A of the Code, and certain interest penalties may apply.

        Restricted stock units.    The grantee generally will not realize taxable income at the time of the grant of the restricted stock units, and we will not be entitled to a deduction at that time. When an award is paid, whether in cash or our common stock, the grantee will have ordinary income, and we will be entitled to a corresponding deduction. Restricted stock units may be subject to Section 409A of the Code, and the failure of any restricted stock unit that is subject to Section 409A to comply with Section 409A may result in taxable income to the grantee upon vesting (rather than at such time as the award is paid). Furthermore, an additional 20% penalty tax may be imposed under Section 409A of the Code, and certain interest penalties may apply.

        Section 162(m) of the Code.    As described above, in general, under Section 162(m) of the Code, income tax deductions of publicly-held corporations may be limited to the extent total compensation (including base salary, annual bonus, stock option exercises and non-qualified benefits) for certain executive officers exceeds $1.0 million (less the amount of any "excess parachute payments" as defined in Section 280G of the Code) in any taxable year of the corporation. However, under Section 162(m) of the Code, the deduction limit does not apply to certain "qualified performance-based compensation."

        In order to qualify for the exemption for qualified performance-based compensation, Section 162(m) of the Code generally requires that:

  •
  The compensation be paid solely upon account of the attainment of one or more pre-established objective performance goals;

  •
  The performance goals must be established by a compensation committee comprised of two or more "outside directors";

  •
  The material terms of the performance goals must be disclosed to and approved by the shareholders; and

  •
  The compensation committee of "outside directors" must certify that the performance goals have indeed been met prior to payment.

        Pursuant to a special rule under Section 162(m), stock options and stock appreciation rights will satisfy the "qualified performance-based compensation" exception if (1) the awards are made by a qualifying compensation committee, (2) the plan sets the maximum number of shares that can be granted to any person within a specified period and (3) the compensation is based solely on an increase in the stock price after the grant date. The 2007 Incentive Award Plan has been designed to permit the Committee to grant stock options and stock appreciation rights which will qualify as "qualified performance-based compensation." In addition, performance-based awards are intended to qualify as "qualified performance-based compensation."

        Under the transition rule described above, the deduction limit under Section 162(m) of the Code does not apply to any remuneration paid pursuant to a plan that existed during the period in which the corporation was not publicly held. This transition rule may be relied on until the Transition Date as described above.

        After the Transition Date, the maximum number of shares of our common stock which may be subject to awards granted to each such officer under the 2007 Incentive Award Plan will be 500,000 and the maximum amount that may be paid to each such officer in cash during any calendar year with respect to cash-based awards under the plan will be $1,000,000.

Other Considerations

        Awards that are granted, accelerated or enhanced upon the occurrence of a change in control may give rise, in whole or in part, to excess parachute payments within the meaning of Section 280G of the Code to the extent that such payments, when aggregated with other payments subject to Section 280G, exceed the limitations contained in that provision. Such excess parachute payments are not deductible by us and are subject to a 20% excise tax payable by the recipient.

        The 2007 Incentive Award Plan is not subject to any provision of the Employee Retirement Income Security Act of 1974, as amended, and is not qualified under Section 401(a) of the Code. Special rules may apply to a participant who is subject to Section 16 of the Exchange Act. Certain additional special rules apply if the exercise price for an option is paid in shares of our stock previously owned by the participant rather than in cash.

Plan Benefits

        In August 2007, our compensation committee approved option grants of 60,000 shares and restricted stock unit awards of 10,000 shares to each of our Chief Operating Officer, Chief Financial Officer and Chief Marketing Officer. Our compensation committee also approved an option grant of 175,000 shares to Dr. Thomson, our Chief Executive Officer, of which options for 40,000 shares were considered by our compensation committee to have been granted in satisfaction of provisions of Dr. Thomson's employment agreement with us which provides that he is entitled to a 40,000 share option grant not later than the first regularly scheduled meeting of the board of directors in each calendar year during the period of his employment. In addition, Mr. Hampton has a provision in his employment agreement with us that provides that we will recommend that our board of directors approve a 100,000 share option grant for him no later than the September 30 following each of the first, second and third anniversaries of his commencement of employment with us.

        Generally awards under the 2007 Incentive Award Plan are subject to the discretion of the plan administrator and no determination has been made as to the types or amounts of stock-based awards that will be granted in the future to specific individuals pursuant to the plan, other than the contractual provisions for Dr. Thomson and Mr. Hampton described above. Therefore, other than with respect to the option grants that may be made to Dr. Thomson and Mr. Hampton in accordance with their employment agreements as described above, it is not possible to determine the future stock-based benefits that will be received by participants in the 2007 Incentive Award Plan.

        The employment agreements for our individual named officers provide for annual bonus awards based on the attainment of performance goals in accordance with the terms of our executive bonus plan. Our compensation committee will establish the target bonus amounts for our individual named officers on an annual basis and will oversee the administration of our executive bonus plan in accordance with the terms of the 2007 Incentive Award Plan for fiscal year 2008 and thereafter. Below is a description of the cash incentive bonuses payable to employees who are or may be "covered employees" under Section 162(m) of the Code for our 2007 and 2008 fiscal years. We intend to rely on the Section 162(m) transition rule for these bonuses and other bonus awards made prior to the Transition Date.

        Fiscal year 2007.    For fiscal year 2007, the compensation committee of our board of directors approved a bonus plan for our named executive officers under which target bonus percentages were set at 60% of base salary for our Chief Executive Officer and 40% of base salary for our Chief Financial Officer, Chief Marketing Officer and Chief Operating Officer for our 2007 fiscal year. The target bonus percentage for our Chief Sales Officer was set at 75% of base salary for our 2007 fiscal year. The bonus plan approved by our compensation committee was based in part on achievement of quantitative financial metrics established by the committee and in part on achievement of qualitative goals. The quantitative financial metrics utilized for fiscal year 2007 bonuses were revenue, profit before stock compensation charges, cash balance, and operating loss. Our compensation committee determined that these financial metrics were substantially achieved. In addition to these corporate financial metrics, each of these officers also had specific individual performance goals and objectives for 2007, which were in most cases largely qualitative in nature and related to each officer's area of responsibility within our company. Our compensation committee reviewed overall company performance against these financial metrics as well as individual performance of each executive against the goals and objectives established for each of them at the outset of the fiscal year and determined the following fiscal 2007 bonuses to be paid to each such officer:

Fiscal Year 2007 Bonuses

Name	Bonus ($)		Bonus (% of Base Salary)
Euan S. Thomson, Ph.D., President and Chief Executive Officer	$330,000		78.6%
Robert E. McNamara, Senior Vice President, Chief Financial Officer	$128,700		46.8%
Chris A. Raanes, Senior Vice President, Chief Operating Officer	$131,080		45.2%
Eric P. Lindquist, Senior Vice President, Chief Marketing Officer	$126,500		46.0%
Wade B. Hampton, Senior Vice President, Chief Sales Officer	$109,395	(1)	53.0	%(2)

    (1)
    Includes $55,000 in bonuses earned and paid during fiscal year 2007 in connection with sales objectives satisfied by Mr. Hampton.

    (2)
    Mr. Hampton's annual base salary at the time of commencement of his employment was $250,000. The base salary amount actually paid to Mr. Hampton during fiscal 2007 was $206,570, as he joined us in August 2006.

        Fiscal Year 2008.    For fiscal year 2008, our compensation committee has established specific financial metrics and weighting that will be used to determine bonus payments in accordance with the terms of the 2007 Incentive Award Plan. The metrics are net income, operating income, revenue, gross margin and backlog. The revenue, net income and gross margin metrics are to be determined in accordance with generally accepted accounting principles, or GAAP. The operating income metric consists of operating income as determined in accordance with GAAP and adjusted to exclude stock-based compensation charges. The backlog metric consists of backlog as reported by us in our quarterly and annual reports.

        The bonus for our Chief Executive Officer for fiscal year 2008 will be based 70% on achievement of these metrics and 30% on achievement of qualitative objectives. Weighting of financial metrics in the case of our Chief Executive Officer shall be as follows: net income (10%), operating income (10%), revenue (20%), gross margin (10%), and backlog (20%). Fiscal year 2008 bonuses for the Chief Operating Officer, Chief Financial Officer and Chief Marketing Officer will based in part on achievement of these metrics and in part on achievement of individual qualitative goals and objectives, which are specific to each such named executive officer, or NEO and relate to each NEO's area of responsibility. For the Chief Operating Officer, 50% of his bonus will be based on achievement of financial objectives (operating income—10%, revenue—20% and gross margin—20%) with the remainder based on achievement of qualitative goals. For the Chief Financial Officer, 60% of his bonus will be based on achievement of financial objectives (net income—15%, operating income—15%, revenue—15% and gross margin—15%) with the remainder based on achievement of qualitative goals. For the Chief Marketing Officer, 35% of his bonus will be based on achievement of financial objectives (operating income—15% and revenue—20%), with the remainder based on achievement of qualitative goals. For our Chief Sales Officer, approximately 15% of his bonus will be based on achievement of corporate financial objectives (revenue—3.5%, net income—1.75%, operating income—1.75%, gross margin—1.75% and backlog—6.5%). The remaining approximately 85% of his bonus will be based primarily on achievement of quarterly sales quotas.

        For fiscal year 2008, our compensation committee has also established target bonus amounts equal to 100% of base salary for our Chief Executive Officer, 65% of base salary for each of our Chief Operating Officer, Chief Financial Officer and Chief Marketing Officer and 83% of base salary for our Chief Sales Officer.

        For fiscal year 2008, in the event of under- or over-achievement of corporate financial metrics, that portion of a named executive officer's bonus that is linked to achievement of such objectives will be paid as follows: First, corporate performance will be measured based on achievement of the corporate objective for each metric—net income, operating income, revenue, gross margin and backlog. Then, with respect to each named executive officer, achievement of corporate objectives will be determined based on the extent to which each metric was achieved and the weighting of each metric for each named executive officer. For achievement below the 70% level, no bonus will be paid. For achievement at the 70% level, 50% of target bonus linked to corporate objectives will be paid, and for achievement greater than the 70% level, bonus payments linked to corporate objectives generally will be on a sliding scale, subject to a maximum of two times the target bonus amount in the event corporate performance reaches the 175% level. In addition, backlog over-achievement will be capped at 112% of objective. In other words, no additional credit for achievement of corporate objectives will be given for backlog in the event backlog exceeds 112% of target.

        For fiscal year 2008, that portion of a named executive officer's bonus that is based on achievement of qualitative objectives will be awarded based on the compensation committee's determination of the extent to which such qualitative objectives have been achieved. The aggregate bonus awarded to any named executive officer or other executive officer will not, in any event, exceed two times such officer's target bonus amount.

        With respect to the annual cash bonus awards, in accordance with the current target and maximum bonus amounts established by our compensation committee, as described above, the future benefits for fiscal year 2008 for our individual named officers are approximately as follows:

	Estimated Target and Maximum Future Benefits With Respect to Annual Cash Bonus Awards Granted Under 2007 Incentive Award Plan
	Estimated Target Annual Cash Bonus Awards		Estimated Maximum Annual Cash Bonus Awards
Name	($)	(% of Base Salary)	($)(1)	(% of Base Salary)
Euan S. Thomson, Ph.D., President and Chief Executive Officer	$500,000	100%	$1,000,000	200%
Robert E. McNamara, Senior Vice President, Chief Financial Officer	$205,563	65%	$411,125	130%
Chris A. Raanes, Senior Vice President, Chief Operating Officer	$216,775	65%	$433,550	130%
Eric P. Lindquist, Senior Vice President, Chief Marketing Officer	$205,563	65%	$411,125	130%
Wade B. Hampton, Senior Vice President, Chief Sales Officer	$229,080	83%	$458,160	166%

(1)
The approximate maximum amounts are based on the maximum bonus amounts currently established by our compensation committee as two times each officer's target bonus amount.

        Certain tables in our Annual Report on Form 10-K for the fiscal year ended June 30, 2007, under the general heading "Executive Compensation," including the 2007 Summary Compensation Table, the table of Grants of Plan-Based Awards, the table of Outstanding Equity Awards at Fiscal Year-End, and the table of Options Exercises During Fiscal Year 2007, set forth information with respect to prior awards granted to our individual named executive officers under our various compensation plans, including the 2007 Incentive Award Plan. In addition, the following table provides information as of June 30, 2007, with respect to awards granted to our individual named executive officers and other groups in the fiscal year ended June 30, 2007, under the 2007 Incentive Award Plan and another of our equity incentive plans, the Accuray Incorporated 1998 Equity Incentive Plan.

	Awards Granted Under 2007 Incentive Award Plan and 1998 Equity Incentive Plan in Fiscal Year 2007
Name	Number of Securities Underlying Unexercised Options (#) Exercisable(1)	Number of Securities Underlying Unexercised Options (#) Unexercisable		Option Exercise Price	Option Expiration Date	Number of Securities Underlying Unvested Restricted Stock Units (#) Vested	Number of Securities Underlying Vested Restricted Stock Units (#) Unvested		Annual Cash Bonus ($)(4)
Euan S. Thomson, Ph.D.,(2) President and Chief Executive Officer	—	300,000	(2)	$9.50	8/23/2016	—	—		330,000	(5)
Robert E. McNamara,(2) Senior Vice President, Chief Financial Officer	—	100,000	(2)	$9.50	8/23/2016	—	—		128,700	(5)
Chris A. Raanes,(2) Senior Vice President, Chief Operating Officer	—	100,000	(2)	$9.50	8/23/2016	—	—		131,080	(5)
Eric P. Lindquist,(2) Senior Vice President, Chief Marketing Officer	—	100,000	(2)	$9.50	8/23/2016	—	—		126,500	(5)
Wade B. Hampton,(3) Senior Vice President, Chief Sales Officer	—	250,000	(3)	$10.00	10/24/2016	—	—		109,395	(6)
All current executive officers as a group	—	940,000		—	—	—	10,000	(7)	825,675
All directors who are not executive officers as a group	28,750	115,250		—	—	—	—		—
Each nominee for election as a director	25,000	101,000		—	—	—	—		—
Each associate of any of such directors, executive officers or nominees	—	—		—	—	—	—		—
Each other person who received or is to receive 5% of awards granted under the 2007 Incentive Award Plan in the year ended June 30, 2007	—	—		—	—	—	—		—

(1)
The closing price of a share of our common stock as reported on the NASDAQ Global Market on October 31, 2007 was $20.10 per share.

(2)
Subject to the executive's continued employment, a total of 25% of the entire number of shares subject to each of these options becomes vested and exercisable on the first anniversary of the grant date and the remaining shares subject to these stock options vest and become exercisable in equal monthly installments ratably over the following 36 months.

(3)
Subject to Mr. Hampton's continued employment, a total of 25% of the entire number of shares subject to Mr. Hampton's options becomes vested and fully exercisable on the first anniversary of his date of hire, and the remaining shares subject to this stock option vest and become exercisable in equal monthly installments, ratably over the following 36 months.

(4)
The annual cash bonuses for fiscal year 2007 were granted under a bonus plan and program approved by the compensation committee of our board of directors as described above under "Section 162(m) of the Code-Fiscal Year 2007."

(5)
Refers to annual bonus earned in fiscal year 2007, which were paid in fiscal year 2008.

(6)
Includes $55,000 in bonuses earned and paid during fiscal year 2007 in connection with sales objectives satisfied by Mr. Hampton.

(7)
Shares underlying restricted stock units, or RSUs, are released as they vest. A total of 25% of the entire number of shares subject to this RSU grant become vested and are released on the first anniversary of the vesting commencement date and the remaining shares subject to this RSU vest and are released at a rate of 25% per year on each anniversary of the vesting commencement date over the remaining three years.

Vote Required

        Approval of the 2007 Incentive Award Plan requires approval by holders of a majority of the outstanding shares of our common stock who are present, or represented, and entitled to vote thereon, at the annual meeting.

        If our stockholders do not approve the 2007 Incentive Award Plan, we expect that we would continue to grant options, RSUs and other incentive compensation awards pursuant to the 2007 Incentive Award Plan, however such awards may not qualify as "performance-based compensation" under Section 162(m) of the Code.

        If the 2007 Incentive Award Plan is not approved by our stockholders at the annual meeting, the plan will continue to remain in effect and we will continue to rely on the exemption from Section 162(m) of the Code afforded to us by the transition rule described above for compensation paid pursuant to the 2007 Incentive Award Plan. During or after the expiration of the transition period, we will evaluate whether we will resubmit the 2007 Incentive Award Plan for stockholder approval in accordance with Section 162(m) of the Code or continue to maintain the 2007 Incentive Award Plan without shareholder approval and grant awards under the plan that will not qualify as "qualified performance-based compensation" under Section 162(m) of the Code.

Board of Directors' Recommendation

        THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE APPROVAL OF THE 2007 INCENTIVE AWARD PLAN.

PROPOSAL THREE—RATIFICATION OF APPOINTMENT
OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

        The Audit Committee of our board of directors has selected Grant Thornton LLP as our independent registered public accounting firm to perform the audit of our consolidated financial statements for the fiscal year ending June 30, 2008. Grant Thornton LLP audited our consolidated financial statements for the fiscal years ended June 30, 2007 and 2006. Grant Thornton LLP is an independent registered public accounting firm.

        Stockholder ratification of the appointment of Grant Thornton LLP as our independent registered public accounting firm for the fiscal year ending June 30, 2008 is not required by law, by the Nasdaq Stock Market listing requirements or by our certificate of incorporation or bylaws. However, our board of directors is submitting the selection of Grant Thornton LLP to our stockholders for ratification as a matter of good corporate governance and practice. If the stockholders fail to ratify the appointment, the Audit Committee of our board of directors will reconsider whether or not to retain that firm. Even if the selection is ratified, we may appoint a different independent registered public accounting firm during the year if the Audit Committee of our board of directors determines that such a change would be in the best interests of Accuray and its stockholders.

        Representatives of Grant Thornton LLP are expected to be present at the annual meeting of stockholders. They will have an opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions from our stockholders.

Board of Directors' Recommendation

        THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF GRANT THORNTON LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING JUNE 30, 2008.

Audit and Non-Audit Services

        The Audit Committee is directly responsible for the appointment, compensation, and oversight of our independent auditors. The Audit Committee retained Grant Thornton LLP to audit our consolidated financial statements for the fiscal year ended June 30, 2007. The Audit Committee did not retain Grant Thornton LLP to provide other non-audit and related services in fiscal 2007.

        The aggregate fees billed by Grant Thornton LLP for audit and non-audit services in 2007 and 2006 were as follows:

	Fiscal Year Ended June 30,
Service Category
	2007	2006
Audit Fees	$754,514	$757,168
Other Audit Fees(1)	1,260,209	—
Tax Fees	—	—
All Other Fees	—	—

Total	$2,014,723	$757,168

    (1)
    Other audit fees consist of fees for professional services performed for assurance and related services that are related to the audit of our consolidated annual financial statements and are not reported under audit fees. These fees primarily consisted of matters related to our initial public offering.

        In the above table, in accordance with the SEC's definitions and rules, "audit fees" are fees for professional services for the audit of our consolidated financial statements included in our annual report on Form 10-K, for the review of our financial statements included in our quarterly reports on Form 10-Q, for the review of registration statements and issuance of consents and for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements except those not required by statute or regulation; "audit-related fees" are fees for assurance and related services that were reasonably related to the performance of the audit or review of our financial statements, including attestation services that are not required by statute or regulation; "tax fees" are fees for tax compliance, tax advice and tax planning; and "all other fees" are fees for any services not included in the first three categories.

Audit Committee Pre-Approval Policies and Procedures

        The Audit Committee pre-approves all audit and permissible non-audit services provided by the independent registered public accounting firm. These services may include audit services, audit-related services and tax services, as well as, to a very limited extent, specifically designated non-audit services which, in the opinion of the Audit Committee, will not impair the independence of the registered public accounting firm. Pre-approval is detailed as to the particular service or category of services and is generally subject to a specific budget. The independent registered public accounting firm and management are required to periodically report to the Audit Committee regarding the extent of services provided by the independent registered public accounting firm in accordance with this pre-approval, including the fees for the services performed to date. In addition, the Audit Committee also may pre-approve particular services on a case-by-case basis, as required.

REPORT OF THE AUDIT COMMITTEE

        The Audit Committee of the board of directors is responsible for overseeing our accounting and financial reporting processes and internal control systems, the appointment, compensation, retention and oversight of Grant Thornton LLP, our independent registered public accounting firm, and audits of our financial statements, all pursuant to the Audit Committee's written charter. Grant Thornton LLP reports directly to the Audit Committee. The Audit Committee has the authority to obtain advice and assistance from outside legal, accounting or other advisors as the Audit Committee deems necessary to carry out its duties and to receive appropriate funding, as determined by the Audit Committee, from our company for such advice and assistance.

        Management is responsible for preparing our financial statements and for our financial reporting processes, accounting policies, systems of internal controls and disclosure controls and procedures. For our fiscal year ending June 30, 2008, Grant Thornton LLP will be responsible for expressing an opinion on the effectiveness of our internal control over financial reporting. Grant Thornton LLP is also responsible for performing an independent audit and expressing an opinion on the conformity of our audited financial statements with accounting principles generally accepted in the United States.

        In this context, the Audit Committee hereby reports as follows:

  1.
  The Audit Committee has reviewed and discussed our audited financial statements for fiscal year 2007 with our management.

  2.
  The Audit Committee has discussed with Grant Thornton LLP the matters required to be discussed by SAS 61 (Codification of Statements on Auditing Standard, AU 380), SAS 99 (Consideration of Fraud in a Financial Statement Audit) and Securities and Exchange Commission rules discussed in Final Releases Nos. 33-8183 and 33-8183a.

  3.
  The Audit Committee has received the written disclosures and the letter from Grant Thornton LLP required by Independence Standards Board Standard No. 1 (Independence Standards Board Standard No. 1, "Independence Discussions with Audit Committee") and has discussed and confirmed with Grant Thornton LLP its independence.

  4.
  Based on the review and discussions referred to in paragraphs (1) through (3) above, the Audit Committee recommended to our board of directors, and our board of directors has approved, that the audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended June 30, 2007, for filing with the SEC.

        The foregoing report is provided by the undersigned members of the Audit Committee.

    Robert S. Weiss (Chairman)
    Wayne Wu
    Li Yu

        The foregoing Audit Committee report shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, and shall not otherwise be deemed filed under these acts, except to the extent we incorporate by reference into such filings.

REPORT OF THE COMPENSATION COMMITTEE

        This report, filed in accordance with Item 407(e)(5) of Regulation S-K, should be read in conjunction with the other information relating to executive compensation which is contained elsewhere in this report and is not repeated here.

        In this context, the Compensation Committee hereby reports as follows:

  1.
  The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis section contained herein with management.

  2.
  Based on the review and discussions referred to in paragraph (1) above, the Compensation Committee recommended to our board of directors, and our board of directors has approved, that the Compensation Discussion and Analysis be included in the Annual Report on Form 10-K for the fiscal year ended June 30, 2007 for filing with the SEC and in this proxy statement

        The foregoing report is provided by the undersigned members of the Compensation Committee.

    August 29, 2007

    Li Yu (Chairman)
    Robert S. Weiss
    Wayne Wu

        The foregoing Compensation Committee report shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended and shall not otherwise be deemed filed under these acts, except to the extent we incorporate by reference into such filings.

COMPENSATION DISCUSSION & ANALYSIS

Role of the Compensation Committee

        The Compensation Committee of our board of directors, which is comprised solely of non-employee, independent directors, administers our executive compensation programs. The Compensation Committee is responsible for reviewing and approving the specific compensation of our Chief Executive Officer and for reviewing and determining the compensation of all of our other executive officers. In addition, the Compensation Committee may, from time to time, hire one or more independent compensation and benefits consultants to assist in developing and reviewing overall executive compensation strategies.

Compensation Objectives

        The objective of our fiscal year 2007 executive compensation program was to attract, retain, motivate and reward our executives with a competitive level of compensation, weighted toward incentive opportunities and linked to individual and company performance. The elements of our fiscal year 2007 executive compensation program includes base salary, incentive bonus, equity ownership opportunities and other benefits. The guiding principles of our compensation program applicable to our NEO's were as follows:

  •
  Provide competitive levels of total rewards relative to comparable medical device, biotechnology and high technology companies, which will enable us to attract and retain the best possible executive talent;

  •
  Motivate our executive officers to achieve optimum performance for us and our stockholders;

  •
  Align the financial interests of our executive officers and stockholders through equity-based awards and incentive pay opportunities;

  •
  Provide a total compensation program that recognizes individual contributions as well as overall business results;

  •
  Provide incentives that promote the achievement of both short- and long-term objectives; and

  •
  Ensure that a significant portion of our executives officers' compensation is at risk based achievement of pre-established corporate, financial and individual objectives.

        Beginning with our initial public offering in February 2007, one of our principal goals became to provide incentives to our executives to maximize stockholder value over time. The focus of the Compensation Committee and our executive compensation program is therefore to closely align the interests of the executive officers with those of our stockholders, while delivering compensation in a cost-effective manner. To achieve this goal, the Compensation Committee attempts to (i) offer compensation opportunities that attract and retain executives whose abilities are critical to our long-term success; (ii) motivate individuals to perform at their highest level and reward achievement; (iii) tie a significant portion of the executive officers' total compensation to achievement of financial, organizational and management performance goals; and (iv) encourage executive officers to manage our business from the perspective of owners with an equity stake in our company.

        Our overall compensation program is structured to attract, motivate and retain highly qualified executive officers by paying them competitively, consistent with our success and their contribution to that success. Accordingly, the Compensation Committee sets goals based on advice from management and after our initial public offering, an independent compensation consultant retained by the Compensation Committee, as discussed below. The goals are designed to link each NEO's compensation to our performance and the NEO's own performance within our company. Consistent with this performance-based philosophy, we provide a base salary to our executive officers, and also include significant incentive-based components. The incentive-based components include annual cash and equity awards based on our company's independent financial performance to provide incentives to reward both short- and long-term performance. In fiscal year 2007, prior to our initial public offering, the Compensation Committee allocated total compensation between cash and equity based on data generated from the Radford 2005 Executive Compensation Survey and the MEDIC Executive Compensation Survey. The Radford Executive Compensation Survey is an executive compensation survey of companies in the medical device, software and other high technology industries. The MEDIC survey is a survey of executive compensation of companies in the medical device industry. In establishing salaries for fiscal year 2007, the Compensation Committee considered the Radford data and the MEDIC data and sought to establish salary levels that were at least at the average of the median salary levels reflected in the two surveys. In establishing incentive bonus targets for fiscal year 2007, the Compensation Committee sought to provide the executive officers with an opportunity to realize total target cash compensation that was at least at the average of the median of the Radford survey data and the MEDIC survey data reviewed by the Compensation Committee. The Compensation Committee also sought to use bonus metrics that would be related to our operating plan objectives and closely correlated with stockholder value.

Determination of Compensation Awards

        Pursuant to its charter, the Compensation Committee has the responsibility (i) to review and determine all forms of compensation for all of our executive officers, including cash awards, equity awards and other benefits; (ii) to review and recommend to the full board of directors any compensation for the directors; and (iii) to establish and review general policies relating to compensation, benefits, and all bonus and stock compensation for our Chief Executive Officer, our other executive officers and for all of our other employees. In addition, as described above the

Compensation Committee may, from time to time, hire compensation and benefits consultants to assist in developing and reviewing overall executive compensation strategies.

        For fiscal year 2007, the Compensation Committee structured compensation for the NEOs that was composed of the following components:

  •
  Base salary;

  •
  Annual cash bonus; and

  •
  Equity compensation awards.

        In April 2007, the Compensation Committee engaged the firm of Watson Wyatt, a compensation consulting firm, to serve as its independent advisor with regard to the determination of the key elements of our company's total compensation program. Watson Wyatt specializes in global human resources consulting and reports directly to the Compensation Committee. Watson Wyatt advises the Compensation Committee on structuring our various compensation programs and determining the appropriate levels of salary, bonus and other awards payable to our executive officers by providing industry competitive analysis and assessing the reasonableness of compensation programs for the executive officers. Although Watson Wyatt did not participate in the process by which fiscal year 2007 salaries were set, Watson Wyatt was involved in advising our Compensation Committee in connection with determination of fiscal year 2007 cash incentive bonus awards to executive officers.

        Beginning in fiscal year 2008, the Compensation Committee engaged Watson Wyatt to conduct an assessment of the competitive practices and the amounts and nature of total compensation paid to executive officers. The Compensation Committee has engaged Watson Wyatt to perform a total rewards compensation survey, which will encompass all elements of compensation including base salary, cash incentive bonus compensation, equity awards and benefits and perquisites. The purpose of this survey is to benchmark all elements of the Company's compensation program, for both executive officers and other employees, against an industry peer group. Based in part on the information provided by Watson Wyatt, the Compensation Committee recommends and, if applicable, approves executive total compensation packages consisting of base salary and variable cash and stock-based incentive awards, consistent with the Compensation Committee's charter. We believe that a significant portion of compensation should be weighted towards the variable components of compensation objectives to ensure that total compensation awarded reflects our overall success, and to motivate executive officers to meet appropriate performance measures, thereby maximizing total return to stockholders.

        To aid the Compensation Committee in making its determination, our Chief Executive Officer provides recommendations annually to the Compensation Committee regarding the compensation of all executive officers, excluding himself. The Chief Executive Officer also conducts an annual performance review of the other executive officers to evaluate their performance for the period being assessed and presents the results of those performance reviews to the Compensation Committee for their consideration in approving each executive's compensation. Similarly, the Chief Executive Officer's performance is reviewed annually by the Compensation Committee.

        In determining which elements of compensation are to be paid, and how they are weighted, we also take into account whether a particular form of compensation will be deductible under Section 162(m) of the Code. Section 162(m) generally limits the deductibility of compensation paid to our NEOs to $1 million during any fiscal year unless such compensation is "performance-based" under Section 162(m). However, under a Section 162(m) transition rule for compensation plans of corporations which are privately held and which become publicly held in an initial public offering, compensation paid under a plan that existed prior to the initial public offering will not be subject to Section 162(m) until the earlier of (i) a material modification of the plan; (ii) the issuance of all employer stock and other compensation that has been allocated under the plan; or (iii) the first meeting of stockholders at which directors are to be elected that occurs after the close of the third calendar year following the year of the initial public offering, or Transition Date. After the Transition Date, rights or awards granted under the plan, other than options and stock appreciation rights, will not qualify as "performance-based compensation" for purposes of Section 162(m) unless such rights or awards are granted or vest upon pre-established objective performance goals, the material terms of which are disclosed to and approved by the stockholders of the company.

        Our compensation program is intended to maximize the deductibility of the compensation paid to our NEOs to the extent that we determine it is in our best interests. Consequently, we may rely on the exemption from Section 162(m) afforded to us by the transition rule described above for compensation paid pursuant to our pre-existing plans. In addition, our 2007 Incentive Award Plan has been designed to permit our Compensation Committee to grant stock options and other awards which will qualify as "qualified performance-based compensation" under Section 162(m).

Compensation Benchmarking and Peer Group

        For fiscal year 2007, the Compensation Committee reviewed executive cash and equity compensation survey data from the Radford 2005 Executive Compensation Survey and the 2005 MEDIC Executive Compensation Survey including salary, equity and target bonus data comparisons and approved cash and equity compensation competitive with the market and industry data provided. Salary, equity and target bonus compensation for fiscal year 2007 is on average near the average of the median of the two survey data sets reviewed by the Committee.

        For fiscal year 2008, an important component of setting and structuring compensation for our executive officers will be determining the compensation packages offered by similar companies in terms of revenue size, industry, business model complexity and growth. We will also consider retention needs in determining the compensation packages. We will evaluate the compensation practices of a select peer group of companies to assess competitiveness. Watson Wyatt, the Compensation Committee's independent compensation consultant, will review our evaluation, assesses its reasonableness and advise the Compensation Committee. Watson Wyatt will also perform the total rewards survey, report the results of the survey to the Compensation Committee and work with the Committee to develop a specific peer group of comparable companies against which we will benchmark our executive total rewards program.

Our Current Philosophy

        At the beginning of fiscal year 2008, in consultation with Watson Wyatt, our independent compensation consultant, the Compensation Committee established a total rewards philosophy that will guide the Committee in future compensation decisions. Our total rewards philosophy is comprised of benefits, base pay, short term cash incentives and equity. These components will be regularly reviewed and adjusted as needed to ensure we are able to attract, retain, motivate and reward our employees, inclusive of our executive officers, to achieve both their individual and our business objectives necessary to meet our strategic goals and enhance stockholder value. As part of our company's total rewards philosophy, it is our intent to provide direct compensation that enables us to attract, retain, motivate and reward strong performance that deliver results in support of our company's business objectives.

        In fiscal year 2008 the components of our total rewards philosophy will include base salary, cash incentives, equity incentives and other benefits.

Base Salary

        Our company's goal is to attract and retain the level of talent necessary to fuel our success. We believe that paying on average at the 60th percentile or greater of our appropriate marketplace based on company and individual performance provides us access to the top talent and protects the compensation of our current high caliber employees from falling behind market.

        Fiscal year 2007.    In fiscal year 2007, we provided our NEOs with base salaries at or near the average of the median of data from the Radford Executive Compensation Survey and the MEDIC Executive Compensation Survey. The individual NEO's base salary level was determined based on an assessment of the survey data, the individual's performance, retention needs, and the critical nature of the individual's position relative to our success. We do not provide formulaic base salary increases to our NEOs.

        Fiscal year 2008.    In conjunction with our annual review of fiscal year 2007 performance, we provided an average base salary increase of approximately 20% to our NEOs for fiscal 2008. In determining the fiscal year 2008 salaries for NEOs, the Compensation Committee considered compensation data for comparable companies from the Radford select list. This list includes publicly held technology and life sciences companies with annual revenue ranging from $250 to $449 million. The Compensation Committee also considered company performance for 2007 and, for each individual NEO, the individual's performance, retention needs, and the critical nature of the individual's position relative to our success. The Compensation Committee also determined that these base salary adjustments for NEOs were necessary to bring our NEOs' base salaries in line with our compensation philosophy of paying base salaries at the 60th percentile of our appropriate marketplace.

Cash Incentive Bonus

        Cash incentives are a key re-enforcer of our performance based culture. On average, we believe in providing a total target cash opportunity at the 75th percentile or greater of our appropriate marketplace, tied to performance. The marketplace used in fiscal 2007 for comparable company benchmarking purposes was the 2005 Radford and MEDIC Executive Compensation surveys. Our employees and executive officers, including our Chief Executive Officer, receive an annual cash bonus based on attainment of specific pre-determined corporate and individual objectives.

        Overview.    The Compensation Committee oversees the administration of our overall incentive cash bonus program, pursuant to which annual cash bonuses are paid to our Chief Executive Officer and our other executive officers, as well as management and individual contributors who are not members of our sales force. Each participant has a target bonus, which is a percentage of his or her base salary. Individual bonuses are determined based on individual achievement of set goals and objectives and overall performance for the year. In fiscal year 2007, executive bonus awards may exceed 100% of the applicable base salary, as reviewed and determined by the Compensation Committee by assessing performance against previously established individual and company goals.

        The cash bonus performance targets for our NEOs are established annually at levels that the Compensation Committee believes are achievable based on its assessment of the probable performance of the Company and our executive officers. In the Compensation Committee's judgment, the revenue and net income targets for fiscal year 2007 were not substantially certain to be attained and required strong performance by our company and each of our executive officers in order for the targets to be attained.

        The individual performance bonus for each NEO other than the Chief Executive Officer is recommended by the Chief Executive Officer and approved by the Compensation Committee. The individual performance bonus for the Chief Executive Officer is approved by the Compensation Committee and reported to the full Board of Directors. Individual performance factors are based on an assessment of an individual's overall performance and achievement of objectives during the year.

        Fiscal year 2007.    In fiscal year 2007 we structured our cash incentive bonus program to drive behavior consistent with meeting and exceeding company and individual goals and objectives. We rewarded executive officers based on our performance and the individual executive's contribution to that performance. Target bonus percentages were set at 60% of base salary for the Chief Executive

Officer and 40% of base salary for the Chief Financial Officer, Chief Marketing Officer and Chief Operating Officer. Target bonus percentage for the Chief Sales Officer was set at 75% of base pay. These target bonus percentages were set based on a review of market data, including the 2005 Radford and MEDIC Executive Compensation Surveys, and to align executive behavior with increasing stockholder value.

        The metrics utilized for fiscal year 2007 bonuses were revenue, profit before stock compensation charges, cash balance, and operating loss. The Compensation Committee determined that these financial metrics were substantially achieved. In addition to these corporate financial metrics, each NEO also had specific individual performance goals and objectives for 2007, which were in most cases largely qualitative in nature and related to each NEO's area of responsibility within our Company. While none of these metrics carried specific weightings, the Compensation Committee reviewed each executive's overall performance against each of these metrics when determining bonus payments for fiscal year 2007. The Compensation Committee reviewed overall company performance against these financial metrics as well as individual performance of the NEOs against the goals and objectives established for each of them at the outset of the fiscal year. Based on this review, the Compensation Committee determined the fiscal year 2007 bonus to be paid to each NEO.

        Fiscal year 2008.    For fiscal year 2008, our Compensation Committee has established specific financial metrics and weighting that will be used to determine bonus payments. The metrics are:

  •
  Net income;

  •
  Operating income;

  •
  Revenue;

  •
  Gross margin; and

  •
  Backlog.

        The revenue, net income and gross margin metrics are to be determined in accordance with GAAP. The operating income metric consists of operating income as determined in accordance with GAAP and adjusted to exclude stock-based compensation charges. The backlog metric consists of backlog as reported by us in our quarterly and annual reports.

        The bonus for our Chief Executive Officer for fiscal year 2008 will be based 70% on achievement of these metrics and 30% on achievement of qualitative objectives. Weighting of financial metrics in the case of our Chief Executive Officer shall be as follows: net income (10%), operating income (10%), revenue (20%), gross margin (10%), and backlog (20%). Fiscal year 2008 bonuses for the Chief Operating Officer, Chief Financial Officer and Chief Marketing Officer will based in part on achievement of these metrics and in part on achievement of individual qualitative goals and objectives, which are specific to each such NEO and relate to each NEO's area of responsibility. For the Chief Operating Officer, 50% of his bonus will be based on achievement of financial objectives (operating income 10%, revenue 20% and gross margin 20%) with the remainder based on achievement of qualitative goals. For the Chief Financial Officer, 60% of his bonus will be based on achievement of financial objectives (net income 15%, operating income 15%, revenue 15% and gross margin 15%) with the remainder based on achievement of qualitative goals. For the Chief Marketing Officer, 35% of his bonus will be based on achievement of financial objectives (operating income 15% and revenue 20%), with the remainder based on achievement of qualitative goals. For our Chief Sales Officer, approximately 15% of his bonus will be based on achievement of corporate financial objectives (revenue 3.5%, net income 1.75%, operating income 1.75%, gross margin 1.75% and backlog 6.5%). The remaining approximately 85% of his bonus will be based primarily on achievement of quarterly sales quotas.

        The Compensation Committee has also established target bonus amounts equal to 100% of base salary for our Chief Executive Officer, 65% of base salary for each of our Chief Operating Officer, Chief Financial Officer and Chief Marketing Officer and 83% of base salary for our Chief Sales Officer.

        For fiscal year 2008, in the event of under- or over-achievement of corporate financial metrics, that portion of a named executive officer's bonus that is linked to achievement of such objectives will be paid as follows: First, corporate performance will be measured based on achievement of the corporate objective for each metric—net income, operating income, revenue, gross margin and backlog. Then, with respect to each named executive officer, achievement of corporate objectives will be determined based on the extent to which each metric was achieved and the weighting of each metric for each named executive officer. For achievement below the 70% level, no bonus will be paid. For achievement at the 70% level, 50% of target bonus linked to corporate objectives will be paid, and for achievement greater than the 70% level, bonus payments linked to corporate objectives generally will be on a sliding scale, subject to a maximum of two times the target bonus amount in the event corporate performance reaches the 175% level. In addition, backlog over-achievement will be capped at 112% of objective. In other words, no additional credit for achievement of corporate objectives will be given for backlog in the event backlog exceeds 112% of target.

        For fiscal year 2008, that portion of a named executive officer's that is based on achievement of qualitative objectives will be awarded based on the compensation committee's determination of the extent to which such qualitative objectives have been achieved. The aggregate bonus awarded to any named executive officer or other executive officer will not, in any event, exceed two times such officer's target bonus amount.

        In establishing the bonus metrics and target bonus percentages for fiscal year 2008, the Compensation Committee considered the Radford select data as well as advice from Watson Wyatt regarding appropriate metrics that were both consistent with industry practice and would serve to align the interests of management with those of stockholders.

        Incentive amounts to be paid under our cash incentive bonus program may be adjusted by the Compensation Committee to account for unusual events, such as extraordinary transactions, asset dispositions and purchases, and mergers and acquisitions if, and to the extent, the Compensation Committee does not consider the effect of such events indicative of our performance. Bonus payments for executives hired during the applicable fiscal year are prorated based on length of service during such year. Our executive officers must be employed by us in good standing on the last day of the year to be eligible for a bonus payment for that year, though prorated bonus payments may be considered, at the discretion of our board of directors, under unusual circumstances such as death, disability, retirement or transition to a consultant role based on actual performance at the date relative to the targeted performance measures for the program. In addition, under the NEO's employment agreements with us, severance compensation includes a prorated portion of target bonus amounts.

Equity Incentives

        We believe that equity awards provide the strongest alignment between employee and stockholder interest. Our goal is to provide maximum motivation consistent with the need to control equity expense and dilution. To achieve these multiple goals, we will make use of a variety of equity based programs authorized by our stockholders.

        Our 2007 Incentive Award Plan permits the issuance of stock options to our Chief Executive Officer, other executive officers and employees to purchase shares of our common stock at an exercise price that is not less than the fair market value of such stock on the date of grant. Stock options and other equity awards are granted to our Chief Executive Officer, other executive officers and other employees both as a reward for past individual and company performance and as an incentive for future performance. The amount of individual equity grants to executive officers are determined after considering the individual's performance, retention needs, an evaluation of the individual's total compensation package, an evaluation of the particular executive officer's equity position including an assessment of equity position relative to comparable company survey data, the critical nature of the individual's position relative to our success and the competitive market positioning with respect to peer group companies. The Compensation Committee believes that equity-based performance compensation arrangements are essential in promoting the retention of our executives and in aligning the interests of our executives and stockholders to enhance stockholder return.

        In August 2007, the Compensation Committee approved option grants of 60,000 shares and restricted stock unit awards of 10,000 shares to each of our Chief Operating Officer, Chief Financial Officer and Chief Marketing Officer. The Compensation Committee also approved an option grant of 175,000 shares to our Chief Executive Officer, of which options for 40,000 shares were considered by the Compensation Committee to have been granted in satisfaction of provisions of Dr. Thomson's employment agreement with us which provides that he is entitled to a 40,000 share option grant at the first regularly scheduled meeting of the board of directors in each calendar year. (See Executive Compensation—Employment, Change of Control and Severance Agreements). In awarding these options and restricted stock unit grants, the Compensation Committee sought to provide each NEO with equity ownership at approximately the 75th percentile of the executive officer equity ownership reflected in the Radford 2006 Executive Compensation Survey. The Compensation Committee also considered our fiscal 2007 performance as well as the factors set forth above.

        Stock options granted under our 2007 Incentive Award Plan generally have a four-year vesting schedule in order to provide an incentive for continued employment, and generally expire ten years from the date of the grant. This provides a reasonable time frame in which to align the executive officer's performance with the price appreciation of our shares, and is consistent with a typical ten-year option term. The per share exercise price of options granted under our 2007 Incentive Award Plan, including the options granted to the NEOs described above, is not less than the closing price of a share of our common stock on the NASDAQ Global Market on the date of grant. With regard to the 40,000 contractually-based options awarded to Dr. Thomson, the Compensation Committee determined that the exercise price for these options should be the greater of the fair market value at the date of the grant or the fair market value of our common stock on the date such options should have been granted pursuant to Dr. Thomson's employment agreement, which such fair market value would have been $28.47 per share.

        Our Chief Executive Officer, other executive officers and employees are also eligible to participate in our 2007 Employee Stock Purchase Plan, which our stockholders approved in fiscal year 2007 and which took effect upon effectiveness of our initial public offering. Our 2007 Employee Stock Purchase Plan is intended to be qualified under Section 423 of the Internal Revenue Code, and permits the purchase of shares of common stock through employee payroll deductions. The purchase price per share of common stock under our 2007 Employee Stock Purchase Plan is 85% of the lesser of the fair market value of a share of the underlying stock as of the beginning of an applicable offering period or the applicable purchase date, with purchases generally occurring every six months.

Stock Ownership Guidelines

        We do not have fixed corporate governance guidelines relative to stock ownership of our executive officers.

Compensation Recovery Policy

        We do not maintain a policy to seek the reimbursement of cash hire bonus awards or relocation amounts if paid to an executive officer if the executive voluntarily terminates his or her employment with us. Since July 1, 2006, we have not paid any cash new hire bonuses to executive officers.

Policies with Respect to Equity Compensation Awards

        We grant all stock option awards based on the fair market value as of the date of grant. We do not have a policy of granting stock option awards at less than the fair market value. The exercise price for stock option grants is systematically determined based on the last quoted price per share of our common stock on the NASDAQ Global Market on the date of grant. We have also implemented a policy that prohibits grants of stock options or other equity awards to executive officers during periods when trading in our common stock is prohibited by the terms of our insider trading compliance policy.

Defined Contribution Plans

        We maintain an employee savings/retirement plan that is intended to be qualified under Section 401(k) of the Code and which allows our executive officers and our employees to defer up to $15,500 of their annual compensation. Employees, including our executive officers, over the age of 50 may defer up to $20,500, subject to certain limitations imposed by the Code. We currently make dollar-for-dollar matching contributions to the 401(k) plan, on a payroll by payroll basis, subject to a maximum calendar-year matching contribution of $2,000 per participant, based on applicable IRS limitations. 401(k) plan participants who were our employees as of January 1, 2006 vest immediately in the amounts contributed by us. Any 401(k) plan participants who became our employees after January 1, 2006 vest with respect to 25% of the amounts contributed by us on each yearly anniversary of such participant's date of hire, for each of the first four years of such participants' employment. For such participants, beginning at year five of employment, employees are 100% vested in company contributions to the 401(k) plan. All employees, including our executive officers, are eligible to participate in the 401(k) plan on the first day of the month coinciding with, or immediately following, their date of hire. The elective deferrals of all participants, including our executive officers, are immediately vested and non-forfeitable upon contribution to the 401(k) plan.

Defined Benefit Pension Plans

        We do not have a defined benefit pension plan.

Other Elements of Compensation and Perquisites

        Our executive officers participate in the same group medical, life and disability insurance and employee benefit plans as our other salaried employees on the same terms and conditions.

        Medjet Assist.    At this time, we provide our NEOs with a company-paid membership in a program providing medical transportation in the event of hospitalization. This program, known as Medjet Assist, provides air medical transportation both worldwide and domestically if an NEO is hospitalized as an inpatient and chooses to be transferred to any other hospital of his or her choice. We do not provide this benefit to our employees generally.

EXECUTIVE COMPENSATION

2007 Summary Compensation Table

        The following table sets forth all of the compensation awarded to, earned by, or paid to our principal executive officer, principal financial officer and the three other highest paid executive officers whose total compensation in fiscal year 2007 exceeded $100,000. We refer to these executive officers as our "named executive officers or NEOs".

Name and Principal Position	Salary ($)	Bonus ($)(1)	Option Awards ($)(2)	Non-Equity Incentive Plan Compensation ($)(3)		All Other Compensation ($)		Total ($)
Euan S. Thomson, Ph.D., President and Chief Executive Officer	420,000	3,400	1,656,768	330,000		3,828	(4)	2,413,996
Robert E. McNamara, Senior Vice President, Chief Financial Officer	275,000	—	912,883	128,700		2,858	(5)	1,319,441
Chris A. Raanes, Sr. Vice President, Chief Operating Officer	290,000	148	492,190	131,080		2,906	(6)	916,324
Eric P. Lindquist, Sr. Vice President, Chief Marketing Officer	275,000	74	598,571	126,500		2,882	(7)	1,003,027
Wade B. Hampton, Senior Vice President, Chief Sales Officer	206,570	—	490,735	109,395	(8)	4,208	(9)	810,908

(1)
Refers to payment of bonus for patent inventions.

(2)
The amounts in this column represent the dollar amount recognized for financial statement reporting purposes with respect to the fiscal year in accordance with SFAS 123R. These amounts may reflect options granted in years prior to 2007. See Note 2 of the notes to our consolidated financial statements contained elsewhere in this Annual Report on Form 10-K for a discussion of all assumptions made by us in determining the FAS 123R values of its equity awards.

(3)
Refers to annual bonus earned in fiscal year 2007, which will be paid in fiscal year 2008.

(4)
Consists of: $2,000 in company matching contributions to our 401(k) plan for Dr. Thomson's benefit, $600 in company matching contributions to a Flexible Spending Account for Dr. Thomson's benefit, $970 in reimbursement for taxes paid on Dr. Thomson's bonus for patent inventions, $53 in contributions in life insurance premiums paid by Accuray, on the same terms as paid for non-executive employees, for Dr. Thomson's benefit and $205 in Company contributions to MedJet Assist for the benefit of Dr. Thomson.

(5)
Consists of $2,000 in company matching contributions to our 401(k) plan for Mr. McNamara's benefit, $600 in company matching contributions to a Flexible Spending Account for Mr. McNamara's benefit, $53 in contributions in life insurance premiums paid by Accuray, on the same terms as paid for non-executive employees, for Mr. McNamara's benefit and $205 in Company contributions to MedJet Assist for the benefit of Mr. McNamara.

(6)
Consists of: $2,000 in company matching contributions to our 401(k) plan for Mr. Raanes' benefit, $600 in company matching contributions to a Flexible Spending Account for Mr. Raanes' benefit,

  $48 in reimbursement for taxes paid on Mr. Raanes' bonus for patent inventions, $53 in contributions in life insurance premiums paid by Accuray, on the same terms as paid for non-executive employees, for Mr. Raanes' benefit and $205 in Company contributions to MedJet Assist for the benefit of Mr. Raanes.

(7)
Consists of: $2,000 in company matching contributions to our 401(k) plan for Mr. Lindquist's benefit, $600 in company matching contributions to a Flexible Spending Account for Mr. Lindquist's benefit, $24 in reimbursement for taxes paid on Mr. Lindquist's bonus for patent inventions, $53 in contributions in life insurance premiums paid by Accuray, on the same terms as paid for non-executive employees, for Mr. Lindquist's benefit and $205 in Company contributions to MedJet Assist for the benefit of Mr. Lindquist.

(8)
Includes $55,000 in bonuses earned and paid during fiscal year 2007 in connection with sales objectives satisfied by Mr. Hampton.

(9)
Consists of $600 in company matching contributions to a Flexible Spending Account for Mr. Hampton's benefit, $53 in contributions in life insurance premiums paid by Accuray, on the same terms as paid for non-executive employees, for Mr. Hampton's benefit and $205 in Company contributions to MedJet Assist for the benefit of Mr. Hampton. Also consists of $3,350 in company matching contribution to our 401(k) plan for Mr. Hampton's benefit but subject to vesting over a four year period under our 401(k) plan. The amounts of company matching contributions in excess of $2,000 relate to amounts that were matched during calendar year 2006 when Mr. Hampton joined us but that also fall within fiscal year 2007.

Grants of Plan-Based Awards

        The following table sets forth summary information regarding grants of plan-based awards made to each of our named executive officers during the fiscal year ended June 30, 2007. The per share exercise price of each option grant was not less than the fair market value of our common stock on the date of grant (which in the case of options granted after our initial public offering, was the closing price of a share of our common stock on the NASDAQ Global Market on the date of grant).

Name	Grant Date	Threshold ($)	Estimated Possible Payouts Under Non-Equity Incentive Plan Awards Target ($) (1)	Maximum ($)	All Other Option Awards: Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards ($/Share)	Grant Date Fair Value of Stock and Option Awards ($)(2)
Euan S. Thomson, Ph.D.	8/23/2006	—	252,000	—	300,000	9.50	$10.45
Robert E. McNamara	8/23/2006	—	110,000	—	100,000	9.50	$10.45
Chris A. Raanes	8/23/2006	—	116,000	—	100,000	9.50	$10.45
Eric P. Lindquist	8/23/2006	—	110,000	—	100,000	9.50	$10.45
Wade B. Hampton	10/24/2006	—	154,928	—	250,000	10.00	$10.97

(1)
These columns are intended to show the annual bonus payments made to the NEOs for our fiscal year ended June 30, 2007. The potential payments are performance-driven and therefore completely at risk. Our Compensation Committee approved the target bonus amounts (as a percentage of the NEO's base salary) in the first quarter of 2007 for fiscal 2007 for those NEOs then employed by us, and again in each NEO's employment terms agreement in the second quarter of 2007. There are no threshold or maximum amounts presented in this table because when determining the target bonus, our Compensation Committee did not place a minimum or a limit on the non-equity incentive compensation that could be earned by the NEO's in fiscal year 2007.

(2)
Represents the fair value of each stock option as of the date it was granted, computed in accordance with FAS 123R.

Description of Awards Granted in 2007

        On August 23, 2006, each of Dr. Thomson, and Messrs. McNamara, Raanes and Lindquist were granted options to purchase shares of our common stock at an exercise price of $9.50 per share. Subject to the executive's continued employment, a total of 25% of the entire number of shares subject to each of these options becomes vested and exercisable on the first anniversary of the grant date and the remaining shares subject to these stock options vest and become exercisable in equal monthly installments ratably over the following 36 months.

        On October 24, 2006, Mr. Hampton was granted an option to purchase 250,000 shares of our common stock at an exercise price of $10.00 per share in connection with the commencement of his employment. Subject to Mr. Hampton's continued employment, a total of 25% of the entire number of shares subject to Mr. Hampton's options becomes vested and fully exercisable on the first anniversary of his date of hire, and the remaining shares subject to this stock option vest and become exercisable in equal monthly installments, ratably over the following 36 months.

Outstanding Equity Awards at Fiscal Year-End

        The following table describes for our named executive officers the exercisable and unexercisable options held by them as of June 30, 2007.

Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable		Option Exercise Price ($)	Option Expiration Date
Euan S. Thomson, Ph.D.	437,499 39,167 499,168 33,333 212,500 22,500 75,708 10,000 0	— 833 23,333 6,667 87,500 17,500 82,292 30,000 300,000	(1) (2) (3) (4) (5) (6) (7) (8)	0.75 0.75 0.75 1.40 2.50 3.50 4.38 6.73 9.50	03/28/2012 07/09/2013 08/27/2013 03/16/2014 08/10/2014 05/12/2015 11/07/2015 04/05/2016 08/23/2016
Robert E. McNamara	312,501 71,875 0	187,499 78,125 100,000	(9) (10) (11)	3.50 4.38 9.50	01/25/2015 11/07/2015 08/23/2016
Chris A. Raanes	360,000 65,000 59,000 28,751 0	5,000 35,000 31,249 100,000	(12) (13) (14) (11)	0.75 0.75 2.50 4.38 9.50	12/02/2012 08/27/2013 08/10/2014 11/07/2015 08/23/2016
Eric P. Lindquist	178,043 16,771 0	123,957 18,229 100,000	(15) (16) (11)	3.50 4.38 9.50	11/06/2014 11/07/2015 08/23/2016
Wade B. Hampton	0	250,000	(17)	10.00	10/24/2016

(1)
10,000 shares (or 25% of the total award) vested on July 9, 2004. Thereafter, 833 (or 1/36 of the remaining shares) will vest on the 9th of each month.

(2)
11,666 shares (or 1/48th of the total award) vest on 27th of each month.

(3)
833 (or 1/48th of the total award) vest on the 11th of each month.

(4)
6,250 (or 1/48th of the total award) will vest on the 10th of each month.

(5)
10,000 shares (or 25% of the total award) vested on March 11, 2006. Thereafter, 833 (or 1/36th of the remaining shares) will vest on the 11th of each month.

(6)
39,500 shares (or 25% of the total award) vested on July 1, 2006. Thereafter, 3,292 (or 1/36th of the remaining shares) will vest on the 1st of each month.

(7)
10,000 shares (or 25% of the total award) vested on March 1, 2007. Thereafter, 833 (or 1/36th of the remaining shares) will vest on the 1st of each month.

(8)
75,000 shares (or 25% of the total award) will vest on August 23, 2007. Thereafter, 6,250 (or 1/36th of the remaining shares) will vest on the 23rd of each month.

(9)
125,000 shares (or 25% of the total award) vested on December 13, 2005. Thereafter, 10,416 (or 1/36th of the remaining shares) will vest on the 13th of each month.

(10)
37,500 shares (or 25% of the total award) vested on July 1, 2006. Thereafter, 3,125 (or 1/36th of the remaining shares) will vest on the 1st of each month.

(11)
25,000 shares (or 25% of the total option) will vest on August 23, 2007. Thereafter, 2083 shares (or 1/36th of the remaining shares) vest on the 23rd of each month.

(12)
2,500 shares (or 1/48th of the total award) vest on 27th of each month.

(13)
2,500 (or 1/48th of the total award) will vest on the 10th of each month.

(14)
15,000 shares (or 25% of the total award) vested on July 1, 2006. Thereafter, 1,250 (or 1/36th of the remaining shares) will vest on the 1st of each month.

(15)
87,500 shares (or 25% of the total award) vested on November 1, 2005. Thereafter, 7,291 (or 1/36th of the remaining shares) will vest on the 1st of each month.

(16)
8,750 shares (or 25% of the total award) vested on July 1, 2006. Thereafter, 729 (or 1/36th of the remaining shares) will vest on the 1st of each month.

(17)
62,500 shares (or 25% of the total option) will vest on September 5, 2007. Thereafter, 5,208 shares (or 1/36th of the remaining shares) vest on the 5th of each month.

Options Exercises During Fiscal Year 2007

        The following table summarizes the options exercised during the fiscal year ended June 30, 2007 and the value realized upon exercise:

	Option Awards
Name	Number of Shares Acquired on Exercise	Value Realized Upon Exercise ($)
Euan S. Thomson, Ph.D	200,000	3,450,000
Robert E. McNamara	—	—
Chris A. Raanes	76,000	1,265,500
Eric P. Lindquist	48,000	696,000
Wade B. Hampton	—	—

Employment, Change of Control and Severance Agreements

Euan S. Thomson, Ph.D.

        On November 10, 2006, we entered into an employment letter agreement with Dr. Thomson which amends and restates our prior employment letter agreement with him. Under the agreement, Dr. Thomson will serve as our President and Chief Executive Officer. The agreement provides that he is entitled to receive an initial annual base salary of $420,000 and is eligible to participate in our executive bonus plan under which he may earn annual incentive bonuses targeted at 60% of his base salary based upon the attainment of performance criteria established and evaluated by our compensation committee. In August 2007, the Compensation Committee approved an annual base salary of $500,000 for Dr. Thomson and an annual incentive bonus targeted at 100% of his base salary, for fiscal year 2008. Subject to approval by our board and pursuant to our incentive award plan, we have agreed to grant Dr. Thomson an option to purchase 40,000 shares of our common stock not later than the first regularly scheduled meeting of our board of each calendar year during the period of his employment by us. Each such option will be granted with an exercise price per share equal to the fair market value of a share of our common stock on the date of grant and will vest in equal monthly installments over a 4-year period from the date of grant.

        Under our letter agreement with Dr. Thomson, in the event of a termination of his employment by us without "cause" or by Dr. Thomson for "good reason," as each term is defined in the agreement, Dr. Thomson will be entitled to receive a severance payment in an amount equal to the sum of 12 months of his annual base salary then in effect, a pro rata portion of his target annual bonus for the year of such termination, plus 100% of his target annual bonus then in effect. In addition, in the event of such a termination of employment, Dr. Thomson's then outstanding stock options will become vested and exercisable immediately prior to the effective time of such termination to the extent they would have become vested during the 12-month period following the date of such termination had he remained employed by us through such period, and we will pay for 12 months of COBRA continuation coverage for Dr. Thomson and his eligible dependents if he elects such coverage upon such a termination. In the event of a change in control of our company (as defined in the agreement) during the term of Dr. Thomson's employment, all of his then outstanding stock options will become fully vested and exercisable immediately prior to the effective time of such change in control. If such a change in control occurs and Dr. Thomson's employment is terminated either (i) by us without cause or by Dr. Thomson for good reason within twelve months following the change in control or (ii) by Dr. Thomson for any reason within the 30-day period immediately following the change in control, then in lieu of the severance payments and benefits described above, he will be entitled to receive a severance payment in an amount equal to the sum of 18 months of his annual base salary then in effect, a pro rata portion of his target annual bonus for the year of such termination, plus 150% of his target annual bonus then in effect. In addition, we will pay for 18 months of COBRA continuation coverage for Dr. Thomson and his eligible dependents if he elects such coverage. The foregoing benefits and payments may be subject to a delay of up to 6 months as necessary to avoid the imposition of additional tax under Section 409A of the Code. In addition, if any payments or benefits payable to Dr. Thomson under the employment letter or otherwise would be subject to the excise tax under Section 4999 of the Code, such payments and/or benefits will be reduced to the extent necessary so that no amount will be subject to such excise tax, provided that such reduction will only occur if Dr. Thomson will be in a more favorable after-tax position than if no such reduction was made.

        The employment letter also provides for certain restrictive covenants by Dr. Thomson, including a confidentiality covenant that will apply during his employment with our company and thereafter, a non-solicitation covenant for the duration of his employment and one year thereafter, and a non-competition covenant for the duration of his employment.

Robert E. McNamara

        On November 10, 2006, we entered into an employment letter agreement with Mr. McNamara which amends and restates our prior employment letter agreement with him. Under the agreement, Mr. McNamara will serve as our Senior Vice President and Chief Financial Officer. The agreement provides that he is entitled to receive an initial annual base salary of $275,000 and is eligible to participate in our executive bonus plan under which he may earn annual incentive bonuses targeted at 40% of his base salary based upon the attainment of performance criteria established and evaluated by our compensation committee. In August 2007, the Compensation Committee approved an annual base salary at $316,250 for Mr. McNamara and an annual incentive bonus targeted at 65% of his base salary, for fiscal year 2008.

        Under our letter agreement with Mr. McNamara, in the event of a termination of his employment by us without "cause" or by Mr. McNamara for "good reason," as each term is defined in the agreement, or if a change in control of our company (as defined in the employment letter) occurs and Mr. McNamara terminates his employment for any reason within the 30-day period immediately following such change in control, then Mr. McNamara will be entitled to receive a severance payment in an amount equal to the sum of 12 months of his annual base salary then in effect, a pro rata portion of his target annual bonus for the year of such termination, plus 100% of his target annual bonus then in effect. In addition, we will pay for 12 months of COBRA continuation coverage for Mr. McNamara and his eligible dependents if he elects such coverage upon such a termination. In the event of a termination of Mr. McNamara's employment by us without cause or by Mr. McNamara for good reason prior to a change in control, Mr. McNamara's then outstanding stock options to purchase shares of our common stock will become vested and exercisable immediately prior to the effective time of such termination to the extent they would have become vested during the 12-month period following the date of such termination had he remained employed by us through such period. In the event of a change in control of our company during the term of Mr. McNamara's employment, all of his then outstanding stock options will become fully vested and exercisable immediately prior to the effective time of such change in control. The foregoing benefits and payments may be subject to a delay of up to six months as necessary to avoid the imposition of additional tax under Section 409A of the Code. In addition, if any payments or benefits payable to Mr. McNamara under the employment letter or otherwise would be subject to the excise tax under Section 4999 of the Code, such payments and/or benefits will be reduced to the extent necessary so that no amount will be subject to such excise tax, provided that such reduction will only occur if Mr. McNamara will be in a more favorable after-tax position than if no such reduction was made.

        The employment letter also provides for certain restrictive covenants by Mr. McNamara, including a confidentiality covenant that will apply during his employment with our company and thereafter, a non-solicitation covenant for the duration of his employment and one year thereafter, and a non-competition covenant for the duration of his employment.

Chris A. Raanes

        On November 10, 2006, we entered into an employment letter agreement with Mr. Raanes which amends and restates our prior employment letter agreement with him. Under the agreement, Mr. Raanes will serve as our Senior Vice President and Chief Operating Officer. The agreement provides that he is entitled to receive an initial annual base salary of $290,000 and is eligible to participate in our executive bonus plan under which he may earn annual incentive bonuses targeted at 40% of his base salary based upon the attainment of performance criteria established and evaluated by our compensation committee. In August 2007, the Compensation Committee approved an annual base salary at $333,500 for Mr. Raanes and an annual incentive bonus targeted at 65% of his base salary, for fiscal year 2008.

        Under our letter agreement with Mr. Raanes, in the event of a termination of his employment by us without "cause" or by Mr. Raanes for "good reason," as each term is defined in the agreement, Mr. Raanes will be entitled to receive a severance payment in an amount equal to the sum of eight months of his annual base salary then in effect, a pro rata portion of his target annual bonus for the year of such termination, plus 66 2/3% of his target annual bonus then in effect. In addition, we will pay for 8 months of COBRA continuation coverage for Mr. Raanes and his eligible dependents if he elects such coverage upon such a termination. If a change in control of our company (as defined in the employment letter) occurs during the term of Mr. Raanes' employment and his employment is terminated by us without cause or by Mr. Raanes for good reason, in each case within the 12-month period following the change in control, then in addition to the foregoing severance payments and benefits, all of Mr. Raanes' then outstanding stock options to purchase shares of our common stock will become fully vested and exercisable immediately prior to the effective time of such termination of employment. The foregoing benefits and payments may be subject to a delay of up to six months as necessary to avoid the imposition of additional tax under Section 409A of the Code. In addition, if any payments or benefits payable to Mr. Raanes under the employment letter or otherwise would be subject to the excise tax under Section 4999 of the Code, such payments and/or benefits will be reduced to the extent necessary so that no amount will be subject to such excise tax, provided that such reduction will only occur if Mr. Raanes will be in a more favorable after-tax position than if no such reduction was made.

        The employment letter also provides for certain restrictive covenants by Mr. Raanes, including a confidentiality covenant that will apply during his employment with us and thereafter, a non-solicitation covenant for the duration of his employment and one year thereafter, and a non-competition covenant for the duration of his employment.

Eric P. Lindquist

        On November 10, 2006, we entered into an employment letter agreement with Mr. Lindquist which amends and restates our prior employment letter agreement with him. Under the agreement, Mr. Lindquist will serve as our Senior Vice President and Chief Marketing Officer. The agreement provides that he is entitled to receive an initial annual base salary of $275,000 and is eligible to participate in our executive bonus plan under which he may earn annual incentive bonuses targeted at 40% of his base salary based upon the attainment of performance criteria established and evaluated by our compensation committee. In August 2007, the Compensation Committee approved an annual base salary at $316,250 for Mr. Lindquist and an annual incentive bonus targeted at 65% of his base salary, for fiscal year 2008.

        Under our letter agreement with Mr. Lindquist, in the event of a termination of his employment by us without "cause" or by Mr. Lindquist for "good reason," as each term is defined in the agreement, Mr. Lindquist will be entitled to receive a severance payment in an amount equal to the sum of 8 months of his annual base salary then in effect, a pro rata portion of his target annual bonus for the year of such termination, plus 66 2/3% of his target annual bonus then in effect. In addition, we will pay for eight months of COBRA continuation coverage for Mr. Lindquist and his eligible dependents if he elects such coverage upon such a termination. If a change in control of our company (as defined in the employment letter) occurs during the term of Mr. Lindquist's employment and his employment is terminated by us without cause or by Mr. Lindquist for good reason, in each case within the 12-month period following the change in control, then in addition to the foregoing severance payments and benefits, all of Mr. Lindquist's then outstanding stock options to purchase shares of our common stock will become fully vested and exercisable immediately prior to the effective time of such termination of employment. The foregoing benefits and payments may be subject to a delay of up to six months as necessary to avoid the imposition of additional tax under Section 409A of the Code. In addition, if any payments or benefits payable to Mr. Lindquist under the employment letter or otherwise would be subject to the excise tax under Section 4999 of the Code, such payments and/or benefits will be reduced to the extent necessary so that no amount will be subject to such excise tax, provided that such reduction will only occur if Mr. Lindquist will be in a more favorable after-tax position than if no such reduction was made.

        The employment letter also provides for certain restrictive covenants by Mr. Lindquist, including a confidentiality covenant that will apply during his employment with us and thereafter, a non-solicitation covenant for the duration of his employment and one year thereafter, and a non-competition covenant for the duration of his employment. In addition, we have agreed to indemnify Mr. Lindquist in the event a suit is filed against him in connection with his non-competition agreement with a former employer.

Wade B. Hampton

        On November 10, 2006, we entered into an employment letter agreement with Mr. Hampton which amends and restates our prior employment letter agreement with him. The agreement provided that Mr. Hampton would serve as our Senior Vice President, Worldwide Sales. In May 2007, Mr. Hampton was promoted to Senior Vice President, Chief Sales Officer. The agreement provides that he is entitled to receive an initial annual base salary of $250,000 and is eligible to participate in our executive bonus plan under which he may earn annual incentive bonuses targeted at 75% of his base salary based upon the attainment of performance criteria established and evaluated by our compensation committee. In August 2007, the Compensation Committee approved an annual base salary at $276,000 for Mr. Hampton and an annual incentive bonus targeted at 83% of his base salary, for fiscal year 2008.

        In addition, pursuant to our incentive award plan and the terms of our prior employment letter agreement with him, we have granted Mr. Hampton an option to purchase 250,000 shares of our common stock with an exercise price per share equal to $10.00. The option will vest over a 4-year period from the date of commencement of Mr. Hampton's employment with us, with 25% of the shares subject to the option vesting on the first anniversary of such date, and the remaining 75% vesting in equal monthly installments on each monthly anniversary thereafter. We have agreed to recommend to our board that Mr. Hampton be granted an additional option no later than the September 30 following each of the first three anniversaries of Mr. Hampton's commencement of employment with us to purchase 100,000 shares of our common stock, with each such option to have an exercise price per share equal to the fair market value of a share of our common stock on the date of grant and to vest in equal monthly installments over a 4-year period from the date of grant.

        Under our letter agreement with Mr. Hampton, in the event of a termination of his employment by us without "cause" or by Mr. Hampton for "good reason," as each term is defined in the agreement, Mr. Hampton will be entitled to receive a severance payment in an amount equal to the sum of six months of his annual base salary then in effect, a pro rata portion of his target annual bonus for the year of such termination, plus 50% of his target annual bonus then in effect. In addition, we will pay for six months of COBRA continuation coverage for Mr. Hampton and his eligible dependents if he elects such coverage upon such a termination. If a change in control of our company (as defined in the employment letter) occurs during the term of Mr. Hampton's employment and his employment is terminated by us without cause or by Mr. Hampton for good reason, in each case within the 12-month period following the change in control, then in addition to the foregoing severance payments and benefits, all of Mr. Hampton's then outstanding stock options to purchase shares of our common stock will become fully vested and exercisable immediately prior to the effective time of such termination of employment. The foregoing benefits and payments may be subject to a delay of up to six months as necessary to avoid the imposition of additional tax under Section 409A of the Code. In addition, if any payments or benefits payable to Mr. Hampton under the employment letter or otherwise would be subject to the excise tax under Section 4999 of the Code, such payments and/or benefits will be reduced to the extent necessary so that no amount will be subject to such excise tax, provided that such reduction will only occur if Mr. Hampton will be in a more favorable after-tax position than if no such reduction was made.

        The employment letter also provides for certain restrictive covenants by Mr. Hampton, including a confidentiality covenant that will apply during his employment with us and thereafter, a non-solicitation covenant for the duration of his employment and one year thereafter, and a non-competition covenant for the duration of his employment.

Potential Payments and Benefits Upon Termination or Change in Control

        The tables below reflect potential payments to our named executive officers in the event of a termination of employment or a change in control of our company, based on the terms of employment agreements in effect as of June 30, 2007 as described beginning on page 41 of this proxy statement. In addition, we reflect amounts that would be paid to any named executive officer if a named executive officer is terminated by us without cause or by the executive for good reason, within the twelve months following a change of control. The amounts shown assume that the termination or change in control, as applicable, occurred on June 29, 2007, the last business day of our last fiscal year. The amounts set forth in the table below represent our reasonable estimates of the amounts which would be paid to the named executive officers upon their termination or a change in control. The actual amounts to be paid can only be determined at the time of the named executive officers' separation from our company or upon the occurrence of a change in control.

        The value of the option and restricted stock vesting acceleration was calculated based on the assumption that the change in control and the executive's employment termination occurred on June 29, 2007. The closing price of our stock on the NASDAQ Global Market as of June 29, 2007 was $22.18, which was used as the value of our stock for purposes of these calculations. The value of the vesting acceleration was calculated by multiplying the number of accelerated option shares and common stock as of June 29, 2007 by the spread between the closing price of our stock as of June 29, 2007 and the exercise price for such unvested option shares and common stock. The values reflected also assume that the payments and benefits to the NEOs are not reduced by virtue of the provisions in the employment agreements relating to Section 4999 of the Internal Revenue Code.

        The payments and benefits that would be provided to the named executive officers in the event of a termination of employment or change in control are more fully described above.

Euan S. Thomson, Ph.D.

Benefits	Termination by Company without Cause or by NEO for Good Reason (No Change in Control) ($)	Change in Control Only ($)	Termination by Company without Cause or by NEO for Good Reason Within 12 months Following a Change in Control or Termination by NEO for any reason within 30 days of Change in Control ($)
Base Salary Severance	420,000	—	630,000
Pro Rata Bonus Year	252,000	—	252,000
Target Bonus	252,000	—	378,000
COBRA Benefits Coverage Continuation(1)	11,793	—	17,690
Options or Stock Acceleration(2)	4,958,962	8,437,615	8,437,615
Accrued Vacation(3)	67,117	—	67,117

Total	5,961,872	8,437,615	9,782,422

(1)
Assumes Dr. Thomson elects medical, dental and vision COBRA coverage for himself and his spouse for full 12-month or 18-month period he is so permitted, as applicable.

(2)
The value is based on the difference between the option exercise price and $22.18, which was the closing price of our common stock on June 29, 2007, with respect to all unvested options.

(3)
Assumes that Dr. Thomson had 332 hours of accrued but unused Paid Time Off, which was paid based on his annual base salary for the last fiscal year.

Robert E. McNamara

Benefits	Termination by Company without Cause or by NEO for Good Reason or upon Termination by NEO for any reason within 30 days following a Change in Control ($)	Change in Control Only ($)	Termination by Company without Cause or by NEO for Good Reason Within 12 months Following a Change in Control ($)
Base Salary Severance	275,000	—	275,000
Pro Rata Bonus Year	110,000	—	110,000
Target Bonus	110,000	—	110,000
COBRA Benefits Coverage Continuation(1)	17,892	—	17,892
Options or Stock Acceleration(2)	3,583,662	6,161,106	6,161,106
Accrued Vacation(3)	29,621	—	29,621

Total	4,126,175	6,161,106	6,703,619

(1)
Assumes Mr. McNamara elects medical, dental and vision COBRA coverage for himself and his family for the full permitted 12 month period.

(2)
The value is based on the difference between the option exercise price and $22.18, which was the closing price of our common stock on June 29, 2007, with respect to all unvested options.

(3)
Assumes that Mr. McNamara had 224 hours of accrued but unused Paid Time Off which was paid based on his annual base salary for the last fiscal year.

Chris A. Raanes

Benefits	Termination by Company without Cause or by NEO for Good Reason (No Change in Control) ($)	Change in Control Only ($)	Termination by Company without Cause or by NEO for Good Reason Within 12 months Following a Change in Control ($)
Base Salary Severance	193,333	—	193,333
Pro Rata Bonus Year	116,000	—	116,000
Target Bonus	77,333	—	77,333
COBRA Benefits Coverage Continuation(1)	11,928	—	11,928
Options or Stock Acceleration(2)	—	—	2,620,182
Accrued Vacation(3)	53,410	—	53,410

Total	452,004	—	3,072,186

(1)
Assumes Mr. Raanes elects medical, dental and vision COBRA coverage for himself and his family for the full permitted 8 month period.

(2)
The value is based on the difference between the option exercise price and $22.18, which was the closing price of our common stock on June 29, 2007, with respect to all unvested options.

(3)
Assumes that Mr. Raanes had 383 hours of accrued but unused Paid Time Off, which was paid based on his annual base salary for the last fiscal year.

Eric P. Lindquist

Benefits	Termination by Company without Cause or by NEO for Good Reason (No Change in Control) ($)	Change in Control Only ($)	Termination by Company without Cause or by NEO for Good Reason Within 12 months Following a Change in Control ($)
Base Salary Severance	183,333	—	183,333
Pro Rata Bonus Year	110,000	—	110,000
Target Bonus	73,333	—	73,333
COBRA Benefits Coverage Continuation(1)	11,928	—	11,928
Options or Stock Acceleration(2)	—	—	3,907,993
Accrued Vacation(3)	22,481	—	22,481

Total	401,075	—	4,309,068

(1)
Assumes Mr. Lindquist elects medical, dental and vision COBRA coverage for himself and his family for the full permitted 8 month period.

(2)
The value is based on the difference between the option exercise price and $22.18, which was the closing price of our common stock on June 29, 2007, with respect to all unvested options.

(3)
Assumes that Mr. Lindquist had 170 hours of accrued but unused Paid Time Off, which was paid based on his annual base salary for the last fiscal year.

Wade B. Hampton

Benefits	Termination by Company without Cause or by NEO for Good Reason (No Change in Control) ($)	Change in Control Only ($)	Termination by Company without Cause or by NEO for Good Reason Within 12 months Following a Change in Control ($)
Base Salary Severance	125,000	—	125,000
Pro Rata Bonus Year	154,928	—	154,928
Target Bonus	77,464	—	77,464
COBRA Benefits Coverage Continuation(1)	8,946	—	8,946
Options or Stock Acceleration(2)	—	—	3,045,000
Accrued Vacation(3)	8,418	—	8,418

Total	374,756	—	3,419,756

(1)
Assumes Mr. Hampton elects medical, dental and vision COBRA coverage for himself and his family for the full permitted 6 month period.

(2)
The value is based on the difference between the option exercise price and $22.18, which was the closing price of our common stock on June 29, 2007, with respect to all unvested options.

(3)
Assumes that Mr. Hampton had 70 hours of accrued but unused Paid Time Off, which was paid based on his annual base salary for the last fiscal year.

COMPENSATION OF NON-EMPLOYEE DIRECTORS

Director Compensation Table

        The following table sets forth summary information concerning the compensation paid to our non-employee directors in fiscal year 2007.

Name	Fees Earned or Paid in Cash ($)	Option Awards ($)(1)	All Other Compensation ($)		Total ($)
John R. Adler, Jr., M.D	15,000	126,680	178,025	(2)	319,705
Ted T.C. Tu	15,000	—	—		15,000
Robert S. Weiss	29,000	397,225	—		426,225
Wayne Wu	52,000	135,726	—		187,726
Li Yu	32,500	179,843	—		212,343

Total	143,500	839,474	178,025		1,160,999

(1)
The amount reflected in this column represents the compensation expense recognized for financial statement purposes for the fiscal year ended June 30, 2007 associated with the stock options granted in fiscal year 2007 and prior years, measured in accordance with FAS 123R. On February 8, 2007, as a new director, Mr. Weiss was granted an option under the 2007 Incentive Award Plan to purchase 108,000 shares with a grant date fair value of $18.39. In 2007, Mr. Yu and Mr. Wu were each granted an option under the 2007 Incentive Award Plan to purchase 18,000 shares with grant date fair values of $10.45. The aggregate number of shares subject to stock options outstanding for each non-employee director, at June 30, 2007 was: Dr. Adler: 1,702,900; Mr. Tu: 0; Mr. Weiss: 108,000; Mr. Wu: 108,000; and Mr. Yu: 144,000. The assumptions used to calculate the value of option awards are set forth under Note 2 of the Notes to Consolidated

  Financial Statements included in our Annual Report on Form 10-K for the fiscal year ended June 30, 2007.

(2)
Consists of consulting service fees paid during the year ended June 30, 2007.

Director Cash Compensation

        Currently, each non-employee director (including Dr. Adler) receives an annual cash retainer of $30,000 per year, paid quarterly, except that the lead director receives an annual cash retainer of $60,000 per year, paid quarterly. Each director who serves on our compensation committee also receives an additional annual cash retainer of $5,000 per year, paid quarterly, except that the chairperson of our compensation committee receives an additional annual cash retainer of $10,000 per year, paid quarterly. Each non-employee director who serves on our nominating and corporate governance committee also receives an additional annual cash retainer of $3,000 per year, paid quarterly, except that the chairperson of our nominating and corporate governance committee receives an additional annual cash retainer of $5,000 per year, paid quarterly. Each director who serves on our audit committee also receives an additional annual cash retainer of $10,000 per year, paid quarterly, except that the chairperson of our audit committee receives an additional annual cash retainer of $20,000 per year, paid quarterly.

        All of our directors are reimbursed for the reasonable expenses incurred in connection with participating in the meetings of our board of directors. Employee directors are not compensated for board services in addition to their regular employee compensation.

Non-Employee Director Equity Compensation

        Prior to the completion of our initial public offering in February 2007, we granted options to our non-employee directors (excluding Dr. Adler) who are not affiliated with any person, or group of affiliated persons, who beneficially own more than 5% of our voting securities (each, an "Eligible Director") in accordance with certain informal guidelines. Under these guidelines, upon becoming a board member, each Eligible Director has received an option to purchase 90,000 shares of common stock. Each Eligible Director has also generally received an annual option grant to purchase 9,000 shares of common stock for serving on a board committee and an additional option grant to purchase 9,000 shares of common stock for serving as chair of a board committee. Option grants in connection with board committee service may not exceed 18,000 shares of common stock per year, regardless of the number of committees served on or chaired. Subject to the director's continued service, options granted to Eligible Directors vest on a monthly basis such that 50% of the shares subject to the option vest during the first year following the vesting commencement date and 25% of the shares subject to the option vest during each of the second and third years following the vesting commencement date. All outstanding options granted to Eligible Directors will vest in full upon a change of control.

        Consistent with these guidelines, effective February 8, 2007, we granted Mr. Weiss options to purchase 108,000 shares of our common stock at a per share exercise price equal to the closing price of our common stock on the NASDAQ Global Market on the date of grant, which was a price of $28.47 per share. Subject to Mr. Weiss' continued service, these options vest on a monthly basis such that 50% of the shares subject to the option vest during the first year following the vesting commencement date and 25% of the shares subject to the option vest during each of the second and third years following the vesting commencement date.

        On August 23, 2006, we granted Mr. Wu and Mr. Yu options to purchase 18,000 shares of our common stock, each with an exercise price equal to $9.50 per share. Subject to the directors' continued service, these options vest on a monthly basis such that 50% of the shares subject to the option vest during the first year following the vesting commencement date and 25% of the shares subject to the option vest during each of the second and third years following the vesting commencement date.

        The compensation committee of our board of directors has made recommendations to our board of directors that would reduce the number of shares included in both the initial and annual option grants made to our non-employee directors. Under these recommendations, upon first becoming a board member, each non-employee director would receive an option to purchase 20,000 shares of our common stock. These options would vest monthly over the first year of service such that 50% of the options would be vested upon the first anniversary of the director's commencement of service. The remaining options would then vest monthly over the following two years. Each non-employee director (other than new directors receiving the 20,000 share grant upon first becoming a board member) would receive an annual grant of an option to purchase 5,000 shares of our common stock. Each non-employee director would also receive an annual option grant to purchase 1,000 shares of our common stock for serving on a standing board committee and an additional option grant to purchase 1,000 shares of our common stock for serving as chair of a standing board committee. Annual option grants and options in connection with board committee service may not exceed 10,000 shares of our common stock per year, regardless of the number of committees served on or chaired. All options described in the foregoing would vest fully upon a change of control. We expect that these recommendations will be considered at the next regularly scheduled meeting of our board of directors.

SECURITY OWNERSHIP

Security Ownership of Certain Beneficial Owners and Management

        The following table presents information as to the beneficial ownership of our common stock as of August 31, 2007 by:

  •
  each of our named executive officers;

  •
  each of our directors;

  •
  all of our directors and executive officers as a group; and

  •
  each stockholder known by us to be the beneficial owner of more than 5% of our common stock.

        Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities. Unless otherwise indicated below, to our knowledge, the persons and entities named in the table have sole voting and sole investment power with respect to all shares beneficially owned, subject to community property laws where applicable. Shares of our common stock subject to options or warrants that are currently exercisable or exercisable within 60 days of August 31, 2007 are deemed to be outstanding and to be beneficially owned by the person holding the options or warrants for the purpose of computing the percentage ownership of that person but are not treated as outstanding for the purpose of computing the percentage ownership of any other person.

        Unless otherwise indicated, the address for each of the stockholders in the table below is c/o Accuray Incorporated, 1310 Chesapeake Terrace, Sunnyvale, California 94089.

        This table lists applicable percentage ownership based on 53,998,362 shares of common stock outstanding as of August 31, 2007.

	Beneficial Ownership
Name and Address of Beneficial Owner
	Shares	Percent (%)
5% Stockholders
President (BVI) International Investment Holdings Ltd.(1)	9,668,921	18.0
Marubeni Corporation(2)	3,350,939	6.2
Gilder Gagnon Howe & Co. LLC(3)	3,072,824	5.7
Executive Officers and Directors
Euan S. Thomson, Ph.D.(4)	1,473,041	2.7
Robert E. McNamara(5)	463,542	1.0
Chris A. Raanes(6)	557,751	1.0
Eric P. Lindquist(7)	251,897	*
Wade B. Hampton(8)	67,708	*
Wayne Wu(9)	774,905	1.4
John R. Adler, Jr., M.D(10)	1,645,004	3.1
Ted T.C. Tu(1)(11)	9,668,921	18.0
Robert S. Weiss(12)	38,250	*
Li Yu(13)	126,000	*
All executive officers and directors as a group (12 persons)	15,067,019	28.0

    (1)
    President (BVI) International Investment Holdings Ltd., or PIIH, is a wholly-owned subsidiary of President International Development Corporation, or PIDC, which is a 61% owned subsidiary of Uni-President Enterprises Corp., or Uni-President, a Republic of China company publicly traded on the Taiwan Stock Exchange. The board of directors and supervisors of Uni-President consist of Chin-Yen Kao, chairman of the board of directors; Kao-Huei Cheng and Chang-Sheng Lin, each a managing director; Ping-Chih Wu, Hsiu-Jen Liu, Po-Ming Hou, Ying-Jen Wu, Chung-Ho Wu and Ching-Chien Hou Su, each a director; and Kao-Keng Chen, Peng-Chih Kuo and Joe J.T. Teng, each a supervisor. Mr. Tu, one of our directors, is the President of PIDC. These individuals may be deemed to share dispositive and voting power over the shares owned by PIIH. Each of these individuals disclaims beneficial ownership of such shares, except to the extent of his or her pecuniary interest therein. The address of PIIH and Mr. Tu is 10F-1, No. 560, Sec.4, Chung Hsiao East Road, Taipei 110, Taiwan, R.O.C. The address of Uni-President is No. 301, Jhongjheng Road, Yongkang City, Tainan County 710, Taiwan, Republic of China.

    (2)
    Tohru Tsuji, Nobuo Katsumata, Kazuhiko Sakamoto, Akira Matsuda, Kazuo Ogawa, Ko Mori, Teruo Asada, Mamoru Sekiyama, Koichi Mochizuki, Masaru Funai, Masao Fujii and Takaji Kunimatsu comprise the board of directors of Marubeni Corporation. These individuals may be deemed to share dispositive and voting power over the shares owned by Marubeni Corporation. Each of these individuals disclaims beneficial ownership of such shares, except to the extent of his or her pecuniary interest therein. The address of Marubeni Corporation is 4-2 Ohtemachi 1-Chome, Chiyoda-Ku, Tokyo, Japan.

    (3)
    Based upon a Schedule 13G filed with the SEC on March 12, 2007.

    (4)
    Includes 1,473,041 shares of common stock issuable upon the exercise of options exercisable within 60 days of August 31, 2007.

    (5)
    Includes 463,542 shares of common stock issuable upon the exercise of options exercisable within 60 days of August 31, 2007.

    (6)
    Includes 557,751 shares of common stock issuable upon the exercise of options exercisable within 60 days of August 31, 2007.

    (7)
    Includes 251,897 shares of common stock issuable upon the exercise of options exercisable within 60 days of August 31, 2007.

    (8)
    Includes 67,708 shares of common stock issuable upon the exercise of options exercisable within 60 days of August 31, 2007.

    (9)
    Includes 531,075 shares held by Mr. Wu, 148,580 shares held by Mr. Wu's spouse and 95,250 shares of common stock issuable upon the exercise of options exercisable within 60 days of August 31, 2007. Mr. Wu disclaims beneficial ownership of his spouse's shares, except to the extent of his pecuniary interest therein.

    (10)
    Includes 23,333 shares held by John R. Adler, Jr., Trustee for the Brittany Alder Irrevocable Trust dated 10/30/2000, 23,333 shares held by John R. Adler, Jr., Trustee for the John R. Adler III Irrevocable Trust dated 10/30/2000, 60,000 shares held by John R. Adler Jr. Grantor Retained Annuity Trust, 60,000 shared held by the Marilyn B. Adler Grantor Retained Annuity Trust, 618,104 shares held by John R. Adler Jr. and Marilyn B. Adler, Trustees or their Successors in interest under the terms of the Adler Family Revocable Trust dated 11/29/2000 and 860,234 shares of common stock issuable upon the exercise of options exercisable within 60 days of August 31, 2007.

    (11)
    Includes 9,668,921 shares held by PIIH.

    (12)
    Includes 38,250 shares of common stock issuable upon the exercise of options exercisable within 60 days of August 31, 2007.

    (13)
    Includes 126,000 shares of common stock issuable upon the exercise of options exercisable within 60 days of August 31, 2007.

Compliance with Section 16(a) Filing Requirements

        Section 16(a) of the Securities Exchange Act of 1934, or the Exchange Act, requires our directors, officers and persons who beneficially own more than 10% of our common stock to file reports of ownership and reports of changes in ownership of our common stock and other equity securities with the SEC. Directors, officers and beneficial owners of 10% or more of our common stock are required by SEC regulations to furnish us with copies of all these forms they file.

        Based solely upon our review of the copies of Forms 3, 4 and 5 received by us, or written representations from reporting persons that no forms were required of such persons, we believe that during our fiscal year ended June 30, 2007, all Section 16(a) reports were timely filed.

CORPORATE GOVERNANCE AND BOARD OF DIRECTORS MATTERS

Director Independence

        The board of directors consists of six directors. Our board of directors has determined that each of our current directors other than Euan S. Thomson, Ph.D., our President and Chief Executive Officer; John R. Adler, Jr., M.D., a founder of ours; and Ted T.C.Tu, a principal executive officer of our largest stockholder, are independent under the director independence standards of the NASDAQ Stock Market.

Committees of the Board of Directors

        Our board of directors has three standing committees: the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee. From time to time, the board of directors may also create various ad hoc committees for special purposes. The current membership of each of the three standing committees of the board of directors is set forth below:

Name of Director	Audit Committee	Compensation Committee	Nominating and Corporate Governance Committee
Wayne Wu	Committee Member	Committee Member	Committee Chair
Robert S. Weiss	Committee Chair	Committee Member	Committee Member
Li Yu	Committee Member	Committee Chair	Committee Member

        Neither of Drs. Thomson or Adler or Mr. Tu is a member of any committee of our board of directors.

Audit Committee

        Our audit committee oversees our corporate accounting and financial reporting process. Among other matters, the audit committee evaluates the independent auditors' qualifications, independence and performance; determines the engagement of the independent auditors; reviews and approves the scope of the annual audit and the audit fee; discusses with management and the independent auditors the results of the annual audit and the review of our quarterly consolidated financial statements; approves the retention of the independent auditors to perform any proposed permissible non-audit services; monitors the rotation of partners of the independent auditors on the Accuray engagement team as required by law; reviews our critical accounting policies and estimates; oversees our internal audit function and annually reviews the audit committee charter and the committee's performance. The current members of our audit committee are Mr. Weiss, who is the chair of the committee, Mr. Yu and Mr. Wu. All members of our audit committee meet the requirements for financial literacy under the applicable rules and regulations of the SEC and NASDAQ. Our board has determined that Mr. Weiss is an audit committee financial expert as defined under the applicable rules of the SEC and has the requisite financial sophistication as defined under the applicable rules and regulations of NASDAQ. Mr. Weiss, Mr. Yu and Mr. Wu are independent directors as defined under the applicable rules and regulations of the SEC and NASDAQ. The audit committee operates under a written charter that satisfies the applicable standards of the SEC and NASDAQ. A copy of the audit committee charter can be found on our website, www.accuray.com, under the section titled "Investors Relations" and under the subsection "Corporate Governance" and is attached hereto as Appendix A.

        The audit committee met 11 times during the fiscal year ended June 30, 2007. The audit committee did not act by written consent during such fiscal year.

Compensation Committee

        Our compensation committee reviews and recommends policies relating to compensation and benefits of our officers and employees. The compensation committee reviews and approves corporate goals and objectives relevant to compensation of our chief executive officer and other executive officers, evaluates the performance of these officers in light of those goals and objectives, and sets the compensation of these officers based on such evaluations. The compensation committee also administers the issuance of stock options and other awards under our stock plans (other than awards granted to non-employee members of our board of directors). The compensation committee will review and evaluate, at least annually, the performance of the compensation committee and its members, including compliance of the compensation committee with its charter. The current members of our compensation committee are Mr. Weiss, Mr. Wu and Mr. Yu, with Mr. Yu serving as the chair of the committee. Each of the members of our compensation committee are independent under the applicable rules and regulations of the SEC, NASDAQ and the Internal Revenue Service. A copy of the compensation committee charter can be found on our website, www.accuray.com, under the section titled "Investors Relations" and under the subsection "Corporate Governance."

        The compensation committee met 12 times during the fiscal year ended June 30, 2007. The compensation committee did not act by written consent during such fiscal year.

Nominating and Corporate Governance Committee

        The nominating and corporate governance committee is responsible for making recommendations to our board of directors regarding candidates for directorships and the size and composition of our board. In addition, the nominating and corporate governance committee will be responsible for overseeing our corporate governance guidelines and reporting and making recommendations to our board concerning governance matters. The current members of our nominating and corporate governance committee are Mr. Weiss, Mr. Wu and Mr. Yu, with Mr. Wu serving as the chair of the committee. Each of the members of our nominating and corporate governance committee are independent under the applicable rules and regulations of the SEC and NASDAQ.

        The nominating and corporate governance committee met one time during the fiscal year ended June 30, 2007 and did not act by written consent during such fiscal year.

Meetings Attended by Directors

        The board of directors held a total of 15 during our fiscal year ended June 30, 2007 and acted by unanimous written consent four times during such fiscal year. During fiscal 2007, all of our directors attended at least 75% of the total number of meetings held by the board of directors and each of the committee(s) of the board of directors on which he served.

        The independent directors intend to hold meetings on a periodic basis. From February 7, 2007 (the date of the Company's initial public offering) through the end of fiscal year 2007, the independent directors did not hold any such meetings (other than as committee members); however, they intend to commence holding such meetings in fiscal year 2008. The meetings of the independent directors will typically will take place in connection with the regularly scheduled meetings of the full board of directors. The independent directors may meet at such other times as they deem necessary or appropriate.

        Our directors are encouraged to attend our annual meeting of stockholders although we do not maintain a formal policy regarding director attendance at the annual meeting of stockholders.

Consideration of Director Nominees

        Stockholder Nominations and Recommendations.    As described above in the Question and Answer section of this proxy statement under "What is the deadline for submitting proposals for consideration at next year's annual meeting of stockholders or to nominate individuals to serve as directors?," our bylaws set forth the procedure for the proper submission of stockholder nominations for membership on the board of directors. In addition, the Nominating and Corporate Governance Committee may consider properly submitted stockholder recommendations for candidates for membership on the board of directors. A stockholder may make such a recommendation by submitting the following information to our Corporate Secretary at 1310 Chesapeake Terrace, Sunnyvale, California 94089: the candidate's name and address; a representation that the recommending stockholder is a holder of record of our stock and is entitled to vote at the meeting, and intends to appear in person or by proxy at the meeting to nominate the candidate; if applicable, a description of all arrangements or understandings between the stockholder and each nominee pursuant to which nominations are to be made by the stockholder; such other information regarding each nominee as would be required to be included in a proxy statement had the nominee been nominated or intended to be nominated by the board of directors; and the consent of each nominee to serve as a director if so elected.

        Director Qualifications.    Members of the board of directors should have the highest professional and personal ethics and values, and conduct themselves in a manner that is consistent with our Code of Business Conduct and Ethics. While the Nominating and Corporate Governance Committee has not established specific minimum qualifications for director candidates, the Committee believes that candidates and nominees must reflect a board of directors that is comprised of directors who (i) are predominantly independent, (ii) are of high integrity, (iii) have qualifications that will increase overall board of directors effectiveness, and (iv) meet other requirements as may be required by applicable rules, such as financial literacy or financial expertise with respect to Audit Committee members.

        Identifying and Evaluating Director Nominees.    Although candidates for nomination to the board of directors typically are suggested by existing directors or by our executive officers, candidates may come to the attention of the board of directors through professional search firms, stockholders or other persons. The Nominating and Corporate Governance Committee reviews the qualifications of any candidates who have been properly brought to the Committee's attention. The Committee has also retained, and may in the future retain, executive recruiting firms to assist it in identifying candidates for board membership. Such review may, in the Nominating and Corporate Governance Committee's discretion, include a review solely of information provided to the Committee or may also include discussions with persons familiar with the candidate, an interview with the candidate or other actions that the Committee deems proper. The Nominating and Corporate Governance Committee considers the suitability of each candidate, including the current members of the board of directors, in light of the current size and composition of the board of directors. In evaluating the qualifications of the candidates, the Committee considers many factors, including, issues of character, judgment, independence, age, expertise, diversity of experience, length of service, other commitments and other similar factors. The Committee evaluates such factors, among others, and does not assign any particular weighting or priority to any of these factors. The Committee expects that it would evaluate candidates properly recommended by stockholders using the same criteria as other candidates.

Code of Business Conduct and Ethics

        We are committed to maintaining the highest standards of business conduct and ethics. Our Code of Business Conduct and Ethics reflects our values and the business practices and principles of behavior that support this commitment. The code applies to all of our officers, directors and employees and satisfies SEC rules for a "code of ethics" required by Section 406 of the Sarbanes-Oxley Act of 2002, as well as the NASDAQ listing standards requirement for a "code of conduct."

Compensation Committee Interlocks and Insider Participation

        None of the members of our Compensation Committee has at any time been one of our executive officers or employees. None of our executive officers currently serves, or in the past fiscal year has served, as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving on our board of directors or Compensation Committee

Family Relationships

        There are no family relationships among any of our directors or executive officers.

Communications with the Board of Directors

        We provide a process for stockholders to send communications to our board of directors, any committee of our board of directors or any individual director, including non-employee directors. Stockholders may communicate with our board of directors by writing to: Board of Directors, c/o Corporate Secretary, Accuray Incorporated, 1310 Chesapeake Terrace, Sunnyvale, California 94089. The Secretary will forward correspondence to our board of directors, one of the committees of our board of directors or an individual director as the case may be, or, if the Secretary determines in accordance with his best judgment that the matter can be addressed by management, then to the appropriate executive officer.

EXECUTIVE OFFICERS

        Set forth below is certain information regarding each of our executive officers as of August 31, 2007.

Name	Age	Position(s)
Euan S. Thomson, Ph.D.	44	President, Chief Executive Officer and Director
Robert E. McNamara	50	Senior Vice President, Chief Financial Officer
Chris A. Raanes	42	Senior Vice President, Chief Operating Officer
Eric P. Lindquist	47	Senior Vice President, Chief Marketing Officer
Wade B. Hampton	52	Senior Vice President, Chief Sales Officer
Christopher D. Mitchell	46	Senior Vice President and General Counsel
Theresa L. Dadone	53	Senior Vice President, Human Resources

        Further information with respect to Dr. Thomson is provided above under "Proposal One—Election of Directors."

        Robert E. McNamara has served as our Senior Vice President, Chief Financial Officer since December 2004. From March 2003 to June 2004, Mr. McNamara served initially as a consultant and then as Chief Executive Officer for InDefense, Inc., a security software company that was acquired by Microsoft, Inc. After the acquisition, Mr. McNamara provided consulting services to the surviving entity until November 2004. From March 2001 to August 2002, Mr. McNamara served as Senior Vice President and Chief Financial Officer of Recourse Technologies, Inc., a security software firm that was acquired by Symantec Corporation. After the acquisition, Mr. McNamara provided consulting services to the surviving entity from September 2002 to February 2003. From August 1999 to February 2001, Mr. McNamara founded and served as CFO for EB Direct, an online employee benefits provider, acquired by InsuranceWize. From August 1997 to July 1998, Mr. McNamara served as Executive Vice President and Chief Financial Officer for Somnus Medical Technologies, Inc., a medical device company. From August 1998 to August 1999, Mr. McNamara provided consulting services to Somnus. From April 1995 to August 1997, Mr. McNamara served as Chief Financial Officer of Target Therapeutics Inc., a medical device company. Mr. McNamara currently sits on the board of directors of Northstar Neuroscience Inc., a medical device company. Mr. McNamara holds a B.S. in Accounting from the University of San Francisco and an M.B.A. from the Wharton School at the University of Pennsylvania.

        Chris A. Raanes has served as our Senior Vice President, Chief Operating Officer since September 2002. Between March 2002 and September 2002, Mr. Raanes was attending to personal matters. From December 1999 to March 2002, Mr. Raanes served as Vice President and General Manager of Digital Imaging for PerkinElmer Optoelectronics, a business unit of PerkinElmer, Inc.

From December 1998 to December 1999, Mr. Raanes was the General Manager of Amorphous Silicon, a business unit of PerkinElmer, Inc. From July 1992 to December 1998, Mr. Raanes held a number of positions, including President and General Manager of EG&G Reticon, a subsidiary of a predecessor to PerkinElmer. Mr. Raanes holds a B.S. and an M.S., each in Electrical Engineering, from the Massachusetts Institute of Technology.

        Eric P. Lindquist has served as our Senior Vice President, Chief Marketing Officer since November 2004. From March 2004 to November 2004, Mr. Lindquist served as Senior Vice President of Marketing at Omnicell, Inc., a healthcare services company. From March 1997 to March 2004, Mr. Lindquist served in various senior management roles, including President of BrainLAB, Inc. and Director of North American Sales of BrainLAB AG, a medical technology company. Mr. Lindquist holds a B.S. in Mechanical Engineering from Washington State University, an M.S. in Mechanical Engineering from Stanford University and an M.B.A. from the Haas School of Business at the University of California, Berkeley.

        Wade B. Hampton has served as our Senior Vice President, Chief Sales Officer since May 2007. Mr. Hampton first joined us as Senior Vice President, Worldwide Sales in August 2006. From March 2003 to August 2006, Mr. Hampton served in various senior management roles, including Senior Vice President, Americas at Lumenis Ltd., a medical device company. From October 2001 to March 2003, he served as Vice President of International at Natus Medical, Inc., a medical device company. From September 1999 to October 2001 he served as Vice President of International at Coherent, Inc., a medical device company. From January 1997 to September 1999, he served in various positions, including President and Vice President, at Andros Incorporated, a scientific instrumentation company. Mr. Hampton holds a B.A. in Business Administration from the University of Florida.

        Christopher D. Mitchell joined us as Senior Vice President and General Counsel in April 2007. From January 2007 to April 2007, Mr. Mitchell was attending to personal matters. From October 2006 to January 2007, Mr. Mitchell served as General Counsel of St. Francis Medical Technologies, Inc., a privately-held medical device company that was acquired by Kyphon, Inc. in January 2007. From February 1995 to October 2006, Mr. Mitchell was a partner in the law firm of Wilson Sonsini Goodrich & Rosati. Mr. Mitchell was an associate in such firm from April 1989 through January 1995. Mr. Mitchell holds a B.A. in Economics from Haverford College and a J.D. from the University of Minnesota.

        Theresa L. Dadone joined us as Senior Vice President, Human Resources in July 2007. From April 2007 to July 2007, Ms. Dadone was attending to personal matters. From February 2003 through April 2007 Ms. Dadone served in various human resources management roles, including Vice President of Human Resources at Hewlett-Packard Company. Prior to that, from January 2001 through February 2003, Ms. Dadone served as Vice President Human Resources for Propel, Inc., a web acceleration company, and as Senior Vice President, Human Resources for Healtheon/ WebMD from January 1998 to January 2001. Ms. Dadone holds a B.S. degree in Clinical Psychology from San Jose State University.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

        In addition to the compensation arrangements with directors and the executive officers described above, the following is a description of each transaction during fiscal year 2007 and each currently proposed transaction in which:

  •
  we have been or are to be a participant;

  •
  the amount involved exceeds $120,000; and

  •
  any of our directors, executive officers or holders of more than 5% of our capital stock, or any immediate family member of or person sharing the household with any of these individuals, had or will have a direct or indirect material interest.

Employment, Change of Control and Severance Agreements

        We have entered into employment letter agreements with our executive officers which contain certain change of control and severance provisions. In addition to the compensation arrangements and the named executive officers described above, we have certain arrangements with other of our Executive Officers as follows.

Christopher D. Mitchell

        Effective as of April 23, 2007, we entered into an employment letter agreement with Mr. Mitchell. Under the agreement, Mr. Mitchell will serve as our Senior Vice President and General Counsel. The agreement provides that he is entitled to receive an annual base salary of $250,000 and is eligible to participate in our executive bonus plan under which he may earn annual incentive bonuses targeted at 40% of his base salary based upon the attainment of performance criteria established and evaluated by our compensation committee.

        Under our letter agreement with Mr. Mitchell, in the event of a termination of his employment by us without "cause" or by Mr. Mitchell for "good reason," as each term is defined in the agreement, Mr. Mitchell will be entitled to receive a severance payment in an amount equal to the sum of eight months of his annual base salary then in effect, a pro rata portion of his target annual bonus for the year of such termination, plus 66 2/3% of his target annual bonus then in effect. In addition, we will pay for eight months of COBRA continuation coverage for Mr. Mitchell and his eligible dependents if he elects such coverage upon such a termination. If a change in control of our company (as defined in the employment letter) occurs during the term of Mr. Mitchell's employment and his employment is terminated by us without cause or by Mr. Mitchell for good reason, in each case within the 12-month period following the change in control, then in addition to the foregoing severance payments and benefits, all of Mr. Mitchell's then outstanding stock options to purchase shares of our common stock and Restricted Stock Units will become fully vested and exercisable immediately prior to the effective time of such termination of employment. The foregoing benefits and payments may be subject to a delay of up to six months as necessary to avoid the imposition of additional tax under Section 409A of the Code. In addition, if any payments or benefits payable to Mr. Mitchell under the employment letter or otherwise would be subject to the excise tax under Section 4999 of the Code, such payments and/or benefits will be reduced to the extent necessary so that no amount will be subject to such excise tax, provided that such reduction will only occur if Mr. Mitchell will be in a more favorable after-tax position than if no such reduction was made.

        The employment letter also provides for certain restrictive covenants by Mr. Mitchell, including a confidentiality covenant that will apply during his employment with us and thereafter, a non-solicitation covenant for the duration of his employment and one year thereafter, and a non-competition covenant for the duration of his employment.

Theresa Dadone

        Effective as of July 2, 2007, we entered into an employment letter agreement with Ms. Dadone. Under the agreement, Ms. Dadone will serve as our Senior Vice President, Human Resources. The agreement provides that she is entitled to receive an annual base salary of $235,000 and is eligible to participate in our executive bonus plan under which she may earn annual incentive bonuses targeted at 40% of her base salary based upon the attainment of performance criteria established and evaluated by our company.

        Under our letter agreement with Ms. Dadone, in the event of a termination of her employment by our company without "cause" or by Ms. Dadone for "good reason," as each term is defined in the agreement, Ms. Dadone will be entitled to receive a severance payment in an amount equal to the sum of six months of her annual base salary then in effect, a pro rata portion of her target annual bonus for the year of such termination, plus 50% of her target annual bonus then in effect. In addition, our company will pay for six months of COBRA continuation coverage for Ms. Dadone and her eligible dependents if she elects such coverage upon such a termination. If a change in control of our company (as defined in the employment letter) occurs within the first thirty-six (36) months of Ms. Dadone's commencement of employment and her employment is terminated by our company without cause or by Ms. Dadone for good reason, in each case within the 12-month period following the change in control, then in addition to the foregoing severance payments and benefits, all of Ms. Dadone's then outstanding stock options to purchase shares of our common stock and Restricted Stock Units will become fully vested and exercisable immediately prior to the effective time of such termination of employment. The foregoing benefits and payments may be subject to a delay of up to 6 months as necessary to avoid the imposition of additional tax under Section 409A of the Code. In addition, if any payments or benefits payable to Ms. Dadone under the employment letter or otherwise would be subject to the excise tax under Section 4999 of the Code, such payments and/or benefits will be reduced to the extent necessary so that no amount will be subject to such excise tax, provided that such reduction will only occur if Ms. Dadone will be in a more favorable after-tax position than if no such reduction was made.

        The employment letter also provides for certain restrictive covenants by Ms. Dadone, including a confidentiality covenant that will apply during her employment with our company and thereafter, a non-solicitation covenant for the duration of her employment and one year thereafter, and a non-competition covenant for the duration of her employment.

The CyberKnife Society

        The CyberKnife Society was incorporated in December 2002 as a non-profit organization, and has operated with administrative assistance and funding from us. The CyberKnife Society was organized for the purpose of bringing together CyberKnife system users and medical professionals affiliated with radiosurgery worldwide to foster scholarly exchange and the sharing of clinical information relating to the CyberKnife system, as well as to educate patients about radiosurgery. The CyberKnife Society offered membership to CyberKnife system users as a means of facilitating communication, as well as coordinating continuing medical education and other educational events regarding the CyberKnife system and radiosurgery. In November 2006, the CyberKnife Society was dissolved as a separate entity with the intention of reorganizing the CyberKnife Society in the near future. In the interim, the CyberKnife Society is operating as a department of our company, and continues to offer the same benefits and services to its membership.

        As part of the dissolution of the CyberKnife Society, the Attorney General of California required that the liabilities and obligations of the CyberKnife Society be assumed by another entity. We assumed all such liabilities and obligations.

Investors' Rights Agreement

        On October 30, 2006, we and certain holders of our capital stock entered into an agreement, pursuant to which these stockholders will have registration rights with respect to their shares of common stock following our initial public offering. Under the terms of the amended and restated investors' rights agreement between us and the holders of these registrable securities, if we propose to register any of our securities under the Securities Act, either for our own account or for the account of other security holders exercising registration rights, these holders are entitled to notice of registration and are entitled to include their shares of common stock in the registration. Certain of the holders of the registrable securities are also entitled to specified demand registration rights under which the holders of at least 30% of these shares can request that we register all or a portion of their shares. We are required only to file two registration statements upon the stockholders' exercise of these demand registration rights. In addition certain of the holders of registrable securities are entitled to certain piggyback registration rights. As a result, whenever we propose to file a registration statement under the Securities Act, other than with respect to a registration related to employee benefit plans, debt securities, or corporate reorganizations, the holders of registrable securities are entitled to notice of the registration and have the right, subject to limitations that the underwriters may impose on the number of shares included in the registration, to include their registrable shares in the registration. We will pay the registration expenses of the holders of registrable securities for the incidental or piggyback registrations.

        All of these registration rights are subject to conditions and limitations, among them the right of the underwriters of an offering to limit the number of shares included in the registration and our right not to effect a requested registration within six months following the initial offering of our securities.

        As of June 30, 2007, Marubeni Corporation and President (BVI) International Investment Holdings Ltd. are entitled to rights with respect to the registration under the Securities Act of shares of common stock held by them, which were issued upon the conversion of our preferred stock in connection with our initial public offering.

Consulting Agreements

        In April 2007, we entered into a consulting agreement with Dr. Adler, which was also amended in April 2007. Under the consulting agreement, we have engaged Dr. Adler to provide consulting services and marketing support and Dr. Adler is entitled to receive maximum consulting fees of $149,100 per year, payable at the beginning of each quarter beginning on April 1, 2007. This agreement as amended has a term of two years and will renew for successive one year periods, unless 30 days' written notice of termination is provided by either party prior to the expiration of each one year period. We paid Dr. Adler $178,025, $204,750 and $246,000 pursuant to his prior consulting agreements during the fiscal years ended June 30, 2007, 2006 and 2005, respectively. Additionally Dr. Adler had entered into a consulting agreement with the CyberKnife Society in April 2006, which the CyberKnife Society decided not to renew, issuing a notice of non-renewal to Dr. Adler in February 2007.

Indemnification of Directors and Officers

        Our amended and restated certificate of incorporation and bylaws in effect provide that we will indemnify each of our directors and officers to the fullest extent permitted by the Delaware General Corporation Law. Furthermore, we have entered into indemnification agreements with each of our directors and officers. In addition, certain indemnification provisions are contained in Mr. Lindquist's employment terms letter.

Other Arrangements

        Dr. Adler, a member of our board of directors, is a Professor of Neurosurgery and Radiation Oncology at Stanford University. During the years ended June 30, 2007, 2006 and 2005, we recognized revenue of $722,000, $195,000 and $585,000, respectively, relating to services provided to Stanford University. During the years ended June 30, 2007, 2006 and 2005, we recognized revenue of $3,057,000, $0 and $0 relating to the sale of a CyberKnife system to Stanford University. Advances and deferred revenue of $231,000, $1,340,000 and $195,000 were recorded at June 30, 2007, 2006, and 2005, respectively, relating to payments made by Stanford University. We also have a license agreement with Stanford University.

Review, Approval or Ratification of Transactions with Related Parties

        During fiscal year 2007, we believe that, except as described above, there has not been any transaction or series of similar transactions to which we were or are to be a party in which the amount involved exceeds $120,000 and in which any director, executive officer or holder of more than 5% of our common stock, or members of any such person's immediate family, had or will have a direct or indirect material interest, other than as described herein. Any such transactions are required to be approved by the Audit Committee of the Board of Directors and we intend that they will be on terms no less favorable to our company than could be obtained from unaffiliated third parties. Our Code of Business Conduct and Ethics contains a written policy to the effect that our personnel are prohibited from engaging in transactions of the nature described above.

WHERE YOU CAN FIND ADDITIONAL INFORMATION

        We file annual, quarterly and current reports, proxy statements and other information with the SEC. You may read and copy any document we file with the SEC at the SEC's Public Reference Room at 100 F. Street, N.E., Room 1580, Washington, D.C. 20549 or at the offices of the National Association of Securities Dealers, Inc. located at 1735 K Street, N.W., Washington, D.C. 20006. Our SEC filings are also available to the public at the SEC's website at www.sec.gov and through our website at www.accuray.com.

Stockholders Sharing The Same Address

        We have adopted a procedure called "householding." Under this procedure, we are delivering only one copy of the annual report and proxy statement to multiple stockholders who share the same address, unless we have received contrary instructions from an affected stockholder. This procedure reduces our printing costs, mailing costs and fees. Stockholders who participate in householding will continue to receive separate proxy cards.

        We will deliver promptly upon written or oral request a separate copy of the annual report and the proxy statement to any stockholder at a shared address to which a single copy of either of those documents was delivered. To receive a separate copy of the annual report or proxy statement, you may write, e-mail or call our Investor Relations Department at Accuray Incorporated, 1310 Chesapeake Terrace, Sunnyvale, California 94089, Attention: Thomas Rathjen, VP Investor Relations, telephone: (408) 789-4458, trathjen@accuray.com. You may also access our annual report and proxy statement on our website, www.accuray.com, under the section titled "Corporate—Investor Relations" and under the subsection "SEC Filings."

        If you are a holder of record and would like to revoke your householding consent and receive a separate copy of the annual report or proxy statement in the future, please contact Mellon Investor Services, P.O. Box 3316, South Hackensack, NJ 07606, telephone: (800) 231-5469. You will be removed from the householding program within 30 days of receipt of the revocation of your consent.

        Any stockholders of record who share the same address and currently receive multiple copies of our annual report and proxy statement who wish to receive only one copy of these materials per household in the future, please contact our Investor Relations Department at the contact information listed above to participate in the householding program.

        A number of brokerage firms have instituted householding. If you hold your shares in "street name," please contact your bank, broker or other holder of record to request information about householding.

OTHER MATTERS

        As of the date of this proxy statement, no stockholder had advised us of the intent to present any other matters, and we are not aware of any other matters to be presented, at the meeting. Accordingly, the only items of business that our board of directors intends to present at the meeting are set forth in this proxy statement.

        If any other matter or matters are properly brought before the meeting, the persons named as proxyholders will use their discretion to vote on the matters in accordance with their best judgment as they deem advisable.

By order of the Board of Directors,

Christopher D. Mitchell Senior Vice President, General Counsel and Secretary

Sunnyvale, California
November 12, 2007

APPENDIX A

ACCURAY INCORPORATED

CHARTER OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

AUDIT COMMITTEE CHARTER
of the Audit Committee
of ACCURAY INCORPORATED

        This Audit Committee Charter ("Charter") was adopted by the Board of Directors (the "Board") of Accuray Incorporated (the "Company") on July 16, 2005.

        Certain provisions of this Charter were prepared with a view towards governance of the Company following an initial public offering of the Company's common stock. Accordingly, not all provisions of this Charter may be appropriate during such time as the Company remains privately held. The Board reserves the right to waive or not to implement any of the provisions of this Charter which it may determine in its sole discretion to defer until such time as an initial public offering has been effected, without the need for a formal amendment of the Charter.

I. Purpose

        The purpose of the Audit Committee (the "Committee") is to oversee the accounting and financial reporting processes of the Company and the audits of the financial statements of the Company.

        In addition to the powers and responsibilities expressly delegated to the Committee in this Charter, the Committee may exercise any other powers and carry out any other responsibilities delegated to it by the Board from time to time consistent with the Company's bylaws. The powers and responsibilities delegated by the Board to the Committee in this Charter or otherwise shall be exercised and carried out by the Committee as it deems appropriate without requirement of Board approval, and any decision made by the Committee (including any decision to exercise or refrain from exercising any of the powers delegated to the Committee hereunder) shall be at the Committee's sole discretion. While acting within the scope of the powers and responsibilities delegated to it, the Committee shall have and may exercise all the powers and authority of the Board. To the fullest extent permitted by law, the Committee shall have the power to determine which matters are within the scope of the powers and responsibilities delegated to it.

        Notwithstanding the foregoing, the Committee's responsibilities are limited to oversight. Management of the Company is responsible for the preparation, presentation and integrity of the Company's financial statements as well as the Company's financial reporting process, accounting policies, internal audit function, internal accounting controls and disclosure controls and procedures. The independent auditor is responsible for performing an audit of the Company's annual financial statements, expressing an opinion as to the conformity of such annual financial statements with generally accepted accounting principles and reviewing the Company's quarterly financial statements. It is not the responsibility of the Committee to plan or conduct audits or to determine that the Company's financial statements and disclosure are complete and accurate and in accordance with generally accepted accounting principles and applicable laws, rules and regulations. Each member of the Committee shall be entitled to rely on the integrity of those persons within the Company and of the professionals and experts (including the Company's internal auditor (or others responsible for the internal audit function, including contracted non-employee or audit or accounting firms engaged to provide internal audit services)(the "internal auditor") and the Company's independent auditor) from which the Committee receives information and, absent actual knowledge to the contrary, the accuracy of the financial and other information provided to the Committee by such persons, professionals or experts.

        Further, auditing literature, particularly Statement of Accounting Standards No. 71, defines the term "review" to include a particular set of required procedures to be undertaken by independent auditors. The members of the Committee are not independent auditors, and the term "review" as used in this Charter is not intended to have that meaning and should not be interpreted to suggest that the

Committee members can or should follow the procedures required of auditors performing reviews of financial statements.

II. Membership

        The Committee shall consist of at least three members of the Board; provided, that if at any time there is a vacancy on the Committee and the remaining members meet all membership requirements, then the Committee may consist of two members until the earlier of the Company's next annual stockholders meeting or one year from the occurrence of the vacancy. Each Committee member must be able to read and understand fundamental financial statements, including a company's balance sheet, income statement and cash flow statement. Members of the Committee are not required to be engaged in the accounting and auditing profession and, consequently, some members may not be expert in financial matters, or in matters involving auditing or accounting. However, at least one member of the Committee shall have past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in the individual's financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities. In addition, either at least one member of the Committee shall be an "audit committee financial expert" within the definition adopted by the Securities and Exchange Commission (the "SEC") or, following such time as the Company becomes subject to the periodic reporting requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), the Company shall disclose in its periodic reports required pursuant to the Exchange Act the reasons why at least one member of the Committee is not an "audit committee financial expert." Following such time as the company becomes subject to the periodic reporting requirements of the Exchange Act, each Committee member shall satisfy the independence requirements of the NASDAQ Stock Market and Rule 10A-3(b) (1) under the Exchange Act; provided, that if a member of the Committee ceases to be independent for reasons outside the member's reasonable control, then the member may remain on the Committee until the earlier of the Company's next annual stockholders meeting or one year from the occurrence of the event that caused the member to cease to be independent. The members of the Committee, including the Chair of the Committee (the "Chair"), shall be appointed by the Board. Committee members may be removed from the Committee, with or without cause, by the Board.

III. Meetings and Procedures

        The Chair (or in his or her absence, a member designated by the Chair) shall preside at each meeting of the Committee and set the agendas for Committee meetings. The Committee shall have the authority to establish its own rules and procedures for notice and conduct of its meetings so long as they are not inconsistent with any provisions of the Company's bylaws that are applicable to the Committee.

        The Committee shall meet at least once during each fiscal quarter and more frequently as the Committee deems desirable. The Committee shall meet separately, periodically, with management, with the internal auditor and with the independent auditor.

        All non-management directors that are not members of the Committee may attend and observe meetings of the Committee, but shall not participate in any discussion or deliberation unless invited to do so by the Committee, and in any event shall not be entitled to vote. The Committee may, at its discretion, include in its meetings members of the Company's management, representatives of the independent auditor, the internal auditor, and any other financial personnel employed or retained by the Company or any other persons whose presence the Committee believes to be necessary or appropriate. Notwithstanding the foregoing, the Committee may also exclude from its meetings any persons it deems appropriate, including, but not limited to, any non-management director that is not a member of the Committee.

        The Committee may retain any independent counsel, experts or advisors (accounting, financial or otherwise) that the Committee believes to be necessary or appropriate. The Committee may also utilize the services of the Company's regular legal counsel or other advisors to the Company. The Company shall provide for appropriate funding, as determined by the Committee, for payment of compensation to the independent auditor for the purpose of rendering or issuing an audit report or performing other audit, review or attest services, for payment of compensation to any advisors employed by the Committee and for ordinary administrative expenses of the Committee that are necessary or appropriate in carrying out its duties.

        The Committee may conduct or authorize investigations into any matters within the scope of the powers and responsibilities delegated to the Committee.

IV. Powers and Responsibilities

Interaction with the Independent Auditor

        1.    Appointment and Oversight.    The Committee shall be directly responsible for the appointment, compensation, retention and oversight of the work of the independent auditor (including resolution of any disagreements between Company management and the independent auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work or performing other audit, review or attest services for the Company, and the independent auditor shall report directly to the Committee.

        2.    Pre-Approval of Services.    Before the independent auditor is engaged by the Company or its subsidiaries to render audit or non-audit services, the Committee shall pre-approve the engagement. Committee pre-approval of audit and non-audit services will not be required if the engagement for the services is entered into pursuant to pre-approval policies and procedures established by the Committee regarding the Company's engagement of the independent auditor, provided the policies and procedures are detailed as to the particular service, the Committee is informed of each service provided and such policies and procedures do not include delegation of the Committee's responsibilities under the Exchange Act to the Company's management. The Committee may delegate to one or more designated members of the Committee the authority to grant pre-approvals, provided such approvals are presented to the Committee at a subsequent meeting. If the Committee elects to establish pre-approval policies and procedures regarding non-audit services, the Committee must be informed of each non-audit service provided by the independent auditor. Committee pre-approval of non-audit services (other than review and attest services) also will not be required if such services fall within available exceptions established by the SEC.

        3.    Independence of Independent Auditor.    The Committee shall, at least annually, review the independence and quality control procedures of the independent auditor and the experience and qualifications of the independent auditor's senior personnel that are providing audit services to the Company. In conducting its review:

            (i)  The Committee shall obtain and review a report prepared by the independent auditor describing (A) the auditing firm's internal quality-control procedures and (B) any material issues raised by the most recent internal quality-control review, or peer review, of the auditing firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the auditing firm, and any steps taken to deal with any such issues.

           (ii)  The Committee shall ensure that the independent auditor prepare and deliver, at least annually, a written statement delineating all relationships between the independent auditor and the Company, consistent with Independence Standards Board Standard. The Committee shall actively engage in a dialogue with the independent auditor with respect to any disclosed relationships or services that, in the view of the Committee, may impact the objectivity and independence of the independent auditor. If the Committee determines that further inquiry is advisable, the Committee shall take appropriate action in response to the independent auditor's report to satisfy itself of the auditor's independence.

          (iii)  The Committee shall confirm with the independent auditor that the independent auditor is in compliance with the partner rotation requirements established by the SEC.

          (iv)  The Committee shall, if applicable, consider whether the independent auditor's provision of any permitted information technology services or other non-audit services to the Company are compatible with maintaining the independence of the independent auditor.

Annual Financial Statements and Annual Audit

        4.    Meetings with Management, the Independent Auditor and the Internal Auditor.

            (i)  The Committee shall meet with management, the independent auditor and the internal auditor in connection with each annual audit to discuss the scope of the audit, the procedures to be followed and the staffing of the audit.

           (ii)  The Committee shall review and discuss with management and the independent auditor: (A) major issues regarding accounting principles and financial statement presentations, including any significant changes in the Company's selection or application of accounting principles, and major issues as to the adequacy of the Company's internal controls and any special audit steps adopted in light of material control deficiencies; (B) any analyses prepared by management or the independent auditor setting forth significant financial reporting issues and judgments made in connection with the preparation of the Company's financial statements, including analyses of the effects of alternative GAAP methods on the Company's financial statements; and (C) the effect of regulatory and accounting initiatives, as well as off balance sheet structures, on the Company's financial statements.

          (iii)  The Committee shall review and discuss the annual audited financial statements with management and the independent auditor.

        5.    Separate Meetings with the Independent Auditor.

            (i)  The Committee shall review with the independent auditor any problems or difficulties the independent auditor may have encountered during the course of the audit work, including any restrictions on the scope of activities or access to required information or any significant disagreements with management and management's responses to such matters.

           (ii)  The Committee shall discuss with the independent auditor the report that such auditor is required to make to the Committee regarding: (A) all accounting policies and practices to be used that the independent auditor identifies as critical; (B) all alternative treatments within GAAP for policies and practices related to material items that have been discussed among management and the independent auditor, including the ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditor; and (C) all other material written communications between the independent auditor and management of the Company, such as any management letter, management representation letter, reports on observations and recommendations on internal controls, independent auditor's engagement letter, independent auditor's independence letter, schedule of unadjusted audit differences and a listing of adjustments and reclassifications not recorded, if any.

          (iii)  The Committee shall discuss with the independent auditor the matters required to be discussed by Statement on Auditing Standards No. 61, "Communication with Audit Committees," as then in effect.

        6.    Recommendation to Include Financial Statements in Annual Report.    Following such time as the Company becomes subject to the periodic reporting requirements of the Exchange Act, the Committee shall, based on the review and discussions in paragraphs 4(iii) and 5(iii) above, and based on the disclosures received from the independent auditor regarding its independence and discussions with the auditor regarding such independence pursuant to subparagraph 3(ii) above, determine whether to recommend to the Board that the audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year subject to the audit.

  Quarterly Financial Statements

        7.    Meetings with Management, the Independent Auditor and the Internal Auditor.    The Committee shall review and discuss the quarterly financial statements with management, the independent auditor and the internal auditor.

Other Powers and Responsibilities

        8.     The Committee shall discuss with management and the independent auditor the Company's earnings press releases (with particular focus on any "pro forma" or "adjusted" non-GAAP information), as well as financial information and earnings guidance provided to analysts and rating agencies. The Committee's discussion in this regard may be general in nature (i.e., discussion of the types of information to be disclosed and the type of presentation to be made) and need not take place in advance of each earnings release or each instance in which the Company may provide earnings guidance.

        9.     The Committee shall review all related party transactions on an ongoing basis and all such transactions must be approved by the Committee.

        10.   The Committee shall discuss with management and the independent auditor any correspondence from or with regulators or governmental agencies, any employee complaints or any published reports that raise material issues regarding the Company's financial statements, financial reporting process, accounting policies or internal audit function.

        11.   The Committee shall discuss with the Company's General Counsel or outside counsel any legal matters brought to the Committee's attention that could reasonably be expected to have a material impact on the Company's financial statements.

        12.   The Committee shall request assurances from management, the independent auditor and the Company's internal auditors that the Company's foreign subsidiaries and foreign affiliated entities, if any, are in conformity with applicable legal requirements, including disclosure of affiliated party transactions.

        13.   The Committee shall discuss with management the Company's policies with respect to risk assessment and risk management. The Committee shall discuss with management the Company's significant financial risk exposures and the actions management has taken to limit, monitor or control such exposures.

        14.   The Committee shall set clear hiring policies for employees or former employees of the Company's independent auditor.

        15.   Following such time as the Company becomes subject to the periodic reporting requirements of the Exchange Act, the Committee shall establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters. The Committee shall also establish procedures for the confidential and anonymous submission by employees regarding questionable accounting or auditing matters.

        16.   Following such time as the Company becomes subject to the periodic reporting requirements of the Exchange Act, the Committee shall provide the Company with the report of the Committee with respect to the audited financial statements required by Item 306 of Reg. S-K, for inclusion in each of the Company's annual proxy statements.

        17.   The Committee, through its Chair, shall report regularly to, and review with, the Board any issues that arise with respect to the quality or integrity of the Company's financial statements, the Company's compliance with legal or regulatory requirements, the performance and independence of the Company's independent auditor, the performance of the Company's internal audit function or any other matter the Committee determines is necessary or advisable to report to the Board.

        18.   Following such time as the Company becomes subject to the periodic reporting requirements of the Exchange Act, the Committee shall at least annually perform an evaluation of the performance of the Committee and its members, including a review of the Committee's compliance with this Charter.

        19.   Following such time as the Company becomes subject to the periodic reporting requirements of the Exchange Act, the Committee shall at least annually review and reassess this Charter and submit any recommended changes to the Board for its consideration.

APPENDIX B

ACCURAY INCORPORATED

2007 INCENTIVE AWARD PLAN

ARTICLE 1.

PURPOSE

        The purpose of the Accuray Incorporated 2007 Incentive Award Plan (the "Plan") is to promote the success and enhance the value of Accuray Incorporated by linking the personal interests of the members of the Board, Employees, and Consultants to those of Company stockholders and by providing such individuals with an incentive for outstanding performance to generate superior returns to Company stockholders. The Plan is further intended to provide flexibility to the Company in its ability to motivate, attract, and retain the services of members of the Board, Employees, and Consultants upon whose judgment, interest, and special effort the successful conduct of the Company's operation is largely dependent.

ARTICLE 2.

DEFINITIONS AND CONSTRUCTION

        Wherever the following terms are used in the Plan they shall have the meanings specified below, unless the context clearly indicates otherwise. The singular pronoun shall include the plural where the context so indicates.

        2.1   "Award" means an Option, a Restricted Stock award, a Stock Appreciation Right award, a Performance Share award, a Performance Stock Unit award, a Dividend Equivalents award, a Stock Payment award, a Deferred Stock award, a Restricted Stock Unit award, a Performance Bonus Award, or a Performance-Based Award granted to a Participant pursuant to the Plan.

        2.2   "Award Agreement" means any written agreement, contract, or other instrument or document evidencing an Award, including through electronic medium.

        2.3   "Board" means the Board of Directors of the Company.

        2.4   "Change in Control" means and includes each of the following:

          (a)   A transaction or series of transactions (other than an offering of Stock to the general public through a registration statement filed with the Securities and Exchange Commission) whereby any "person" or related "group" of "persons" (as such terms are used in Sections 13(d) and 14(d)(2) of the Exchange Act) (other than the Company, any of its subsidiaries, an employee benefit plan maintained by the Company or any of its subsidiaries or a "person" that, prior to such transaction, directly or indirectly controls, is controlled by, or is under common control with, the Company) directly or indirectly acquires beneficial ownership (within the meaning of Rule 13d-3 under the Exchange Act) of securities of the Company possessing more than 50% of the total combined voting power of the Company's securities outstanding immediately after such acquisition; or

          (b)   During any period of two consecutive years, individuals who, at the beginning of such period, constitute the Board together with any new director(s) (other than a director designated by a person who shall have entered into an agreement with the Company to effect a transaction described in Section 2.4(a) hereof or Section 2.4(c) hereof) whose election by the Board or nomination for election by the Company's stockholders was approved by a vote of at least two-thirds of the directors then still in office who either were directors at the beginning of the two-year period or whose election or nomination for election was previously so approved, cease for any reason to constitute a majority thereof; or

          (c)   The consummation by the Company (whether directly involving the Company or indirectly involving the Company through one or more intermediaries) of (x) a merger, consolidation, reorganization, or business combination or (y) a sale or other disposition of all or substantially all of the Company's assets in any single transaction or series of related transactions or (z) the acquisition of assets or stock of another entity, in each case other than a transaction:

            (i)    Which results in the Company's voting securities outstanding immediately before the transaction continuing to represent (either by remaining outstanding or by being converted into voting securities of the Company or the person that, as a result of the transaction, controls, directly or indirectly, the Company or owns, directly or indirectly, all or substantially all of the Company's assets or otherwise succeeds to the business of the Company (the Company or such person, the "Successor Entity")) directly or indirectly, at least a majority of the combined voting power of the Successor Entity's outstanding voting securities immediately after the transaction, and

            (ii)   After which no person or group beneficially owns voting securities representing 50% or more of the combined voting power of the Successor Entity; provided, however, that no person or group shall be treated for purposes of this Section 2.4(c)(ii) as beneficially owning 50% or more of combined voting power of the Successor Entity solely as a result of the voting power held in the Company prior to the consummation of the transaction; or

          (d)   The Company's stockholders approve a liquidation or dissolution of the Company.

        2.5   "Code" means the Internal Revenue Code of 1986, as amended.

        2.6   "Committee" means the committee of the Board described in Article 12 hereof.

        2.7   "Company" means Accuray Incorporated, a California corporation, or any successor corporation (including, without limitation, the surviving corporation in any consolidation, merger or reincorporation effected exclusively to change the domicile of the Company).

        2.8   "Consultant" means any consultant or adviser if: (a) the consultant or adviser renders bona fide services to the Company or any Subsidiary; (b) the services rendered by the consultant or adviser are not in connection with the offer or sale of securities in a capital-raising transaction and do not directly or indirectly promote or maintain a market for the Company's securities; and (c) the consultant or adviser is a natural person who has contracted directly with the Company or any Subsidiary to render such services.

        2.9   "Covered Employee" means an Employee who is, or could be, a "covered employee" within the meaning of Section 162(m) of the Code.

        2.10 "Deferred Stock" means a right to receive a specified number of shares of Stock during specified time periods pursuant to Section 8.5 hereof.

        2.11 "Disability" means that the Participant qualifies to receive long-term disability payments under the Company's long-term disability insurance program, as it may be amended from time to time.

        2.12 "Dividend Equivalents" means a right granted to a Participant pursuant to Section 8.3 hereof to receive the equivalent value (in cash or Stock) of dividends paid on Stock.

        2.13 "Effective Date" shall have the meaning set forth in Section 13.1 hereof.

        2.14 "Eligible Individual" means any person who is an Employee, a Consultant or an Independent Director, as determined by the Committee.

        2.15 "Employee" means any officer or other employee (as defined in accordance with Section 3401(c) of the Code) of the Company or any Subsidiary.

        2.16 "Exchange Act" means the Securities Exchange Act of 1934, as amended.

        2.17 "Fair Market Value" means, as of any given date, (a) if Stock is traded on an exchange, the closing price of a share of Stock as reported in the Wall Street Journal (or such other source as the Company may deem reliable for such purposes) for such date, or if no sale occurred on such date, the first trading date immediately prior to such date during which a sale occurred; or (b) if Stock is not traded on an exchange but is quoted on a quotation system, the mean between the closing representative bid and asked prices for the Stock on such date, or if no sale occurred on such date, the first date immediately prior to such date on which sales prices or bid and asked prices, as applicable, are reported by such quotation system; or (c) if Stock is not publicly traded, the fair market value established by the Committee acting in good faith.

        2.18 "Incentive Stock Option" means an Option that is intended to meet the requirements of Section 422 of the Code or any successor provision thereto.

        2.19 "Independent Director" means a member of the Board who is not an Employee of the Company.

        2.20 "Non-Employee Director" means a member of the Board who qualifies as a "Non-Employee Director" as defined in Rule 16b-3(b)(3) under the Exchange Act, or any successor rule.

        2.21 "Non-Qualified Stock Option" means an Option that is not intended to be an Incentive Stock Option.

        2.22 "Option" means a right granted to a Participant pursuant to Article 5 hereof to purchase a specified number of shares of Stock at a specified price during specified time periods. An Option may be either an Incentive Stock Option or a Non-Qualified Stock Option.

        2.23 "Participant" means any Eligible Individual who, as a member of the Board, Consultant or Employee, has been granted an Award pursuant to the Plan.

        2.24 "Performance-Based Award" means an Award granted to selected Covered Employees pursuant to Section 8.7 hereof, but which is subject to the terms and conditions set forth in Article 9 hereof. All Performance-Based Awards are intended to qualify as Qualified Performance-Based Compensation.

        2.25 "Performance Bonus Award" has the meaning set forth in Section 8.7 hereof.

        2.26 "Performance Criteria" means the criteria that the Committee selects for purposes of establishing the Performance Goal or Performance Goals for a Participant for a Performance Period. The Performance Criteria that will be used to establish Performance Goals are limited to the following: net earnings (either before or after interest, taxes, depreciation and amortization), economic value-added, sales or revenue, net income (either before or after taxes), operating earnings, cash flow (including, but not limited to, operating cash flow and free cash flow), cash flow return on capital, return on net assets, return on stockholders' equity, return on assets, return on capital, stockholder returns, return on sales, gross or net profit margin, productivity, expense, margins, operating efficiency, customer satisfaction, working capital, earnings per share, price per share of Stock, and market share, any of which may be measured either in absolute terms or as compared to any incremental increase or as compared to results of a peer group. The Committee shall define in an objective fashion the manner of calculating the Performance Criteria it selects to use for such Performance Period for such Participant.

        2.27 "Performance Goals" means, for a Performance Period, the goals established in writing by the Committee for the Performance Period based upon the Performance Criteria. Depending on the Performance Criteria used to establish such Performance Goals, the Performance Goals may be expressed in terms of overall Company performance or the performance of a division, business unit, or an individual. The Committee, in its discretion, may, within the time prescribed by Section 162(m) of the Code, adjust or modify the calculation of Performance Goals for such Performance Period in order to prevent the dilution or enlargement of the rights of Participants (a) in the event of, or in anticipation of, any unusual or extraordinary corporate item, transaction, event, or development, or (b) in recognition of, or in anticipation of, any other unusual or nonrecurring events affecting the Company, or the financial statements of the Company, or in response to, or in anticipation of, changes in applicable laws, regulations, accounting principles, or business conditions.

        2.28 "Performance Period" means the one or more periods of time, which may be of varying and overlapping durations, as the Committee may select, over which the attainment of one or more Performance Goals will be measured for the purpose of determining a Participant's right to, and the payment of, a Performance-Based Award.

        2.29 "Performance Share" means a right granted to a Participant pursuant to Section 8.1 hereof, to receive Stock, the payment of which is contingent upon achieving certain Performance Goals or other performance-based targets established by the Committee.

        2.30 "Performance Stock Unit" means a right granted to a Participant pursuant to Section 8.2 hereof, to receive Stock, the payment of which is contingent upon achieving certain Performance Goals or other performance-based targets established by the Committee.

        2.31 "Plan" means this Accuray Incorporated 2007 Incentive Award Plan, as it may be amended from time to time.

        2.32 "Public Trading Date" means the first date upon which Stock is listed (or approved for listing) upon notice of issuance on any securities exchange or designated (or approved for designation) upon notice of issuance as a national market security on an interdealer quotation system.

        2.33 "Qualified Performance-Based Compensation" means any compensation that is intended to qualify as "qualified performance-based compensation" as described in Section 162(m)(4)(C) of the Code.

        2.34 "Restricted Stock" means Stock awarded to a Participant pursuant to Article 6 hereof that is subject to certain restrictions and may be subject to risk of forfeiture.

        2.35 "Restricted Stock Unit" means an Award granted pursuant to Section 8.6 hereof.

        2.36 "Securities Act" shall mean the Securities Act of 1933, as amended.

        2.37 "Stock" means the common stock of the Company, no par value per share. "Stock" shall also include (i) the common stock of the surviving corporation in any consolidation, merger or reincorporation effected exclusively to change the domicile of the Company and (ii) such other securities of the Company that may be substituted for Stock pursuant to Article 11 hereof.

        2.38 "Stock Appreciation Right" or "SAR" means a right granted pursuant to Article 7 hereof to receive a payment equal to the excess of the Fair Market Value of a specified number of shares of Stock on the date the SAR is exercised over the Fair Market Value on the date the SAR was granted as set forth in the applicable Award Agreement.

        2.39 "Stock Payment" means (a) a payment in the form of shares of Stock, or (b) an option or other right to purchase shares of Stock, as part of any bonus, deferred compensation or other arrangement, made in lieu of all or any portion of the compensation, granted pursuant to Section 8.4 hereof.

        2.40 "Subsidiary" means any "subsidiary corporation" as defined in Section 424(f) of the Code and any applicable regulations promulgated thereunder or any other entity of which a majority of the outstanding voting stock or voting power is beneficially owned directly or indirectly by the Company.

ARTICLE 3.

SHARES SUBJECT TO THE PLAN

        3.1    Number of Shares.

          (a)   Subject to Article 11 hereof and Section 3.1(b) hereof, the aggregate number of shares of Stock which may be issued or transferred pursuant to Awards under the Plan is 4,500,000. In addition to the foregoing, subject to Article 11 hereof, commencing on July 1, 2008 and on the first day of each fiscal year of the Company thereafter during the term of the Plan, the aggregate number of shares of Stock which may be issued or transferred pursuant to Awards under the Plan shall be increased by that number of shares of Stock equal to the least of (i) three percent (3%) of the Company's outstanding shares on such date, (ii) 1,500,000 shares, or (iii) a lesser amount determined by the Board.

          (b)   To the extent that an Award terminates, expires, or lapses for any reason, any shares of Stock subject to the Award shall again be available for the grant of an Award pursuant to the Plan. To the extent permitted by applicable law or any exchange rule, shares of Stock issued in assumption of, or in substitution for, any outstanding awards of any entity acquired in any form of combination by the Company or any Subsidiary shall not be counted against shares of Stock available for grant pursuant to this Plan. To the extent that a SAR is exercised for or settled in Stock, only the actual number of shares issued upon such exercise or settlement shall be counted for purposes of calculating the aggregate number of shares of Stock available for issuance under the Plan as set forth in Section 3.1(a). To the extent that a SAR is exercised for or settled in cash, no shares underlying such SAR shall be counted for purposes of calculating the aggregate number of shares of Stock available for issuance under the Plan as set forth in Section 3.1(a). The payment of Dividend Equivalents in cash in conjunction with any outstanding Awards shall not be counted against the shares available for issuance under the Plan. Notwithstanding the provisions of this Section 3.1(b), no shares of Stock may again be optioned, granted or awarded if such action would cause an Incentive Stock Option to fail to qualify as an incentive stock option under Section 422 of the Code.

        3.2    Stock Distributed.    Any Stock distributed pursuant to an Award may consist, in whole or in part, of authorized and unissued Stock, treasury Stock or Stock purchased on the open market.

        3.3    Limitation on Number of Shares Subject to Awards.    Notwithstanding any provision in the Plan to the contrary, and subject to Article 11 hereof, the maximum number of shares of Stock with respect to one or more Awards that may be granted to any one Participant during any calendar year shall be 500,000 and the maximum amount that may be paid in cash during any calendar year with respect to any Performance-Based Award (including, without limitation, any Performance Bonus Award) shall be $1,000,000; provided, however, that the foregoing limitations shall not apply prior to the Public Trading Date and, following the Public Trading Date, the foregoing limitations shall not apply until the earliest of: (a) the first material modification of the Plan (including any increase in the number of shares reserved for issuance under the Plan in accordance with Section 3.1 hereof); (b) the issuance of all of the shares of Stock reserved for issuance under the Plan; (c) the expiration of the Plan; (d) the first meeting of stockholders at which members of the Board are to be elected that occurs after the close of the third calendar year following the calendar year in which occurred the first registration of an equity security of the Company under Section 12 of the Exchange Act; or (e) such other date required by Section 162(m) of the Code and the rules and regulations promulgated thereunder.

ARTICLE 4.

ELIGIBILITY AND PARTICIPATION

        4.1    Eligibility.    Each Eligible Individual shall be eligible to be granted one or more Awards pursuant to the Plan.

        4.2    Participation.    Subject to the provisions of the Plan, the Committee may, from time to time, select from among all Eligible Individuals, those to whom Awards shall be granted and shall determine the nature and amount of each Award. No Eligible Individual shall have any right to be granted an Award pursuant to this Plan.

        4.3    Foreign Participants.    Notwithstanding any provision of the Plan to the contrary, in order to comply with the laws in other countries in which the Company and its Subsidiaries operate or have Eligible Individuals, the Committee, in its sole discretion, shall have the power and authority to: (i) determine which Subsidiaries shall be covered by the Plan; (ii) determine which Eligible Individuals outside the United States are eligible to participate in the Plan; (iii) modify the terms and conditions of any Award granted to Eligible Individuals outside the United States to comply with applicable foreign laws; (iv) establish subplans and modify exercise procedures and other terms and procedures, to the extent such actions may be necessary or advisable (any such subplans and/or modifications shall be attached to this Plan as appendices); provided, however, that no such subplans and/or modifications shall increase the share limitations contained in Sections 3.1 and 3.3 hereof; and (v) take any action, before or after an Award is made, that it deems advisable to obtain approval or comply with any necessary local governmental regulatory exemptions or approvals. Notwithstanding the foregoing, the Committee may not take any actions hereunder, and no Awards shall be granted, that would violate the Exchange Act, the Code, any securities law or governing statute or any other applicable law.

ARTICLE 5.

STOCK OPTIONS

        5.1    General.    The Committee is authorized to grant Options to Participants on the following terms and conditions:

          (a)   Exercise Price.    The exercise price per share of Stock subject to an Option shall be determined by the Committee and set forth in the Award Agreement; provided, that, subject to Section 5.2(c) hereof, the per share exercise price for any Option shall not be less than 100% of the Fair Market Value of a share of Stock on the date of grant.

          (b)   Time and Conditions of Exercise.    The Committee shall determine the time or times at which an Option may be exercised in whole or in part; provided that the term of any Option granted under the Plan shall not exceed ten years. The Committee shall also determine the performance or other conditions, if any, that must be satisfied before all or part of an Option may be exercised.

          (c)   Payment.    The Committee shall determine the methods by which the exercise price of an Option may be paid, the form of payment, including, without limitation: (i) cash, (ii) shares of Stock held for such period of time as may be required by the Committee in order to avoid adverse accounting consequences and having a fair market value on the date of delivery equal to the aggregate exercise price of the Option or exercised portion thereof, or (iii) other property acceptable to the Committee (including through the delivery of a notice that the Participant has placed a market sell order with a broker with respect to shares of Stock then issuable upon exercise of the Option, and that the broker has been directed to pay a sufficient portion of the net proceeds of the sale to the Company in satisfaction of the Option exercise price; provided that payment of such proceeds is then made to the Company upon settlement of such sale), and the methods by which shares of Stock shall be delivered or deemed to be delivered to Participants. Notwithstanding any other provision of the Plan to the contrary, after the Public Trading Date, no Participant who is a member of the Board or an "executive officer" of the Company within the meaning of Section 13(k) of the Exchange Act shall be permitted to pay the exercise price of an Option, or continue any extension of credit with respect to the exercise price of an Option with a loan from the Company or a loan arranged by the Company in violation of Section 13(k) of the Exchange Act.

          (d)   Evidence of Grant.    All Options shall be evidenced by an Award Agreement between the Company and the Participant. The Award Agreement shall include such additional provisions as may be specified by the Committee.

        5.2    Incentive Stock Options.    Incentive Stock Options shall be granted only to Employees and the terms of any Incentive Stock Options granted pursuant to the Plan, in addition to the requirements of Section 5.1 hereof, must comply with the provisions of this Section 5.2.

          (a)   Expiration.    Subject to Section 5.2(c) hereof, an Incentive Stock Option shall expire and may not be exercised to any extent by anyone after the first to occur of the following events:

            (i)    Ten years from the date it is granted, unless an earlier time is set in the Award Agreement;

            (ii)   Three months after the Participant's termination of employment as an Employee other than by reason of the Participant's death or Disability; and

            (iii)  One year after the date of the Participant's termination of employment or service on account of Disability or death. Upon the Participant's Disability or death, any Incentive Stock Options exercisable at the Participant's Disability or death may be exercised by the Participant's legal representative or representatives, by the person or persons entitled to do so pursuant to the Participant's last will and testament, or, if the Participant fails to make testamentary disposition of such Incentive Stock Option or dies intestate, by the person or persons entitled to receive the Incentive Stock Option pursuant to the applicable laws of descent and distribution.

          (b)   Dollar Limitation.    The aggregate Fair Market Value (determined as of the time the Option is granted) of all shares of Stock with respect to which Incentive Stock Options are first exercisable by a Participant in any calendar year may not exceed $100,000 or such other limitation as imposed by Section 422(d) of the Code, or any successor provision. To the extent that Incentive Stock Options are first exercisable by a Participant in excess of such limitation, the excess shall be considered Non-Qualified Stock Options.

          (c)   Ten Percent Owners.    An Incentive Stock Option may not be granted to any individual who, at the date of grant, owns stock possessing more than ten percent of the total combined voting power of all classes of Stock of the Company unless such Option is granted at a price that is not less than 110% of Fair Market Value on the date of grant and the Option is exercisable for no more than five years from the date of grant.

          (d)   Notice of Disposition.    The Participant shall give the Company prompt notice of any disposition of shares of Stock acquired by exercise of an Incentive Stock Option within (i) two years from the date of grant of such Incentive Stock Option or (ii) one year after the transfer of such shares of Stock to the Participant.

          (e)   Right to Exercise.    Except as set forth in Section 5.2(a)(iii) above, during a Participant's lifetime, an Incentive Stock Option may be exercised only by the Participant.

          (f)    Failure to Meet Requirements.    Any Option (or portion thereof) purported to be an Incentive Stock Option, which, for any reason, fails to meet the requirements of Section 422 of the Code shall be considered a Non-Qualified Stock Option.

ARTICLE 6.

RESTRICTED STOCK AWARDS

        6.1    Grant of Restricted Stock.    The Committee is authorized to make Awards of Restricted Stock to any Participant selected by the Committee in such amounts and subject to such terms and conditions as determined by the Committee. All Awards of Restricted Stock shall be evidenced by an Award Agreement.

        6.2    Issuance and Restrictions.    Restricted Stock shall be subject to such restrictions on transferability and other restrictions as the Committee may impose (including, without limitation, limitations on the right to vote Restricted Stock or the right to receive dividends on the Restricted Stock). These restrictions may lapse separately or in combination at such times, pursuant to such circumstances, in such installments, or otherwise, as the Committee determines at the time of the grant of the Award or thereafter.

        6.3    Forfeiture.    Except as otherwise determined by the Committee at the time of the grant of the Award or thereafter, upon termination of employment or service during the applicable restriction period, Restricted Stock that is at that time subject to restrictions shall be forfeited; provided, however, that, the Committee may (a) provide in any Restricted Stock Award Agreement that restrictions or forfeiture conditions relating to Restricted Stock will lapse in whole or in part in the event of terminations resulting from specified causes, and (b) provide in other cases for the lapse in whole or in part of restrictions or forfeiture conditions relating to Restricted Stock.

        6.4    Certificates for Restricted Stock.    Restricted Stock granted pursuant to the Plan may be evidenced in such manner as the Committee shall determine. If certificates representing shares of Restricted Stock are registered in the name of the Participant, certificates must bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Restricted Stock, and the Company may, at its discretion, retain physical possession of the certificate until such time as all applicable restrictions lapse.

ARTICLE 7.

STOCK APPRECIATION RIGHTS

        7.1    Grant of Stock Appreciation Rights.

          (a)   A Stock Appreciation Right may be granted to any Participant selected by the Committee. A Stock Appreciation Right shall be subject to such terms and conditions not inconsistent with the Plan as the Committee shall impose and shall be evidenced by an Award Agreement.

          (b)   A Stock Appreciation Right shall entitle the Participant (or other person entitled to exercise the Stock Appreciation Right pursuant to the Plan) to exercise all or a specified portion of the Stock Appreciation Right (to the extent then exercisable pursuant to its terms) and to receive from the Company an amount equal to the product of (i) the excess of (A) the Fair Market Value of the Stock on the date the Stock Appreciation Right is exercised over (B) the Fair Market Value of the Stock on the date the Stock Appreciation Right was granted and (ii) the number of shares of Stock with respect to which the Stock Appreciation Right is exercised, subject to any limitations the Committee may impose.

        7.2    Payment and Limitations on Exercise.

          (a)   Subject to Section 7.2(b) below, payment of the amounts determined under Sections 7.1(b) above shall be in cash, in Stock (based on its Fair Market Value as of the date the Stock Appreciation Right is exercised) or a combination of both, as determined by the Committee in the Award Agreement.

          (b)   To the extent any payment under Section 7.1(b) hereof is effected in Stock, it shall be made subject to satisfaction of all provisions of Article 5 above pertaining to Options.

ARTICLE 8.

OTHER TYPES OF AWARDS

        8.1    Performance Share Awards.    Any Participant selected by the Committee may be granted one or more Performance Share awards which shall be denominated in a number of shares of Stock and which may be linked to any one or more of the Performance Criteria or other specific performance criteria determined appropriate by the Committee, in each case on a specified date or dates or over any period or periods determined by the Committee. In making such determinations, the Committee shall consider (among such other factors as it deems relevant in light of the specific type of award) the contributions, responsibilities and other compensation of the particular Participant.

        8.2    Performance Stock Units.    Any Participant selected by the Committee may be granted one or more Performance Stock Unit awards which shall be denominated in unit equivalent of shares of Stock and/or units of value including dollar value of shares of Stock and which may be linked to any one or more of the Performance Criteria or other specific performance criteria determined appropriate by the Committee, in each case on a specified date or dates or over any period or periods determined by the Committee. In making such determinations, the Committee shall consider (among such other factors as it deems relevant in light of the specific type of award) the contributions, responsibilities and other compensation of the particular Participant.

        8.3    Dividend Equivalents.

          (a)   Any Participant selected by the Committee may be granted Dividend Equivalents based on the dividends declared on the shares of Stock that are subject to any Award, to be credited as of dividend payment dates, during the period between the date the Award is granted and the date the Award is exercised, vests or expires, as determined by the Committee. Such Dividend Equivalents shall be converted to cash or additional shares of Stock by such formula and at such time and subject to such limitations as may be determined by the Committee.

          (b)   Dividend Equivalents granted with respect to Options or SARs that are intended to be Qualified Performance-Based Compensation shall be payable, with respect to pre-exercise periods, regardless of whether such Option or SAR is subsequently exercised.

        8.4    Stock Payments.    Any Participant selected by the Committee may receive Stock Payments in the manner determined from time to time by the Committee; provided, that unless otherwise determined by the Committee such Stock Payments shall be made in lieu of base salary, bonus, or other cash compensation otherwise payable to such Participant. The number of shares shall be determined by the Committee and may be based upon the Performance Criteria or other specific performance criteria determined appropriate by the Committee, determined on the date such Stock Payment is made or on any date thereafter.

        8.5    Deferred Stock.    Any Participant selected by the Committee may be granted an award of Deferred Stock in the manner determined from time to time by the Committee. The number of shares of Deferred Stock shall be determined by the Committee and may be linked to the Performance Criteria or other specific performance criteria determined to be appropriate by the Committee, in each case on a specified date or dates or over any period or periods determined by the Committee. Stock underlying a Deferred Stock award will not be issued until the Deferred Stock award has vested, pursuant to a vesting schedule or performance criteria set by the Committee. Unless otherwise provided by the Committee, a Participant awarded Deferred Stock shall have no rights as a Company stockholder with respect to such Deferred Stock until such time as the Deferred Stock Award has vested and the Stock underlying the Deferred Stock Award has been issued.

        8.6    Restricted Stock Units.    The Committee is authorized to make Awards of Restricted Stock Units to any Participant selected by the Committee in such amounts and subject to such terms and conditions as determined by the Committee. At the time of grant, the Committee shall specify the date or dates on which the Restricted Stock Units shall become fully vested and nonforfeitable, and may specify such conditions to vesting as it deems appropriate. At the time of grant, the Committee shall specify the maturity date applicable to each grant of Restricted Stock Units which shall be no earlier than the vesting date or dates of the Award and may be determined at the election of the grantee. On the maturity date, the Company shall, subject to Section 10.5(b) hereof, transfer to the Participant one unrestricted, fully transferable share of Stock for each Restricted Stock Unit scheduled to be paid out on such date and not previously forfeited.

        8.7    Performance Bonus Awards.    Any Participant selected by the Committee may be granted a cash bonus (a "Performance Bonus Award") payable upon the attainment of Performance Goals that are established by the Committee and relate to one or more of the Performance Criteria or other specific performance criteria determined to be appropriate by the Committee, in each case on a specified date or dates or over any period or periods determined by the Committee. Any such Performance Bonus Award paid to a Covered Employee may be a Performance-Based Award and be based upon objectively determinable bonus formulas established in accordance with Article 9 hereof.

        8.8    Term.    Except as otherwise provided herein, the term of any Award of Performance Shares, Performance Stock Units, Dividend Equivalents, Stock Payments, Deferred Stock or Restricted Stock Units shall be set by the Committee in its discretion.

        8.9    Exercise or Purchase Price.    The Committee may establish the exercise or purchase price, if any, of any Award of Performance Shares, Performance Stock Units, Deferred Stock, Stock Payments or Restricted Stock Units; provided, however, that such price shall not be less than the par value of a share of Stock on the date of grant, unless otherwise permitted by applicable state law.

        8.10    Exercise upon Termination of Employment or Service.    An Award of Performance Shares, Performance Stock Units, Dividend Equivalents, Deferred Stock, Stock Payments and Restricted Stock Units shall only be exercisable or payable while the Participant is an Employee, Consultant or a member of the Board, as applicable; provided, however, that the Committee in its sole and absolute discretion may provide that an Award of Performance Shares, Performance Stock Units, Dividend Equivalents, Stock Payments, Deferred Stock or Restricted Stock Units may be exercised or paid subsequent to a termination of employment or service, as applicable, or following a Change in Control of the Company, or because of the Participant's retirement, death or Disability, or otherwise; provided, however, that any such provision with respect to Performance Shares or Performance Stock Units shall be subject to the requirements of Section 162(m) of the Code that apply to Qualified Performance-Based Compensation.

        8.11    Form of Payment.    Payments with respect to any Awards granted under this Article 8 shall be made in cash, in Stock or a combination of both, as determined by the Committee.

        8.12    Award Agreement.    All Awards under this Article 8 shall be subject to such additional terms and conditions as determined by the Committee and shall be evidenced by an Award Agreement.

ARTICLE 9.

PERFORMANCE-BASED AWARDS

        9.1    Purpose.    The purpose of this Article 9 is to provide the Committee the ability to qualify Awards other than Options and SARs and that are granted pursuant to Articles 6 and 8 hereof as Qualified Performance-Based Compensation. If the Committee, in its discretion, decides to grant a Performance- Based Award to a Covered Employee, the provisions of this Article 9 shall control over any contrary provision contained in Articles 6 or 8 hereof; provided, however, that the Committee may in its discretion grant Awards to Covered Employees that are based on Performance Criteria or Performance Goals but that do not satisfy the requirements of this Article 9.

        9.2    Applicability.    This Article 9 shall apply only to those Covered Employees selected by the Committee to receive Performance-Based Awards. The designation of a Covered Employee as a Participant for a Performance Period shall not in any manner entitle the Participant to receive an Award for the period. Moreover, designation of a Covered Employee as a Participant for a particular Performance Period shall not require designation of such Covered Employee as a Participant in any subsequent Performance Period and designation of one Covered Employee as a Participant shall not require designation of any other Covered Employees as a Participant in such period or in any other period.

        9.3    Procedures with Respect to Performance-Based Awards.    To the extent necessary to comply with the Qualified Performance-Based Compensation requirements of Section 162(m)(4)(C) of the Code, with respect to any Award granted under Articles 6 or 8 hereof which may be granted to one or more Covered Employees, no later than ninety (90) days following the commencement of any fiscal year in question or any other designated fiscal period or period of service (or such other time as may be required or permitted by Section 162(m) of the Code), the Committee shall, in writing, (a) designate one or more Covered Employees, (b) select the Performance Criteria applicable to the Performance Period, (c) establish the Performance Goals, and amounts of such Awards, as applicable, which may be earned for such Performance Period, and (d) specify the relationship between Performance Criteria and the Performance Goals and the amounts of such Awards, as applicable, to be earned by each Covered Employee for such Performance Period. Following the completion of each Performance Period, the Committee shall certify in writing whether the applicable Performance Goals have been achieved for such Performance Period. In determining the amount earned by a Covered Employee, the Committee shall have the right to reduce or eliminate (but not to increase) the amount payable at a given level of performance to take into account additional factors that the Committee may deem relevant to the assessment of individual or corporate performance for the Performance Period.

        9.4    Payment of Performance-Based Awards.    Unless otherwise provided in the applicable Award Agreement, a Participant must be employed by the Company or a Subsidiary on the day a Performance-Based Award for such Performance Period is paid to the Participant. Furthermore, a Participant shall be eligible to receive payment pursuant to a Performance-Based Award for a Performance Period only if the Performance Goals for such period are achieved. In determining the amount earned under a Performance-Based Award, the Committee may reduce or eliminate the amount of the Performance-Based Award earned for the Performance Period, if in its sole and absolute discretion, such reduction or elimination is appropriate.

        9.5    Additional Limitations.    Notwithstanding any other provision of the Plan, any Award which is granted to a Covered Employee and is intended to constitute Qualified Performance-Based Compensation shall be subject to any additional limitations set forth in Section 162(m) of the Code (including any amendment to Section 162(m) of the Code) or any regulations or rulings issued thereunder that are requirements for qualification as qualified performance-based compensation as described in Section 162(m)(4)(C) of the Code, and the Plan shall be deemed amended to the extent necessary to conform to such requirements.

ARTICLE 10.

PROVISIONS APPLICABLE TO AWARDS

        10.1    Stand-Alone and Tandem Awards.    Awards granted pursuant to the Plan may, in the discretion of the Committee, be granted either alone, in addition to, or in tandem with, any other Award granted pursuant to the Plan. Awards granted in addition to or in tandem with other Awards may be granted either at the same time as or at a different time from the grant of such other Awards.

        10.2    Award Agreement.    Awards under the Plan shall be evidenced by Award Agreements that set forth the terms, conditions and limitations for each Award which may include the term of an Award, the provisions applicable in the event the Participant's employment or service terminates, and the Company's authority to unilaterally or bilaterally amend, modify, suspend, cancel or rescind an Award.

        10.3    Limits on Transfer.    No right or interest of a Participant in any Award may be pledged, encumbered, or hypothecated to or in favor of any party other than the Company or a Subsidiary, or shall be subject to any lien, obligation, or liability of such Participant to any other party other than the Company or a Subsidiary. Except as otherwise provided by the Committee, no Award shall be assigned, transferred, or otherwise disposed of by a Participant other than by will or the laws of descent and distribution. The Committee by express provision in the Award or an amendment thereto may permit an Award (other than an Incentive Stock Option) to be transferred to, exercised by and paid to certain persons or entities related to the Participant, including but not limited to members of the Participant's family, charitable institutions, or trusts or other entities whose beneficiaries or beneficial owners are members of the Participant's family and/or charitable institutions, or to such other persons or entities as may be expressly approved by the Committee, pursuant to such conditions and procedures as the Committee may establish. Any permitted transfer shall be subject to the condition that the Committee receive evidence satisfactory to it that the transfer is being made for estate and/or tax planning purposes (or to a "blind trust" in connection with the Participant's termination of employment or service with the Company or a Subsidiary to assume a position with a governmental, charitable, educational or similar non-profit institution) and on a basis consistent with the Company's lawful issue of securities.

        10.4    Beneficiaries.    Notwithstanding Section 10.3 hereof, a Participant may, in the manner determined by the Committee, designate a beneficiary to exercise the rights of the Participant and to receive any distribution with respect to any Award upon the Participant's death. A beneficiary, legal guardian, legal representative, or other person claiming any rights pursuant to the Plan is subject to all terms and conditions of the Plan and any Award Agreement applicable to the Participant, except to the extent the Plan and Award Agreement otherwise provide, and to any additional restrictions deemed necessary or appropriate by the Committee. If the Participant is married and resides in a community property state, a designation of a person other than the Participant's spouse as his or her beneficiary with respect to more than 50% of the Participant's interest in the Award shall not be effective without the prior written consent of the Participant's spouse. If no beneficiary has been designated or survives the Participant, payment shall be made to the person entitled thereto pursuant to the Participant's will or the laws of descent and distribution. Subject to the foregoing, a beneficiary designation may be changed or revoked by a Participant at any time provided the change or revocation is filed with the Committee.

        10.5    Stock Certificates; Book Entry Procedures.

          (a)   Notwithstanding anything herein to the contrary, the Company shall not be required to issue or deliver any certificates evidencing shares of Stock pursuant to the exercise of any Award, unless and until the Board has determined, with advice of counsel, that the issuance and delivery of such certificates is in compliance with all applicable laws, regulations of governmental authorities and, if applicable, the requirements of any exchange on which the shares of Stock are listed or traded. All Stock certificates delivered pursuant to the Plan are subject to any stop-transfer orders and other restrictions as the Committee deems necessary or advisable to comply with federal, state, or foreign jurisdiction, securities or other laws, rules and regulations and the rules of any national securities exchange or automated quotation system on which the Stock is listed, quoted, or traded. The Committee may place legends on any Stock certificate to reference restrictions applicable to the Stock. In addition to the terms and conditions provided herein, the Board may require that a Participant make such reasonable covenants, agreements, and representations as the Board, in its discretion, deems advisable in order to comply with any such laws, regulations, or requirements. The Committee shall have the right to require any Participant to comply with any timing or other restrictions with respect to the settlement or exercise of any Award, including a window-period limitation, as may be imposed in the discretion of the Committee.

          (b)   Notwithstanding any other provision of the Plan, unless otherwise determined by the Committee or required by any applicable law, rule or regulation, the Company shall not deliver to any Participant certificates evidencing shares of Stock issued in connection with any Award and instead such shares of Stock shall be recorded in the books of the Company (or, as applicable, its transfer agent or stock plan administrator).

        10.6    Paperless Exercise.    In the event that the Company establishes, for itself or using the services of a third party, an automated system for the exercise of Awards, such as a system using an internet website or interactive voice response, then the paperless exercise of Awards by a Participant may be permitted through the use of such an automated system.

ARTICLE 11.

CHANGES IN CAPITAL STRUCTURE

        11.1    Adjustments.

          (a)   In the event of any stock dividend, stock split, combination or exchange of shares, merger, consolidation, spin-off, recapitalization or other distribution (other than normal cash dividends) of Company assets to stockholders, or any other change affecting the shares of Stock or the share price of the Stock, the Committee shall make proportionate adjustments to any or all of the following in order to reflect such change: (a) the aggregate number and kind of shares that may be issued under the Plan (including, but not limited to, adjustments of the limitations in Sections 3.1 and 3.3 hereof); (b) the terms and conditions of any outstanding Awards (including, without limitation, any applicable performance targets or criteria with respect thereto); and (c) the grant or exercise price per share for any outstanding Awards under the Plan. Any adjustment affecting an Award intended as Qualified Performance-Based Compensation shall be made consistent with the requirements of Section 162(m) of the Code.

          (b)   In the event of any transaction or event described in Section 11.1(a) hereof or any unusual or nonrecurring transactions or events affecting the Company, any affiliate of the Company, or the financial statements of the Company or any affiliate, or of changes in applicable laws, regulations or accounting principles, the Committee, in its sole and absolute discretion, and on such terms and conditions as it deems appropriate, either by the terms of the Award or by action taken prior to the occurrence of such transaction or event and either automatically or upon the Participant's request, is hereby authorized to take any one or more of the following actions in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan or with respect to any Award under the Plan, to facilitate such transactions or events or to give effect to such changes in laws, regulations or principles:

            (i)    To provide for either (A) termination of any such Award in exchange for an amount of cash, if any, equal to the amount that would have been attained upon the exercise of such Award or realization of the Participant's rights (and, for the avoidance of doubt, if as of the date of the occurrence of the transaction or event described in this Section 11.1 the Committee determines in good faith that no amount would have been attained upon the exercise of such Award or realization of the Participant's rights, then such Award may be terminated by the Company without payment) or (B) the replacement of such Award with other rights or property selected by the Committee in its sole discretion;

            (ii)   To provide that such Award be assumed by the successor or survivor corporation, or a parent or subsidiary thereof, or shall be substituted for by similar options, rights or awards covering the stock of the successor or survivor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices;

            (iii)  To make adjustments in the number and type of shares of Stock (or other securities or property) subject to outstanding Awards, and in the number and kind of outstanding Restricted Stock or Deferred Stock and/or in the terms and conditions of (including the grant or exercise price), and the criteria included in, outstanding options, rights and awards and options, rights and awards which may be granted in the future;

            (iv)  To provide that such Award shall be exercisable or payable or fully vested with respect to all shares covered thereby, notwithstanding anything to the contrary in the Plan or the applicable Award Agreement; and

            (v)   To provide that the Award cannot vest, be exercised or become payable after such event.

        11.2    Acceleration Upon a Change in Control.    Notwithstanding Section 11.1 hereof, and except as may otherwise be provided in any applicable Award Agreement or other written agreement entered into between the Company and a Participant, if a Change in Control occurs and a Participant's Awards are not converted, assumed, or replaced by a successor entity, then immediately prior to the Change in Control such Awards shall become fully exercisable and all forfeiture restrictions on such Awards shall lapse. Upon, or in anticipation of, a Change in Control, the Committee may cause any and all Awards outstanding hereunder to terminate at a specific time in the future, including but not limited to the date of such Change in Control, and shall give each Participant the right to exercise such Awards during a period of time as the Committee, in its sole and absolute discretion, shall determine. In the event that the terms of any agreement between the Company or any Company subsidiary or affiliate and a Participant contains provisions that conflict with and are more restrictive than the provisions of this Section 11.2, this Section 11.2 shall prevail and control and the more restrictive terms of such agreement (and only such terms) shall be of no force or effect.

        11.3    No Other Rights.    Except as expressly provided in the Plan, no Participant shall have any rights by reason of any subdivision or consolidation of shares of stock of any class, the payment of any dividend, any increase or decrease in the number of shares of stock of any class or any dissolution, liquidation, merger, or consolidation of the Company or any other corporation. Except as expressly provided in the Plan or pursuant to action of the Committee under the Plan, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number of shares of Stock subject to an Award or the grant or exercise price of any Award.

ARTICLE 12.

ADMINISTRATION

        12.1    Committee.    Unless and until the Board delegates administration of the Plan to a Committee as set forth below, the Plan shall be administered by the full Board, and for such purposes the term "Committee" as used in this Plan shall be deemed to refer to the Board. The Board, at its discretion or as otherwise necessary to comply with the requirements of Section 162(m) of the Code, Rule 16b-3 promulgated under the Exchange Act or to the extent required by any other applicable rule or regulation, shall delegate administration of the Plan to a Committee. The Committee shall consist solely of two or more members of the Board each of whom is an "outside director," within the meaning of Section 162(m) of the Code, a Non-Employee Director and an "independent director" under the rules of The NASDAQ Global Market (or other principal securities market on which shares of Stock are traded), provided that any action taken by the Committee shall be valid and effective, whether or not members of the Committee at the time of such action are later determined not to have satisfied the requirements for membership set forth in this Section 12.1 or otherwise provided in the charter of the Committee. Notwithstanding the foregoing: (a) the full Board, acting by a majority of its members in office, shall conduct the general administration of the Plan with respect to all Awards granted to Independent Directors and for purposes of such Awards the term "Committee" as used in this Plan shall be deemed to refer to the Board and (b) the Committee may delegate its authority hereunder to the extent permitted by Section 12.5 hereof. In its sole discretion, the Board may at any time and from time to time exercise any and all rights and duties of the Committee under the Plan except with respect to matters which under Rule 16b-3 under the Exchange Act or Section 162(m) of the Code, or any regulations or rules issued thereunder, are required to be determined in the sole discretion of the Committee. The governance of the Committee shall be subject to the charter of the Committee as approved by the Board.

        12.2    Action by the Committee.    Each member of the Committee is entitled to, in good faith, rely or act upon any report or other information furnished to that member by any officer or other employee of the Company or any Subsidiary, the Company's independent certified public accountants, or any executive compensation consultant or other professional retained by the Company to assist in the administration of the Plan.

        12.3    Authority of Committee.    Subject to any specific designation in the Plan, the Committee has the exclusive power, authority and discretion to:

          (a)   Designate Participants to receive Awards;

          (b)   Determine the type or types of Awards to be granted to each Participant;

          (c)   Determine the number of Awards to be granted and the number of shares of Stock to which an Award will relate;

          (d)   Determine the terms and conditions of any Award granted pursuant to the Plan, including, but not limited to, the exercise price, grant price, or purchase price, any reload provision, any restrictions or limitations on the Award, any schedule for lapse of forfeiture restrictions or restrictions on the exercisability of an Award, and accelerations or waivers thereof, any provisions related to non-competition and recapture of gain on an Award, based in each case on such considerations as the Committee in its sole discretion determines; provided, however, that the Committee shall not have the authority to accelerate the vesting or waive the forfeiture of any Performance-Based Awards;

          (e)   Determine whether, to what extent, and pursuant to what circumstances an Award may be settled in, or the exercise price of an Award may be paid in, cash, Stock, other Awards, or other property, or an Award may be canceled, forfeited, or surrendered;

          (f)    Prescribe the form of each Award Agreement, which need not be identical for each Participant;

          (g)   Decide all other matters that must be determined in connection with an Award;

          (h)   Establish, adopt, or revise any rules and regulations as it may deem necessary or advisable to administer the Plan;

          (i)    Interpret the terms of, and any matter arising pursuant to, the Plan or any Award Agreement; and

          (j)    Make all other decisions and determinations that may be required pursuant to the Plan or as the Committee deems necessary or advisable to administer the Plan.

        12.4    Decisions Binding.    The Committee's interpretation of the Plan, any Awards granted pursuant to the Plan, any Award Agreement and all decisions and determinations by the Committee with respect to the Plan are final, binding, and conclusive on all parties.

        12.5    Delegation of Authority.    To the extent permitted by applicable law, the Committee may from time to time delegate to a committee of one or more members of the Board or one or more officers of the Company the authority to grant or amend Awards to Participants other than (a) senior executives of the Company who are subject to Section 16 of the Exchange Act, (b) Covered Employees, or (c) officers of the Company (or members of the Board) to whom authority to grant or amend Awards has been delegated hereunder. Any delegation hereunder shall be subject to the restrictions and limits that the Committee specifies at the time of such delegation, and the Committee may at any time rescind the authority so delegated or appoint a new delegatee. At all times, the delegatee appointed under this Section 12.5 shall serve in such capacity at the pleasure of the Committee.

ARTICLE 13.

EFFECTIVE AND EXPIRATION DATE

        13.1    Effective Date.    The Plan is effective as of the date the Plan is approved by the Company's stockholders (the "Effective Date"). The Plan will be deemed to be approved by the stockholders if it receives the affirmative vote of the holders of a majority of the shares of stock of the Company in accordance with applicable law and the applicable provisions of the Company's bylaws.

        13.2    Expiration Date.    The Plan will expire on, and no Award may be granted pursuant to the Plan after, the tenth anniversary of the date the Plan is approved by the Board. Any Awards that are outstanding on the tenth anniversary of the Effective Date shall remain in force according to the terms of the Plan and the applicable Award Agreement.

ARTICLE 14.

AMENDMENT, MODIFICATION, AND TERMINATION

        14.1    Amendment, Modification, and Termination.    Subject to Section 15.14 hereof, with the approval of the Board, at any time and from time to time, the Committee may terminate, amend or modify the Plan; provided, however, that (a) to the extent necessary and desirable to comply with any applicable law, regulation, or stock exchange rule, the Company shall obtain stockholder approval of any Plan amendment in such a manner and to such a degree as required, and (b) stockholder approval shall be required for any amendment to the Plan that (i) increases the number of shares available under the Plan (other than any adjustment as provided by Article 11 hereof), (ii) permits the Committee to grant Options with an exercise price that is below Fair Market Value on the date of grant, or (iii) permits the Committee to extend the exercise period for an Option beyond ten years from the date of grant. Notwithstanding any provision in this Plan to the contrary, absent approval of the stockholders of the Company, no Option may be amended to reduce the per share exercise price of the shares subject to such Option below the per share exercise price as of the date the Option is granted and, except as permitted by Article 11 hereof, no Option may be granted in exchange for, or in connection with, the cancellation or surrender of an Option having a higher per share exercise price.

        14.2    Awards Previously Granted.    Except with respect to amendments made pursuant to Section 15.14 hereof, no termination, amendment, or modification of the Plan shall adversely affect in any material way any Award previously granted pursuant to the Plan without the prior written consent of the Participant.

ARTICLE 15.

GENERAL PROVISIONS

        15.1    No Rights to Awards.    No Eligible Individual or other person shall have any claim to be granted any Award pursuant to the Plan, and neither the Company nor the Committee is obligated to treat Eligible Individuals, Participants or any other persons uniformly.

        15.2    No Stockholders Rights.    Except as otherwise provided herein, a Participant shall have none of the rights of a stockholder with respect to shares of Stock covered by any Award until the Participant becomes the record owner of such shares of Stock.

        15.3    Withholding.    The Company or any Subsidiary shall have the authority and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy federal, state, local and foreign taxes (including the Participant's employment tax obligations) required by law to be withheld with respect to any taxable event concerning a Participant arising as a result of this Plan. The Committee may in its discretion and in satisfaction of the foregoing requirement allow a Participant to elect to have the Company withhold shares of Stock otherwise issuable under an Award (or allow the return of shares of Stock) having a Fair Market Value equal to the sums required to be withheld. Notwithstanding any other provision of the Plan, the number of shares of Stock which may be withheld with respect to the issuance, vesting, exercise or payment of any Award (or which may be repurchased from the Participant of such Award within six months (or such other period as may be determined by the Committee) after such shares of Stock were acquired by the Participant from the Company) in order to satisfy the Participant's federal, state, local and foreign income and payroll tax liabilities with respect to the issuance, vesting, exercise or payment of the Award shall be limited to the number of shares which have a Fair Market Value on the date of withholding or repurchase equal to the aggregate amount of such liabilities based on the minimum statutory withholding rates for federal, state, local and foreign income tax and payroll tax purposes that are applicable to such supplemental taxable income.

        15.4    No Right to Employment or Services.    Nothing in the Plan or any Award Agreement shall interfere with or limit in any way the right of the Company or any Subsidiary to terminate any Participant's employment or services at any time, nor confer upon any Participant any right to continue in the employ or service of the Company or any Subsidiary.

        15.5    Unfunded Status of Awards.    The Plan is intended to be an "unfunded" plan for incentive compensation. With respect to any payments not yet made to a Participant pursuant to an Award, nothing contained in the Plan or any Award Agreement shall give the Participant any rights that are greater than those of a general creditor of the Company or any Subsidiary.

        15.6    Indemnification.    To the extent allowable pursuant to applicable law, each member of the Committee or of the Board shall be indemnified and held harmless by the Company from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by such member in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action or failure to act pursuant to the Plan and against and from any and all amounts paid by him or her in satisfaction of judgment in such action, suit, or proceeding against him or her; provided he or she gives the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled pursuant to the Company's Certificate of Incorporation or bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

        15.7    Relationship to Other Benefits.    No payment pursuant to the Plan shall be taken into account in determining any benefits pursuant to any pension, retirement, savings, profit sharing, group insurance, welfare or other benefit plan of the Company or any Subsidiary except to the extent otherwise expressly provided in writing in such other plan or an agreement thereunder.

        15.8    Expenses.    The expenses of administering the Plan shall be borne by the Company and its Subsidiaries.

        15.9    Titles and Headings.    The titles and headings of the Sections in the Plan are for convenience of reference only and, in the event of any conflict, the text of the Plan, rather than such titles or headings, shall control.

        15.10    Fractional Shares.    No fractional shares of Stock shall be issued and the Committee shall determine, in its discretion, whether cash shall be given in lieu of fractional shares or whether such fractional shares shall be eliminated by rounding up or down as appropriate.

        15.11    Limitations Applicable to Section 16 Persons.    Notwithstanding any other provision of the Plan, the Plan, and any Award granted or awarded to any Participant who is then subject to Section 16 of the Exchange Act, shall be subject to any additional limitations set forth in any applicable exemptive rule under Section 16 of the Exchange Act (including any amendment to Rule 16b-3 under the Exchange Act) that are requirements for the application of such exemptive rule. To the extent permitted by applicable law, the Plan and Awards granted or awarded hereunder shall be deemed amended to the extent necessary to conform to such applicable exemptive rule.

        15.12    Government and Other Regulations.    The obligation of the Company to make payment of awards in Stock or otherwise shall be subject to all applicable laws, rules, and regulations, and to such approvals by government agencies as may be required. The Company shall be under no obligation to register pursuant to the Securities Act, as amended, any of the shares of Stock paid pursuant to the Plan. If the shares paid pursuant to the Plan may in certain circumstances be exempt from registration pursuant to the Securities Act, as amended, the Company may restrict the transfer of such shares in such manner as it deems advisable to ensure the availability of any such exemption.

        15.13    Governing Law.    The Plan and all Award Agreements shall be construed in accordance with and governed by the laws of the State of California.

        15.14    Section 409A.    To the extent that the Committee determines that any Award granted under the Plan is subject to Section 409A of the Code, the Award Agreement evidencing such Award shall incorporate the terms and conditions required by Section 409A of the Code. To the extent applicable, the Plan and Award Agreements shall be interpreted in accordance with Section 409A of the Code and Department of Treasury regulations and other interpretive guidance issued thereunder, including without limitation any such regulations or other guidance that may be issued after the Effective Date. Notwithstanding any provision of the Plan to the contrary, in the event that following the Effective Date the Committee determines that any Award may be subject to Section 409A of the Code and related Department of Treasury guidance (including such Department of Treasury guidance as may be issued after the Effective Date), the Committee may adopt such amendments to the Plan and the applicable Award Agreement or adopt other policies and procedures (including amendments, policies and procedures with retroactive effect), or take any other actions, that the Committee determines are necessary or appropriate to (a) exempt the Award from Section 409A of the Code and/or preserve the intended tax treatment of the benefits provided with respect to the Award, or (b) comply with the requirements of Section 409A of the Code and related Department of Treasury guidance.

* * * * *

        I hereby certify that the foregoing Plan was duly adopted by the Board of Directors of Accuray Incorporated on                            , 2007.

* * * * *

        I hereby certify that the foregoing Plan was approved by the stockholders of Accuray Incorporated on                            , 2007.

        Executed on this            day of                        , 2007.

Corporate Secretary

Attachment 1

ACCURAY INCORPORATED
2007 INCENTIVE AWARD PLAN

STOCK OPTION GRANT NOTICE AND
STOCK OPTION AGREEMENT

        Accuray Incorporated, a Delaware corporation (the "Company"), pursuant to its 2007 Incentive Award Plan (the "Plan"), hereby grants to the holder listed below ("Participant"), an option to purchase the number of shares of the Company's common stock, par value $    per share ("Stock"), set forth below (the "Option"). This Option is subject to all of the terms and conditions set forth herein and in the Stock Option Agreement attached hereto as Exhibit A (the "Stock Option Agreement") and the Plan, which are incorporated herein by reference. Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this Grant Notice and the Stock Option Agreement.

Participant:
Grant Date:
Exercise Price per Share:	$
Total Exercise Price:	$
Total Number of Shares Subject to the Option:	shares
Expiration Date:

Type of Option:                        ☐ Incentive Stock Option                 ☐ Non-Qualified Stock Option

Vesting Schedule:

        [VESTING SCHEDULE FOR NEW GRANTS:

          The Option shall vest and become exercisable with respect to twenty-five percent (25%) of the shares of Stock subject thereto on the first anniversary of the Grant Date and with respect to an additional 1/48th of the shares of Stock subject thereto on each monthly anniversary thereafter.]

        [VESTING SCHEDULE FOR SUBSEQUENT GRANTS:

          The Option shall vest and become exercisable with respect to 1/48th of the shares of Stock subject thereto on each monthly anniversary of the Grant Date.]

        By his or her signature, the Participant agrees to be bound by the terms and conditions of the Plan, the Stock Option Agreement and this Grant Notice. The Participant has reviewed the Stock Option Agreement, the Plan and this Grant Notice in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Grant Notice and fully understands all provisions of this Grant Notice, the Stock Option Agreement and the Plan. Participant hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Committee upon any questions arising under the Plan or relating to the Option.

ACCURAY INCORPORATED	PARTICIPANT
By:	By:
Print Name:	Print Name:
Title:
Address:	Address:

EXHIBIT A

TO STOCK OPTION GRANT NOTICE

ACCURAY INCORPORATED STOCK OPTION AGREEMENT

        Pursuant to the Stock Option Grant Notice (the "Grant Notice") to which this Stock Option Agreement (this "Agreement") is attached, Accuray Incorporated, a Delaware corporation (the "Company"), has granted to the Participant an option under the Company's 2007 Incentive Award Plan (as amended from time to time, the "Plan") to purchase the number of shares of Stock indicated in the Grant Notice.

ARTICLE I.

GENERAL

        1.1    Defined Terms.    Wherever the following terms are used in this Agreement they shall have the meanings specified below, unless the context clearly indicates otherwise. Capitalized terms not specifically defined herein shall have the meanings specified in the Plan and the Grant Notice.

          (a)   "Termination of Consultancy" shall mean the time when the engagement of the Participant as a Consultant to the Company or a Subsidiary is terminated for any reason, with or without cause, including, but not by way of limitation, by resignation, discharge, death or retirement, but excluding: (a) terminations where there is a simultaneous employment or continuing employment of the Participant by the Company or any Subsidiary, and (b) terminations where there is a simultaneous re-establishment of a consulting relationship or continuing consulting relationship between the Participant and the Company or any Subsidiary. The Committee, in its absolute discretion, shall determine the effect of all matters and questions relating to Termination of Consultancy, including, but not by way of limitation, the question of whether a particular leave of absence constitutes a Termination of Consultancy. Notwithstanding any other provision of the Plan, the Company or any Subsidiary has an absolute and unrestricted right to terminate a Consultant's service at any time for any reason whatsoever, with or without cause, except to the extent expressly provided otherwise in writing.

          (b)   "Termination of Directorship" shall mean the time when the Participant, if he or she is or becomes an Independent Director, ceases to be a Director for any reason, including, but not by way of limitation, a termination by resignation, failure to be elected, death or retirement. The Board, in its sole and absolute discretion, shall determine the effect of all matters and questions relating to Termination of Directorship with respect to Independent Directors.

          (c)   "Termination of Employment" shall mean the time when the employee-employer relationship between the Participant and the Company or any Subsidiary is terminated for any reason, with or without cause, including, but not by way of limitation, a termination by resignation, discharge, death, disability or retirement; but excluding: (a) terminations where there is a simultaneous reemployment or continuing employment of the Participant by the Company or any Subsidiary, and (b) terminations where there is a simultaneous establishment of a consulting relationship or continuing consulting relationship between the Participant and the Company or any Subsidiary. The Committee, in its absolute discretion, shall determine the effect of all matters and questions relating to Termination of Employment, including, but not by way of limitation, the question of whether a particular leave of absence constitutes a Termination of Employment; provided, however, that, if this Option is an Incentive Stock Option, unless otherwise determined by the Committee in its discretion, a leave of absence, change in status from an employee to an independent contractor or other change in the employee-employer relationship shall constitute a Termination of Employment if, and to the extent that, such leave of absence, change in status or other change interrupts employment for the purposes of Section 422(a)(2) of the Code and the then applicable regulations and revenue rulings under said Section.

          (d)   "Termination of Services" shall mean the Participant's Termination of Consultancy, Termination of Directorship or Termination of Employment, as applicable.

        1.2    Incorporation of Terms of Plan.    The Option is subject to the terms and conditions of the Plan which are incorporated herein by reference. In the event of any inconsistency between the Plan and this Agreement, the terms of the Plan shall control.

ARTICLE II.

GRANT OF OPTION

        2.1    Grant of Option.    In consideration of the Participant's past and/or continued employment with or service to the Company or a Subsidiary and for other good and valuable consideration, effective as of the Grant Date set forth in the Grant Notice (the "Grant Date"), the Company irrevocably grants to the Participant the Option to purchase any part or all of an aggregate of the number of shares of Stock set forth in the Grant Notice, upon the terms and conditions set forth in the Plan and this Agreement. Unless designated as a Non-Qualified Stock Option in the Grant Notice, the Option shall be an Incentive Stock Option to the maximum extent permitted by law.

        2.2    Exercise Price.    The exercise price of the shares of Stock subject to the Option shall be as set forth in the Grant Notice, without commission or other charge; provided, however, that the price per share of the shares of Stock subject to the Option shall not be less than 100% of the Fair Market Value of a share of Stock on the Grant Date. Notwithstanding the foregoing, if this Option is designated as an Incentive Stock Option and the Participant owns (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company or any "subsidiary corporation" of the Company or any "parent corporation" of the Company (each within the meaning of Section 424 of the Code), the price per share of the shares of Stock subject to the Option shall not be less than 110% of the Fair Market Value of a share of Stock on the Grant Date.

        2.3    Consideration to the Company.    In consideration of the grant of the Option by the Company, the Participant agrees to render faithful and efficient services to the Company or any Subsidiary. Nothing in the Plan or this Agreement shall confer upon the Participant any right to continue in the employ or service of the Company or any Subsidiary or shall interfere with or restrict in any way the rights of the Company and its Subsidiaries, which rights are hereby expressly reserved, to discharge or terminate the services of the Participant at any time for any reason whatsoever, with or without Cause, except to the extent expressly provided otherwise in a written agreement between the Company or a Subsidiary and the Participant.

ARTICLE III.

PERIOD OF EXERCISABILITY

        3.1    Commencement of Exercisability.

          (a)   Subject to Sections 3.2, 3.3, 5.11 and 5.14, the Option shall become vested and exercisable in such amounts and at such times as are set forth in the Grant Notice.

          (b)   No portion of the Option which has not become vested and exercisable at the date of the Participant's Termination of Employment, Termination of Directorship or Termination of Consultancy shall thereafter become vested and exercisable, except as may be otherwise provided by the Committee or as set forth in a written agreement between the Company and the Participant.

        3.2    Duration of Exercisability.    The installments provided for in the vesting schedule set forth in the Grant Notice are cumulative. Each such installment which becomes vested and exercisable pursuant to the vesting schedule set forth in the Grant Notice shall remain vested and exercisable until it becomes unexercisable under Section 3.3.

        3.3    Expiration of Option.    The Option may not be exercised to any extent by anyone after the first to occur of the following events:

          (a)   The expiration of ten years from the Grant Date;

          (b)   If this Option is designated as an Incentive Stock Option and the Participant owned (within the meaning of Section 424(d) of the Code), at the time the Option was granted, more than 10% of the total combined voting power of all classes of stock of the Company or any "subsidiary corporation" of the Company or any "parent corporation" of the Company (each within the meaning of Section 424 of the Code), the expiration of five years from the Grant Date;

          (c)   The expiration of [                        ] from the date of the Participant's Termination of Services, unless such termination occurs by reason of the Participant's death or Disability; or

          (d)   The expiration of [one year] from the date of the Participant's Termination of Services by reason of the Participant's death or Disability.

        The Participant acknowledges that an Incentive Stock Option exercised more that three months after the Participant's Termination of Employment, other than by reason of death or Disability, will be taxed as a Non-Qualified Stock Option.

        3.4    Special Tax Consequences.    The Participant acknowledges that, to the extent that the aggregate Fair Market Value (determined as of the time the Option is granted) of all shares of Stock with respect to which Incentive Stock Options, including the Option (if applicable), are exercisable for the first time by the Participant in any calendar year exceeds $100,000, the Option and such other options shall be Non-Qualified Stock Options to the extent necessary to comply with the limitations imposed by Section 422(d) of the Code. The Participant further acknowledges that the rule set forth in the preceding sentence shall be applied by taking the Option and other "incentive stock options" into account in the order in which they were granted, as determined under Section 422(d) of the Code and the Treasury Regulations thereunder.

ARTICLE IV.

EXERCISE OF OPTION

        4.1    Person Eligible to Exercise.    Except as provided in Section 5.2(b), during the lifetime of the Participant, only the Participant may exercise the Option or any portion thereof. After the death of the Participant, any exercisable portion of the Option may, prior to the time when the Option becomes unexercisable under Section 3.3, be exercised by the Participant's personal representative or by any person empowered to do so under the deceased the Participant's will or under the then applicable laws of descent and distribution.

        4.2    Partial Exercise.    Any exercisable portion of the Option or the entire Option, if then wholly exercisable, may be exercised in whole or in part at any time prior to the time when the Option or portion thereof becomes unexercisable under Section 3.3.

        4.3    Manner of Exercise.    The Option, or any exercisable portion thereof, may be exercised solely by delivery to the Secretary of the Company (or any third party administrator or other person or entity designated by the Company) of all of the following prior to the time when the Option or such portion thereof becomes unexercisable under Section 3.3:

          (a)   An Exercise Notice in a form specified by the Committee, stating that the Option or portion thereof is thereby exercised, such notice complying with all applicable rules established by the Committee;

          (b)   The receipt by the Company of full payment for the shares of Stock with respect to which the Option or portion thereof is exercised, including payment of any applicable withholding tax, which may be in one or more of the forms of consideration permitted under Section 4.4;

          (c)   Any other written representations as may be required in the Committee's reasonable discretion to evidence compliance with the Securities Act or any other applicable law rule, or regulation; and

          (d)   In the event the Option or portion thereof shall be exercised pursuant to Section 4.1 by any person or persons other than the Participant, appropriate proof of the right of such person or persons to exercise the Option.

Notwithstanding any of the foregoing, the Company shall have the right to specify all conditions of the manner of exercise, which conditions may vary by country and which may be subject to change from time to time.

        4.4    Method of Payment.    Payment of the exercise price shall be by any of the following, or a combination thereof, at the election of the Participant:

          (a)   Cash;

          (b)   Check;

          (c)   With the consent of the Committee, delivery of a notice that the Participant has placed a market sell order with a broker with respect to shares of Stock then issuable upon exercise of the Option, and that the broker has been directed to pay a sufficient portion of the net proceeds of the sale to the Company in satisfaction of the aggregate exercise price; provided, that payment of such proceeds is then made to the Company at such time as may be required by the Company, but in any event not later than the settlement of such sale;

          (d)   With the consent of the Committee, surrender of other shares of Stock which have a fair market value on the date of surrender equal to the aggregate exercise price of the shares of Stock with respect to which the Option or portion thereof is being exercised;

          (e)   With the consent of the Committee, surrendered shares of Stock issuable or transferable upon the exercise of the Option having a fair market value on the date of exercise equal to the aggregate exercise price of the shares of Stock with respect to which the Option or portion thereof is being exercised; or

          (f)    With the consent of the Committee, property of any kind which constitutes good and valuable consideration.

        4.5    Conditions to Issuance of Stock Certificates.    The shares of Stock deliverable upon the exercise of the Option, or any portion thereof, may be either previously authorized but unissued shares of Stock or issued shares of Stock which have then been reacquired by the Company. Such shares of Stock shall be fully paid and nonassessable. The Company shall not be required to issue or deliver any shares of Stock purchased upon the exercise of the Option or portion thereof prior to fulfillment of all of the following conditions:

          (a)   The admission of such shares of Stock to listing on all stock exchanges on which such Stock is then listed;

          (b)   The completion of any registration or other qualification of such shares of Stock under any state or federal law or under rulings or regulations of the Securities and Exchange Commission or of any other governmental regulatory body, which the Committee shall, in its absolute discretion, deem necessary or advisable;

          (c)   The obtaining of any approval or other clearance from any state or federal governmental agency which the Committee shall, in its absolute discretion, determine to be necessary or advisable;

          (d)   The receipt by the Company of full payment for such shares of Stock, including payment of any applicable withholding tax, which may be in one or more of the forms of consideration permitted under Section 4.4; and

          (e)   The lapse of such reasonable period of time following the exercise of the Option as the Committee may from time to time establish for reasons of administrative convenience.

        4.6    Rights as Stockholder.    The holder of the Option shall not be, nor have any of the rights or privileges of, a stockholder of the Company in respect of any shares of Stock purchasable upon the exercise of any part of the Option unless and until such shares of Stock shall have been issued by the Company to such holder (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company). No adjustment will be made for a dividend or other right for which the record date is prior to the date the shares of Stock are issued, except as provided in Section 11.1 of the Plan.

ARTICLE V.

OTHER PROVISIONS

        5.1    Administration.    The Committee shall have the power to interpret the Plan and this Agreement and to adopt such rules for the administration, interpretation and application of the Plan as are consistent therewith and to interpret, amend or revoke any such rules. All actions taken and all interpretations and determinations made by the Committee in good faith shall be final and binding upon Participant, the Company and all other interested persons. No member of the Committee or the Board shall be personally liable for any action, determination or interpretation made in good faith with respect to the Plan, this Agreement or the Option.

        5.2    Option Not Transferable.

          (a)   Subject to Section 5.2(b), the Option may not be sold, pledged, assigned or transferred in any manner other than by will or the laws of descent and distribution, unless and until the shares of Stock underlying the Option have been issued, and all restrictions applicable to such shares of Stock have lapsed. Neither the Option nor any interest or right therein shall be liable for the debts, contracts or engagements of Participant or his or her successors in interest or shall be subject to disposition by transfer, alienation, anticipation, pledge, encumbrance, assignment or any other means whether such disposition be voluntary or involuntary or by operation of law by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy), and any attempted disposition thereof shall be null and void and of no effect, except to the extent that such disposition is permitted by the preceding sentence.

          (b)   Notwithstanding any other provision in this Agreement, with the consent of the Committee, the Participant may transfer the Option (or any portion thereof) to any one or more Permitted Transferees (as defined below), subject to the following terms and conditions: (i) any portion of the Option transferred to a Permitted Transferee shall not be assignable or transferable by the Permitted Transferee other than by will or the laws of descent and distribution; (ii) any portion of the Option which is transferred to a Permitted Transferee shall continue to be subject to all the terms and conditions of the Option as applicable to the Participant (other than the ability to further transfer the Option); and (iii) the Participant and the Permitted Transferee shall execute any and all documents requested by the Committee, including, without limitation documents to (A) confirm the status of the transferee as a Permitted Transferee, (B) satisfy any requirements for an exemption for the transfer under applicable federal and state securities laws and (C) evidence the transfer. For purposes of this Section 5.2(b), "Permitted Transferee" shall mean, with respect to a Participant, any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships, any person sharing the Participant's household (other than a tenant or employee), a trust in which these persons (or the Participant) control the management of assets, charitable institutions, or trusts or other entities whose beneficiaries or beneficial owners are these persons (or the Participant) and/or charitable institutions, and any other entity in which these persons (or the Participant) own more than fifty percent of the voting interests, or any other transferee specifically approved by the Committee after taking into account any state or federal tax or securities laws applicable to transferable Options. Notwithstanding the foregoing, (i) in no event shall the Option be transferable by the Participant to a third party (other than the Company) for consideration, and (ii) no transfer of an Incentive Stock Option will be permitted to the extent that such transfer would cause the Incentive Stock Option to fail to qualify as an "incentive stock option" under Section 422 of the Code.

        5.3    Adjustments.    The Participant acknowledges that the Option is subject to adjustment, modification and termination in certain events as provided in this Agreement and Article 11 of the Plan.

        5.4    Notices.    Any notice to be given under the terms of this Agreement to the Company shall be addressed to the Company in care of the Secretary of the Company at the address given beneath the signature of the Company's authorized officer on the Grant Notice, and any notice to be given to Participant shall be addressed to Participant at the address given beneath Participant's signature on the Grant Notice. By a notice given pursuant to this Section 5.4, either party may hereafter designate a different address for notices to be given to that party. Any notice which is required to be given to Participant shall, if Participant is then deceased, be given to the person entitled to exercise his or her Option pursuant to Section 4.1 by written notice under this Section 5.4. Any notice shall be deemed duly given when sent via email or when sent by certified mail (return receipt requested) and deposited (with postage prepaid) in a post office or branch post office regularly maintained by the United States Postal Service.

        5.5    Titles.    Titles are provided herein for convenience only and are not to serve as a basis for interpretation or construction of this Agreement.

        5.6    Governing Law; Severability.    The laws of the State of California shall govern the interpretation, validity, administration, enforcement and performance of the terms of this Agreement regardless of the law that might be applied under principles of conflicts of laws.

        5.7    Conformity to Securities Laws.    The Participant acknowledges that the Plan and this Agreement are intended to conform to the extent necessary with all provisions of the Securities Act and the Exchange Act and any and all regulations and rules promulgated by the Securities and Exchange Commission thereunder, and state securities laws and regulations. Notwithstanding anything herein to the contrary, the Plan shall be administered, and the Option is granted and may be exercised, only in such a manner as to conform to such laws, rules and regulations. To the extent permitted by applicable law, the Plan and this Agreement shall be deemed amended to the extent necessary to conform to such laws, rules and regulations.

        5.8    Amendments, Suspension and Termination.    To the extent permitted by the Plan, this Agreement may be wholly or partially amended or otherwise modified, suspended or terminated at any time or from time to time by the Committee or the Board, provided, that, except as may otherwise be provided by the Plan, no amendment, modification, suspension or termination of this Agreement shall adversely effect the Option in any material way without the prior written consent of the Participant.

        5.9    Successors and Assigns.    The Company may assign any of its rights under this Agreement to single or multiple assignees, and this Agreement shall inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer herein set forth in Section 5.2, this Agreement shall be binding upon Participant and his or her heirs, executors, administrators, successors and assigns.

        5.10    Notification of Disposition.    If this Option is designated as an Incentive Stock Option, Participant shall give prompt notice to the Company of any disposition or other transfer of any shares of Stock acquired under this Agreement if such disposition or transfer is made (a) within two years from the Grant Date with respect to such shares of Stock or (b) within one year after the transfer of such shares of Stock to Participant. Such notice shall specify the date of such disposition or other transfer and the amount realized, in cash, other property, assumption of indebtedness or other consideration, by Participant in such disposition or other transfer.

        5.11    Limitations Applicable to Section 16 Persons.    Notwithstanding any other provision of the Plan or this Agreement, if Participant is subject to Section 16 of the Exchange Act, the Plan, the Option and this Agreement shall be subject to any additional limitations set forth in any applicable exemptive rule under Section 16 of the Exchange Act (including any amendment to Rule 16b-3 of the Exchange Act) that are requirements for the application of such exemptive rule. To the extent permitted by applicable law, this Agreement shall be deemed amended to the extent necessary to conform to such applicable exemptive rule

        5.12    Entire Agreement.    The Plan, the Grant Notice and this Agreement (including all Exhibits thereto) constitute the entire agreement of the parties and supersede in their entirety all prior undertakings and agreements of the Company and Participant with respect to the subject matter hereof.

        5.13    Section 409A.    This Option is not intended to constitute "nonqualified deferred compensation" within the meaning of Section 409A of the Code ("Section 409A"). However, notwithstanding any other provision of the Plan, this Agreement or the Grant Notice, if at any time the Committee determines that the Option (or any portion thereof) may be subject to Section 409A, the Committee shall have the right, in its sole discretion, to adopt such amendments to the Plan, this Agreement or the Grant Notice or adopt other policies and procedures (including amendments, policies and procedures with retroactive effect), or take any other actions, as the Committee determines are necessary or appropriate either for the Option to be exempt from the application of Section 409A or to comply with the requirements of Section 409A.

Attachment 2

ACCURAY INCORPORATED
2007 INCENTIVE AWARD PLAN

RESTRICTED STOCK AWARD GRANT NOTICE AND
RESTRICTED STOCK AWARD AGREEMENT

        Accuray Incorporated, a Delaware corporation (the "Company"), pursuant to its 2007 Incentive Award Plan (the "Plan"), hereby grants to the individual listed below ("Participant"), the number of shares of the Company's common stock, par value $    per share, set forth below (the "Shares"). This Restricted Stock Award is subject to all of the terms and conditions as set forth herein and in the Restricted Stock Award Agreement attached hereto as Exhibit A (the "Restricted Stock Agreement") (including without limitation the Restrictions on the Shares set forth in the Restricted Stock Agreement) and the Plan, each of which are incorporated herein by reference. Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this Grant Notice and the Restricted Stock Agreement.

Participant:
Grant Date:
Total Number of Shares of Restricted Stock:	shares
Purchase Price:	$
Vesting Schedule:	[To be specified in individual Grant Notices.]

        By his or her signature and the Company's signature below, Participant agrees to be bound by the terms and conditions of the Plan, the Restricted Stock Agreement and this Grant Notice. Participant has reviewed the Restricted Stock Agreement, the Plan and this Grant Notice in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Grant Notice and fully understands all provisions of this Grant Notice, the Restricted Stock Agreement and the Plan. Participant hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Committee upon any questions arising under the Plan, this Grant Notice or the Restricted Stock Agreement. If Participant is married, his or her spouse has signed the Consent of Spouse attached to this Grant Notice as Exhibit B.

ACCURAY INCORPORATED:	PARTICIPANT:
By:	By:
Print Name:	Print Name:
Title:
Address:	Address:

EXHIBIT A

TO RESTRICTED STOCK AWARD GRANT NOTICE

ACCURAY INCORPORATED RESTRICTED STOCK AWARD AGREEMENT

        Pursuant to the Restricted Stock Award Grant Notice (the "Grant Notice") to which this Restricted Stock Award Agreement (the "Agreement") is attached, Accuray Incorporated, a Delaware corporation (the "Company"), has granted to Participant the right to purchase the number of shares of Restricted Stock under the Company's 2007 Incentive Award Plan (as amended from time to time, the "Plan") as set forth in the Grant Notice.

ARTICLE I.

GENERAL

        1.1    Definitions.    All capitalized terms used in this Agreement without definition shall have the meanings ascribed in the Plan and the Grant Notice.

        1.2    Incorporation of Terms of Plan.    The Award is subject to the terms and conditions of the Plan which are incorporated herein by reference. In the event of any inconsistency between the Plan and this Agreement, the terms of the Plan shall control.

ARTICLE II.

AWARD OF RESTRICTED STOCK

        2.1    Award of Restricted Stock.

          (a)    Award.    In consideration of the Participant's agreement to remain in the service or employ of the Company or one of its Subsidiaries, and for other good and valuable consideration, the Company issues to the Participant the Award described in this Agreement (the "Award"). The number of shares of Restricted Stock (the "Shares") subject to the Award is set forth in the Grant Notice. The Participant is an Employee, Director or other Service Provider.

          (b)    Purchase Price; Book Entry Form.    The purchase price of the Shares is set forth on the Grant Notice. At the sole discretion of the Committee, the Shares will be issued in either (i) uncertificated form, with the Shares recorded in the name of the Participant in the books and records of the Company's transfer agent with appropriate notations to the extent that the Shares remain subject to the Restrictions (as defined below); or (ii) certificate form pursuant to the terms of Sections 2.1(c) and (d).

          (c)    Legend.    Certificates representing Shares issued pursuant to this Agreement shall, until all restrictions on transfer imposed pursuant to this Agreement lapse or shall have been removed and new certificates are issued, bear the following legend (or such other legend as shall be determined by the Committee):

  "THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN VESTING REQUIREMENTS AND MAY BE SUBJECT TO FORFEITURE UNDER THE TERMS OF THAT CERTAIN RESTRICTED STOCK AWARD AGREEMENT, DATED [                        , 200  ], BY AND BETWEEN ACCURAY INCORPORATED AND THE REGISTERED OWNER OF SUCH SHARES, AND SUCH SHARES MAY NOT BE, DIRECTLY OR INDIRECTLY, OFFERED, TRANSFERRED, SOLD, ASSIGNED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF UNDER ANY CIRCUMSTANCES, EXCEPT PURSUANT TO THE PROVISIONS OF SUCH AGREEMENT."

          (d)    Escrow.    The Secretary of the Company or such other escrow holder as the Committee may appoint may retain physical custody of the certificates representing the Shares until all of the restrictions on transfer imposed pursuant to this Agreement lapse or shall have been removed. In such event the Participant shall not retain physical custody of any certificates representing unvested Shares issued to the Participant.

        2.2    Restrictions.

          (a)    Repurchase of Shares Subject to Restrictions.    In the event that the Participant ceases to be an Employee, Director or other Service Provider for any reason, the Company shall have the right to repurchase from the Participant any or all Shares then subject to the Restrictions at a cash price per Share equal to the price paid by the Participant for such Shares. For purposes of this Agreement, "Restrictions" shall mean the restrictions on sale or other transfer set forth in Section 3.1 and the exposure to repurchase set forth in this Section 2.2(a).

          (b)    Vesting and Lapse of Restrictions.    Subject to Section 2.2(a), the Award shall vest and the Restrictions shall lapse in accordance with the vesting schedule set forth on the Grant Notice.

          (c)    Tax Withholding; Conditions to Issuance of Certificates.    Notwithstanding any other provision of this Agreement (including without limitation Section 2.1(b)):

            (i)    No Shares shall be recorded in the name of the Participant in the books and records of the Company's transfer agent and no new certificate shall be delivered to the Participant or his legal representative unless and until the Participant or his legal representative shall have paid to the Company the full amount of all federal and state withholding or other taxes applicable to the taxable income of Participant resulting from the grant of Shares or the lapse or removal of the Restrictions.

            (ii)   The Company shall not be required to record any Shares in the name of the Participant in the books and records of the Company's transfer agent or issue or deliver any certificate or certificates for any Shares prior to the fulfillment of all of the following conditions: (A) the admission of the Shares to listing on all stock exchanges on which the Company's common stock is then listed, (B) the completion of any registration or other qualification of the Shares under any state or federal law or under rulings or regulations of the Securities and Exchange Commission or other governmental regulatory body, which the Committee shall, in its sole and absolute discretion, deem necessary and advisable, (C) the obtaining of any approval or other clearance from any state or federal governmental agency that the Committee shall, in its absolute discretion, determine to be necessary or advisable and (D) the lapse of any such reasonable period of time following the date the Restrictions lapse as the Committee may from time to time establish for reasons of administrative convenience.

ARTICLE III.

OTHER PROVISIONS

        3.1    Restricted Stock Not Transferable.    No Shares that are subject to the Restrictions or any interest or right therein or part thereof shall be liable for the debts, contracts or engagements of the Participant or his successors in interest or shall be subject to disposition by transfer, alienation, anticipation, pledge, encumbrance, assignment or any other means whether such disposition be voluntary or involuntary or by operation of law by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy), and any attempted disposition thereof shall be null and void and of no effect; provided, however, that this Section 3.1 notwithstanding, with the consent of the Committee, the Shares may be transferred to certain persons or entities related to Participant, including but not limited to members of Participant's family, charitable institutions or trusts or other entities whose beneficiaries or beneficial owners are members of Participant's family and/or charitable institutions, or to such other persons or entities as may be expressly approved by the Committee, pursuant to any such conditions and procedures the Committee may require. Notwithstanding the foregoing, in no event shall the Award be transferable by the Participant to a third party (other than the Company) for consideration.

        3.2    Rights as Stockholder.    Except as otherwise provided herein, upon the Grant Date the Participant shall have all the rights of a stockholder with respect to the Shares, subject to the Restrictions herein, including the right to vote the Shares and the right to receive any cash or stock dividends paid to or made with respect to the Shares.

        3.3    Not a Contract of Employment.    Nothing in this Agreement or in the Plan shall confer upon the Participant any right to continue to serve as an employee or other service provider of the Company or any of its Subsidiaries.

        3.4    Governing Law.    The laws of the State of California shall govern the interpretation, validity, administration, enforcement and performance of the terms of this Agreement regardless of the law that might be applied under principles of conflicts of laws.

        3.5    Conformity to Securities Laws.    The Participant acknowledges that the Plan and this Agreement are intended to conform to the extent necessary with all provisions of the Securities Act of 1933, as amended, and the Exchange Act, and any and all regulations and rules promulgated thereunder by the Securities and Exchange Commission, including without limitation Rule 16b-3 under the Exchange Act. Notwithstanding anything herein to the contrary, the Plan shall be administered, and the Awards are granted, only in such a manner as to conform to such laws, rules and regulations. To the extent permitted by applicable law, the Plan and this Agreement shall be deemed amended to the extent necessary to conform to such laws, rules and regulations.

        3.6    Amendment, Suspension and Termination.    To the extent permitted by the Plan, this Agreement may be wholly or partially amended or otherwise modified, suspended or terminated at any time or from time to time by the Committee or the Board, provided, that, except as may otherwise be provided by the Plan, no amendment, modification, suspension or termination of this Agreement shall adversely effect the Award in any material way without the prior written consent of the Participant.

        3.7    Notices.    Notices required or permitted hereunder shall be given in writing and shall be deemed effectively given upon personal delivery or upon deposit in the United States mail by certified mail, with postage and fees prepaid, addressed to the Participant to his address shown in the Company records, and to the Company at its principal executive office.

        3.8    Successors and Assigns.    The Company may assign any of its rights under this Agreement to single or multiple assignees, and this Agreement shall inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer herein set forth, this Agreement shall be binding upon Participant and his or her heirs, executors, administrators, successors and assigns.

EXHIBIT B
TO RESTRICTED STOCK AWARD GRANT NOTICE

CONSENT OF SPOUSE

        I,                        , spouse of                        , have read and approve the foregoing Agreement. In consideration of issuing to my spouse the shares of the common stock of Accuray Incorporated set forth in the Agreement, I hereby appoint my spouse as my attorney-in-fact in respect to the exercise of any rights under the Agreement and agree to be bound by the provisions of the Agreement insofar as I may have any rights in said Agreement or any shares of the common stock of Accuray Incorporated issued pursuant thereto under the community property laws or similar laws relating to marital property in effect in the state of our residence as of the date of the signing of the foregoing Agreement.

Dated:	,
Signature of Spouse

APPENDIX B

ACCURAY INCORPORATED
2007 INCENTIVE AWARD PLAN

RESTRICTED STOCK UNIT GRANT NOTICE

        Accuray Incorporated, a Delaware corporation (the "Company"), pursuant to its 2007 Incentive Award Plan (the "Plan"), hereby grants to the individual listed below ("Participant"), the following award of Restricted Stock Units ("RSUs"). This Restricted Stock Unit is subject to all of the terms and conditions set forth herein and in the Restricted Stock Unit Agreement attached hereto as Appendix A (the "Restricted Stock Unit Agreement") and in the Plan, each of which are incorporated herein by reference. All capitalized terms used and not otherwise defined in this Grant Notice or the Restricted Stock Unit Agreement shall have the meanings ascribed to such terms in the Plan unless the context clearly indicates otherwise.

        Participant:

        Grant Date:

        Number of RSUs:

        Vesting Schedule:    Subject to the Participant's continued service as an Employee, Consultant or Director through the applicable vesting date, [                      ] percent (    %) of the RSUs shall vest on the [          ] anniversary of the Grant Date and an additional [                      ] percent (    %) of the RSUs shall vest on each of the [            ,          and            ] anniversaries of the Grant Date (each such date, a "Vesting Date").

        Termination of RSUs:    In the event that the Participant ceases to be an Employee, Consultant or Independent Director for any reason prior to the applicable Vesting Date, all RSUs that have not vested as of the date of such termination shall thereupon automatically be forfeited by the Participant as of such date of termination without payment of any consideration therefor.

        By his or her signature and the Company's signature below, the Participant agrees to be bound by the terms and conditions of the Plan, the Restricted Stock Unit Agreement and this Grant Notice. Participant has reviewed the Restricted Stock Unit Agreement, the Plan and this Grant Notice in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Grant Notice and fully understands all provisions of this Grant Notice, the Restricted Stock Unit Agreement and the Plan. Participant hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Committee upon any questions arising under the Plan, this Grant Notice or the Restricted Stock Unit Agreement. If Participant is married, his or her spouse has signed the Consent of Spouse attached to this Grant Notice as Exhibit B.

ACCURAY INCORPORATED:	PARTICIPANT:
By:	By:
Print Name:	Print Name:
Title:	Address:

APPENDIX A
TO RESTRICTED STOCK UNIT GRANT NOTICE

RESTRICTED STOCK UNIT AGREEMENT

        1.    Grant.    Pursuant to the Restricted Stock Unit Grant Notice (the "Grant Notice") to which this Restricted Stock Unit Agreement (the "Agreement") is attached, Accuray Incorporated, a Delaware corporation (the "Company"), has granted to the Participant an award of [            ] RSUs under the Company's 2007 Incentive Award Plan (the "Plan") as set forth in the Grant Notice, subject to all of the terms and conditions contained in this Agreement and the Plan. All capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Plan and the Grant Notice unless the context clearly indicates otherwise.

        2.    Vesting and Termination.    The RSUs shall vest and shall terminate as set forth in the Grant Notice. In the event of a termination of the Participant's status as an Employee, Consultant or Independent Director for any reason prior to the applicable Vesting Date, all RSUs that have not vested as of the date of such termination shall thereupon automatically be forfeited by the Participant as of such date of termination without payment of any consideration therefor. RSUs which are not vested as of the date of such termination shall not thereafter become vested.

        3.    RSUs.    As of the applicable Vesting Date, each RSU that vests on such date shall represent the right to receive payment, in accordance with Section 4 below, in the form of one share of Stock. Unless and until an RSU vests, the Participant will have no right to payment in respect of any such RSU. Prior to actual payment in respect of any vested RSU, such RSU will represent an unsecured obligation of the Company, payable (if at all) only from the general assets of the Company.

        4.    Payment after Vesting; Code Section 409A.    Payment in respect of any RSUs that vest in accordance herewith shall be made to the Participant (or in the event of the Participant's death, to the Participant's estate) in whole shares of Stock as soon as practicable after the applicable Vesting Date, but in no event later than sixty (60) days, after such Vesting Date (for the avoidance of doubt, this deadline is intended to comply with the "short-term deferral" exemption from Section 409A of the Code).

        5.    Tax Withholding.    The Company shall have the authority and the right to deduct or withhold, or to require the Participant to remit to the Company, an amount sufficient to satisfy all applicable federal, state and local taxes (including the Participant's employment tax obligations) required by law to be withheld with respect to any taxable event arising in connection with the RSUs. Unless otherwise determined by the Committee, the Company shall, in satisfaction of the foregoing requirement, withhold shares of Stock otherwise issuable in respect of any RSUs having a Fair Market Value equal to the sums required to be withheld, and the Participant hereby agrees to such withholding of shares.

        6.    Rights as Shareholder.    Neither the Participant nor any person claiming under or through the Participant will have any of the rights or privileges of a shareholder of the Company in respect of any shares of Stock that may become deliverable hereunder unless and until certificates representing such shares of Stock shall have been issued, recorded on the records of the Company or its transfer agents or registrars, and delivered to the Participant or any person claiming under or through the Participant.

        7.    Non-Transferability.    Unless transferred to a Permitted Transferee (as defined below), RSUs may not be sold, pledged, assigned or transferred in any manner other than by will or the laws of descent and distribution. For purposes of this Section 7, "Permitted Transferee" shall mean, with respect to a Participant, certain persons or entities related to the Participant, including but not limited to members of the Participant's family, charitable institutions or trusts or other entities whose beneficiaries or beneficial owners are members of Participant's family and/or charitable institutions, or to such other persons or entities as may be expressly approved by the Committee, pursuant to any such conditions and procedures the Committee may require. Neither the RSUs nor any interest or right therein shall be liable for the debts, contracts or engagements of the Participant or his successors in interest or shall be subject to disposition by transfer, alienation, anticipation, pledge, encumbrance, assignment or any other means whether such disposition be voluntary or involuntary or by operation of law by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy), and any attempted disposition thereof shall be null and void and of no effect, except to the extent that such disposition is permitted by the preceding sentence.

        8.    Distribution of Stock.    Notwithstanding anything herein to the contrary, no payment shall be made under this Agreement in the form of shares of Stock prior to the fulfillment of all of the following conditions: (i) the admission of such shares to listing on all stock exchanges on which the Stock is then listed, (ii) the completion of any registration or other qualification of such shares under any state or federal law or under rulings or regulations of the Securities and Exchange Commission or other governmental regulatory body, which the Committee shall, in its sole and absolute discretion, deem necessary and advisable, (iii) the obtaining of any approval or other clearance from any state or federal governmental agency that the Committee shall, in its absolute discretion, determine to be necessary or advisable and (iv) the lapse of any such reasonable period of time following the Vesting Date as the Committee may from time to time establish for reasons of administrative convenience. All certificates delivered pursuant to this Agreement shall be subject to any stop-transfer orders and other restrictions as the Committee deems necessary or advisable to comply with federal, state, or local securities or other laws, rules and regulations and the rules of any national securities exchange or automated quotation system on which the shares of Stock are listed, quoted, or traded. The Committee may place legends on any certificate to reference restrictions applicable to the shares of Stock. In addition to the terms and conditions provided herein, the Committee may require that the Participant make such covenants, agreements, and representations as the Committee, in its sole discretion, deems advisable in order to comply with any such laws, regulations, or requirements. The Committee shall have the right to require the Participant to comply with any timing or other restrictions with respect to the settlement of any RSUs pursuant to this Agreement, including a window-period limitation, as may be imposed in the discretion of the Committee. Any shares of Stock distributed pursuant to this Agreement may consist, in whole or in part, of authorized and unissued shares, treasury shares or shares purchased on the open market. No fractional shares shall be issued and the Committee shall determine, in its sole discretion, whether cash shall be given in lieu of fractional shares or whether such fractional shares shall be eliminated by rounding up or down as appropriate.

        9.    No Effect on Employment.    Nothing in this Agreement or in the Plan shall confer upon the Participant any right to continue to serve as an Employee, Consultant, member of the Board or other service provider of the Company or any of its Subsidiaries.

        10.    Severability.    In the event that any provision in this Agreement is held invalid or unenforceable, such provision will be severable from, and such invalidity or unenforceability will not be construed to have any effect on, the remaining provisions of this Agreement, which shall remain in full force and effect.

        11.    Tax Consultation.    The Participant understands that the Participant may suffer adverse tax consequences in connection with the RSUs granted pursuant to this Agreement. The Participant represents that the Participant has consulted with any tax consultants that the Participant deems advisable in connection with the RSUs and that the Participant is not relying on the Company for tax advice.

        12.    Amendments, Suspension and Termination.    To the extent permitted by the Plan, this Agreement may be wholly or partially amended or otherwise modified, suspended or terminated at any time or from time to time by the Committee or the Board.

        13.    Conformity to Securities Laws.    The Participant acknowledges that the Plan and this Agreement are intended to conform to the extent necessary with all provisions of the Securities Act and the Exchange Act and any and all regulations and rules promulgated by the Securities and Exchange Commission thereunder, and all applicable state securities laws and regulations. Notwithstanding anything herein to the contrary, the Plan shall be administered, and the RSUs are granted, only in such a manner as to conform to such laws, rules and regulations. To the extent permitted by applicable law, the Plan and this Agreement shall be deemed amended to the extent necessary to conform to such laws, rules and regulations.

        14.    Limitations Applicable to Section 16 Persons.    Notwithstanding any other provision of the Plan or this Agreement, if the Participant becomes subject to Section 16 of the Exchange Act, the Plan, the RSUs and this Agreement shall be subject to any additional limitations set forth in any applicable exemptive rule under Section 16 of the Exchange Act (including any amendment to Rule 16b-3 of the Exchange Act) that are requirements for the application of such exemptive rule. To the extent permitted by applicable law, this Agreement shall be deemed amended to the extent necessary to conform to such applicable exemptive rule.

        15.    Code Section 409A.    The RSUs are not intended to constitute or provide for "nonqualified deferred compensation" within the meaning of Section 409A of the Code ("Section 409A"). However, notwithstanding any other provision of the Plan, this Agreement or the Grant Notice, if at any time the Committee determines that the RSUs (or any portion thereof) may be subject to Section 409A, the Committee shall have the right, in its sole discretion, to adopt such amendments to the Plan, this Agreement or the Grant Notice or adopt other policies and procedures (including amendments, policies and procedures with retroactive effect), or take any other actions, as the Committee determines are necessary or appropriate either for the RSUs to be exempt from the application of Section 409A or to comply with the requirements of Section 409A. Nothing herein shall, or shall be construed so as to, limit the generality of Section 15.14 of the Plan.

        16.    Adjustments.    The Participant acknowledges that the RSUs are subject to modification and termination in certain events as provided in this Agreement and Article 11 of the Plan.

        17.    Notices.    Notices required or permitted hereunder shall be given in writing and shall be deemed effectively given upon personal delivery or upon deposit in the United States mail by certified mail, with postage and fees prepaid, addressed to the Participant to his or her address shown in the Company records, and to the Company at its principal executive office.

        18.    Successors and Assigns.    The Company may assign any of its rights under this Agreement to single or multiple assignees, and this Agreement shall inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer contained herein, this Agreement shall be binding upon the Participant and his or her heirs, executors, administrators, successors and assigns.

        19.    Governing Law.    The laws of the State of California shall govern the interpretation, validity, administration, enforcement and performance of the terms of this Agreement regardless of the law that might be applied under principles of conflicts of laws.

        20.    Captions.    Captions provided herein are for convenience only and are not to serve as a basis for interpretation or construction of this Agreement.

EXHIBIT B
TO RESTRICTED STOCK UNIT GRANT NOTICE

CONSENT OF SPOUSE

        I,                        , spouse of                        , have read and approve the foregoing Restricted Stock Unit Grant Notice and Restricted Stock Unit Agreement (the "Agreement"). In consideration of issuing to my spouse the Restricted Stock Units of Accuray Incorporated set forth in the Grant Notice and the Agreement, I hereby appoint my spouse as my attorney-in-fact in respect to the exercise of any rights under the Grant Notice and the Agreement and agree to be bound by the provisions thereof insofar as I may have any rights therein or in or to any shares of the common stock of Accuray Incorporated issued pursuant thereto under the community property laws or similar laws relating to marital property in effect in the state of our residence as of the date of the signing of the Grant Notice and the Agreement.

Dated:	,
Signature of Spouse

PROXY

ACCURAY INCORPORATED

PROXY FOR 2007 ANNUAL MEETING OF STOCKHOLDERS

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned stockholder of ACCURAY INCORPORATED, a Delaware corporation, hereby acknowledges receipt of the notice of annual meeting of stockholders and proxy statement, each dated November 12, 2007, and hereby appoints Euan S. Thomson, Ph.D. and Robert E. McNamara, and each of them, jointly and severally, as proxies and attorneys-in-fact, with full power of substitution, on behalf and in name of the undersigned, to represent the undersigned at the 2007 annual meeting of stockholders of Accuray Incorporated to be held on Wednesday, December 12, 2007 at 10:00 a.m. PST, at the Four Seasons Hotel—San Francisco, located at 757 Market Street, San Francisco, California 94103 and at any adjournment or postponement thereof, and to vote all shares of common stock which the undersigned would be entitled to vote, if personally present, on the matter set forth on the reverse side and, in accordance with their discretion, on any other business that may come before the meeting, and revokes all proxies previously given by the undersigned with respect to the shares covered hereby.

This proxy will be voted as directed, or if no contrary direction is indicated, will be voted "FOR" the election of directors in Proposal One and for the approval of Proposal Two and Proposal Three and as said proxies deem advisable on such other matters as may properly come before the meeting.

PLEASE VOTE, DATE AND SIGN ON REVERSE SIDE
AND RETURN
PROMPTLY IN THE ENCLOSED ENVELOPE

Address Change/Comments (Mark the corresponding box on the reverse side)

/*\ FOLD AND DETACH HERE /*\

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF THE DIRECTORS IN PROPOSAL ONE AND "FOR" APPROVAL OF PROPOSAL TWO AND PROPOSAL THREE.	Please Mark Here for Address Change or Comments	☐
SEE REVERSE SIDE

ANNUAL MEETING OF STOCKHOLDERS OF ACCURAY INCORPORATED December 12, 2007

			FOR ALL NOMINEES (except as marked below)	WITHHOLD AUTHORITY TO VOTE FOR ALL NOMINEES			FOR	AGAINST	ABSTAIN
1.	Election of Directors:		☐	☐	2.	To approve the 2007 Incentive Award Plan.	☐	☐	☐
	NOMINEES:						FOR	AGAINST	ABSTAIN
	01 02	Robert S. Weiss, and Li Yu			3.	To ratify the appointment of Grant Thornton LLP as our independent registered public accounting firm for the fiscal year ending June 30, 2008.	☐	☐	☐
To withhold authority to vote for any individual nominee(s), write the nominee name(s) in the space provided below:

PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒
MARK "X" HERE IF YOU PLAN TO ATTEND THE MEETING. ☒

Signature	Signature	Date
Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

/*\ FOLD AND DETACH HERE /*\

WE ENCOURAGE YOU TO TAKE ADVANTAGE OF INTERNET OR TELEPHONE VOTING,
BOTH ARE AVAILABLE 24 HOURS A DAY, 7 DAYS A WEEK.

Internet and telephone voting is available through 11:59 PM Eastern Time the day prior to annual meeting day.

Your Internet or telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

INTERNET http://www.proxyvoting.com/aray		TELEPHONE 1-866-540-5760
Use the internet to vote your proxy. Have your proxy card in hand when you access the web site.	OR	Use any touch-tone telephone to vote your proxy. Have your proxy card in hand when you call.

        If you vote your proxy by Internet or by telephone, you do NOT need to mail back your proxy card. To vote by mail, mark, sign and date your proxy card and return it in the enclosed postage-paid envelope.

  Choose MLinkSM for fast, easy and secure 24/7 online access to your future proxy materials, investment plan statements, tax documents and more. Simply log on to Investor ServiceDirect® at www.bnymellon.com/shareowner/isd where step-by-step instructions will prompt you through enrollment.

QuickLinks

NOTICE OF 2007 ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON DECEMBER 12, 2007
TABLE OF CONTENTS
PROXY STATEMENT FOR 2007 ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON DECEMBER 12, 2007
QUESTIONS AND ANSWERS REGARDING THIS SOLICITATION AND VOTING AT THE MEETING
Stockholder Proposals
Nomination of Director Candidates
PROPOSAL ONE—ELECTION OF DIRECTORS
PROPOSAL TWO— PROPOSAL TO APPROVE THE 2007 INCENTIVE AWARD PLAN
PROPOSAL THREE—RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
REPORT OF THE AUDIT COMMITTEE
REPORT OF THE COMPENSATION COMMITTEE
COMPENSATION DISCUSSION & ANALYSIS
EXECUTIVE COMPENSATION
COMPENSATION OF NON-EMPLOYEE DIRECTORS
SECURITY OWNERSHIP
CORPORATE GOVERNANCE AND BOARD OF DIRECTORS MATTERS
EXECUTIVE OFFICERS
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
WHERE YOU CAN FIND ADDITIONAL INFORMATION
OTHER MATTERS
APPENDIX A ACCURAY INCORPORATED CHARTER OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS
AUDIT COMMITTEE CHARTER of the Audit Committee of ACCURAY INCORPORATED
APPENDIX B ACCURAY INCORPORATED 2007 INCENTIVE AWARD PLAN
ARTICLE 1. PURPOSE
ARTICLE 2. DEFINITIONS AND CONSTRUCTION
ARTICLE 3. SHARES SUBJECT TO THE PLAN
ARTICLE 4. ELIGIBILITY AND PARTICIPATION
ARTICLE 5. STOCK OPTIONS
ARTICLE 6. RESTRICTED STOCK AWARDS
ARTICLE 7. STOCK APPRECIATION RIGHTS
ARTICLE 8. OTHER TYPES OF AWARDS
ARTICLE 9. PERFORMANCE-BASED AWARDS
ARTICLE 10. PROVISIONS APPLICABLE TO AWARDS
ARTICLE 11. CHANGES IN CAPITAL STRUCTURE
ARTICLE 12. ADMINISTRATION
ARTICLE 13. EFFECTIVE AND EXPIRATION DATE
ARTICLE 14. AMENDMENT, MODIFICATION, AND TERMINATION
ARTICLE 15. GENERAL PROVISIONS
  Attachment 1
ACCURAY INCORPORATED 2007 INCENTIVE AWARD PLAN STOCK OPTION GRANT NOTICE AND STOCK OPTION AGREEMENT
EXHIBIT A TO STOCK OPTION GRANT NOTICE ACCURAY INCORPORATED STOCK OPTION AGREEMENT
ARTICLE I. GENERAL
ARTICLE II. GRANT OF OPTION
ARTICLE III. PERIOD OF EXERCISABILITY
ARTICLE IV. EXERCISE OF OPTION
ARTICLE V. OTHER PROVISIONS
  Attachment 2
ACCURAY INCORPORATED 2007 INCENTIVE AWARD PLAN RESTRICTED STOCK AWARD GRANT NOTICE AND RESTRICTED STOCK AWARD AGREEMENT
EXHIBIT A TO RESTRICTED STOCK AWARD GRANT NOTICE ACCURAY INCORPORATED RESTRICTED STOCK AWARD AGREEMENT
ARTICLE I. GENERAL
ARTICLE II. AWARD OF RESTRICTED STOCK
ARTICLE III. OTHER PROVISIONS
EXHIBIT B TO RESTRICTED STOCK AWARD GRANT NOTICE
CONSENT OF SPOUSE
APPENDIX B ACCURAY INCORPORATED 2007 INCENTIVE AWARD PLAN RESTRICTED STOCK UNIT GRANT NOTICE
APPENDIX A TO RESTRICTED STOCK UNIT GRANT NOTICE RESTRICTED STOCK UNIT AGREEMENT
EXHIBIT B TO RESTRICTED STOCK UNIT GRANT NOTICE CONSENT OF SPOUSE